                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

Pre-Effective Amendment ______                                               [ ]

Post-Effective Amendment No. 45 (File No. 33-15253)                          [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 47 (File No. 811-05221)                                        [X]

SELIGMAN PORTFOLIOS, INC.
50606 Ameriprise Financial Center
Minneapolis, MN 55474

Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN 55474
(612) 671-1947

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on April 30, 2010 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Prospectus
                                                                 (SELIGMAN LOGO)


SELIGMAN CAPITAL PORTFOLIO


PROSPECTUS APRIL 30, 2010


SELIGMAN CAPITAL PORTFOLIO SEEKS CAPITAL
APPRECIATION.

The Fund may offer Class 1 and Class 2 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by RiverSource Fund Distributors, Inc. (the distributor). There are no exchange ticker symbols associated with shares of the Fund.

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


SUMMARY OF THE FUND
Investment Objective..............................   3p
Fees and Expenses of the Fund.....................   3p
Principal Investment Strategies of the Fund.......   4p
Principal Risks of Investing in the Fund..........   5p
Past Performance..................................   6p
Fund Management...................................   7p
Buying and Selling Shares.........................   7p
Tax Information...................................   7p
Financial Intermediary Compensation...............   8p
MORE INFORMATION ABOUT THE FUND
Investment Objective..............................   9p
Principal Investment Strategies of the Fund.......   9p
Principal Risks of Investing in the Fund..........  10p
More about Annual Fund Operating Expenses.........  11p
Other Investment Strategies and Risks.............  12p
Fund Management and Compensation..................  14p
FINANCIAL HIGHLIGHTS..............................  17P
GENERAL INFORMATION...............................  19P
BUYING AND SELLING SHARES.........................  22P
  Description of Fund Shares......................  22p
  Pricing and Valuing of Fund Shares..............  22p
  Purchasing and Selling Shares...................  23p
DISTRIBUTIONS AND TAXES...........................  26P
  Reinvestments...................................  26p
  Taxes...........................................  26p





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2P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Seligman Capital Portfolio (the Fund) seeks to provide shareholders with capital appreciation.

FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, it would increase overall expenses.


 ANNUAL FUND OPERATING EXPENSES(a)
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
 INVESTMENT)

                                                 CLASS 1  CLASS 2
Management fees                                    0.36%    0.36%
Distribution and/or service (12b-1) fees           0.00%    0.25%
Other expenses                                     0.97%    0.97%
Total annual fund operating expenses               1.33%    1.58%
Less: Fee waiver/expense reimbursement(b)         (0.34%)  (0.34%)
Total annual fund operating expenses after fee
waiver/expense reimbursement(b)                    0.99%    1.24%



(a) The expense ratios have been adjusted to reflect current fees.

(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 0.99% for Class 1 and 1.24% for Class 2.



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                               SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS  3P

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your investment at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class 1                             $101      $388      $697     $1,577
Class 2                             $126      $466      $829     $1,855


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 144% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in the common stock of medium-sized U.S. companies. The Fund defines medium-sized companies as those with market capitalizations between $1 billion and $15 billion at the time of purchase by the Fund. The Fund's Board of Directors may change the parameters by which "medium-sized companies" are defined if it concludes that such a change is appropriate. The investment manager chooses common stocks for the Fund through fundamental analysis, considering both qualitative and quantitative factors including company fundamentals, strength of management, market earnings expectations, potential for improvement in operations, valuations relative to projected earnings growth and potential for above-average growth. The Fund may invest up to 25% of its net assets in foreign investments.


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4P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

MARKET RISK. The market value of securities may fall, fail to rise or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies. Focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies, including less predictable earnings, lack of experienced management, financial resources, product diversification and competitive strengths. Securities of mid-sized companies may trade only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


RISKS OF FOREIGN INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.



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                               SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS  5P

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class 1 share performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.


Both the bar chart and the table do not reflect the expenses that apply to subaccounts and Contracts. Inclusion of these charges would reduce total return for all periods shown.



On Jan. 1, 2010, the Lipper Mid-Cap Growth Funds Index (the Lipper Index) replaced the Lipper Mid-Cap Growth Funds Average (the Lipper Average) as one of the Fund's benchmarks. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


How the Fund has performed in the past does not indicate how the Fund will perform in the future. Updated performance information is available by calling, without charge, 1(800) 221-2450.



                          CLASS 1 ANNUAL TOTAL RETURNS

                                   (BAR CHART)


         +8.50%    -15.97%   -32.98%   +36.07%   +8.60%    +12.49%   +6.10%    +16.48%   -47.92%   +48.70%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009



                                 (CALENDAR YEAR)
During the periods shown:

- Highest return for a calendar quarter was +27.39% (quarter ended Dec. 31, 2001).

- Lowest return for a calendar quarter was -30.55% (quarter ended Sept. 30, 2001).




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6P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

 AVERAGE ANNUAL TOTAL RETURNS



                                                                  CLASS 2
                                                                   SINCE
                                                                 INCEPTION
(FOR PERIODS ENDED DEC. 31, 2009)    1 YEAR  5 YEARS  10 YEARS  (8/30/2000)
Seligman Capital Portfolio:
  Class 1                           +48.70%   +1.49%   -0.28%        N/A
  Class 2                           +48.45%   +1.24%     N/A       -4.01%
Russell Midcap(R) Growth Index
(reflects no deduction for fees,
expenses or taxes)                  +46.29%   +2.40%   -0.52%      -2.31%
Lipper Mid-Cap Growth Funds Index
(reflects no deduction for taxes)   +42.65%   +3.35%   -1.47%      -2.60%
Lipper Mid-Cap Growth Funds
Average (reflects no deduction
for taxes)                          +40.73%   +1.63%   +0.11%      -1.28%




FUND MANAGEMENT


INVESTMENT MANAGER: RiverSource Investments, LLC


PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Erik J. Voss              Portfolio Manager          Oct. 2006



BUYING AND SELLING SHARES


As a Contract owner or Qualified Plan participant, you cannot buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.


TAX INFORMATION

The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.



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                               SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS  7P

FINANCIAL INTERMEDIARY COMPENSATION


If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial adviser or salesperson or visit your financial intermediary's web site for more information.



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8P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE


Seligman Capital Portfolio (the Fund) seeks to provide shareholders with capital appreciation. Because any investment involves risk, there is no assurance that this objective can be achieved. Only shareholders can change the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Generally, the Fund invests primarily in the common stock of medium-sized U.S. companies. The investment manager defines medium-sized companies as companies with market capitalizations between $1 billion and $15 billion at the time of purchase by the Fund. The Fund's Board of Directors may change the parameters by which "medium-sized companies" are defined if it concludes that such a change is appropriate. The Fund may invest up to 25% of its net assets in foreign investments.

The investment manager chooses common stocks for the Fund through fundamental analysis, considering both quantitative and qualitative factors. In selecting individual securities for investment, the investment manager looks to identify medium-sized companies that it believes display certain characteristics, including but not limited to, one or more of the following:

- Strong or improving company fundamentals;

- Strong management;

- Market earnings expectations are at or below the investment manager's estimates;

- Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings);

- Low valuations relative to projected earnings growth rates (i.e., low price/earnings ratio); and/or

- Potential for above-average growth.

The Fund will generally sell a stock when the investment manager believes that the company's fundamentals have deteriorated, the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued) or the investment manager's price target has been met.


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9P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.


MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in some instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.


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10P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades in foreign markets. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's operating expenses will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.


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                              SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS  11P

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in potential losses for the Fund. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Derivative instruments will typically increase the Fund's exposure to the principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.


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12P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial loss for the Fund. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "General Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


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                              SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS  13P

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund" that appears in the Summary of the Fund, they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource Family of Funds (including the RiverSource funds, RiverSource Partners funds, Threadneedle funds and Seligman funds) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


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14P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

The RiverSource Family of Funds has received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. If the Fund was to seek to rely on the order, holders of a majority of the Fund's outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, would be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.37% of the Fund's average daily net assets.

Effective May 11, 2009, the annual management fee rate is equal to 0.355% of the Fund's average daily net assets. Prior to May 11, 2009, the annual fee rate was equal to 0.40% of the Fund's average daily net assets. The reduction in the investment management services fee schedule is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through an Administrative Services Agreement with Ameriprise Financial. Under the Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administrative and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The administrative services fee for the period from May 11, 2009 through Dec. 31, 2009 was equal to 0.04% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee.

Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement was included in the Fund's proxy statement, dated Aug. 27, 2008, and is available in the Fund's annual shareholder report for the period ended Dec. 31, 2008.


--------------------------------------------------------------------------------
                              SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS  15P

Portfolio Manager. The portfolio manager responsible for the day-to-day management of the Fund is:



Erik J. Voss, Portfolio Manager



- Managed the Fund since Oct. 2006.



- Head of RiverSource Investments Growth Team since November 2008.



- Joined J. & W. Seligman & Co. Incorporated (the Fund's previous investment manager) as portfolio manager in 2006.



- Portfolio manager October 2000 through March 2006, Wells Capital Management Incorporated (Strong Capital Management, Inc. prior to its acquisition by Wells Capital Management Incorporated in January 2005).



- Began investment career in 1993.



- M.S. Finance, University of Wisconsin.


The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


--------------------------------------------------------------------------------
16P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

FINANCIAL HIGHLIGHTS



The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, or imposed on Accounts that may own shares directly. Inclusion of these charges would reduce total returns for all periods shown. Total returns are not annualized for periods of less than one year. The information for the fiscal year ended Dec. 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the periods ended Dec. 31, 2007 and Dec. 31, 2008 was audited by Deloitte & Touche LLP. The information for the periods ended on or before Dec. 31, 2006 was audited by Ernst & Young LLP.





                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.87       $17.03      $14.62      $13.78      $12.25
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.07)        (.10)       (.14)       (.05)       (.06)
Net gains (losses) (both realized and
 unrealized)                                         4.39        (8.06)       2.55         .89        1.59
----------------------------------------------------------------------------------------------------------
Total from investment operations                     4.32        (8.16)       2.41         .84        1.53
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.19        $8.87      $17.03      $14.62      $13.78
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       48.70%      (47.92%)     16.48%       6.10%      12.49%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.43%        1.32%       1.18%       1.05%       1.03%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.63%)       (.71%)      (.83%)      (.33%)      (.50%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $3           $2          $5          $6          $8
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              144%         240%        196%        203%        174%
----------------------------------------------------------------------------------------------------------





See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                              SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS  17P

                                                                     YEAR ENDED DEC. 31,
CLASS 2                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.69       $16.74      $14.40      $13.61      $12.13
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.09)        (.13)       (.18)       (.08)       (.09)
Net gains (losses) (both realized and
 unrealized)                                         4.30        (7.92)       2.52         .87        1.57
----------------------------------------------------------------------------------------------------------
Total from investment operations                     4.21        (8.05)       2.34         .79        1.48
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.90        $8.69      $16.74      $14.40      $13.61
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       48.45%      (48.09%)     16.25%       5.80%      12.20%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.63%        1.57%       1.43%       1.30%       1.28%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.85%)       (.96%)     (1.08%)      (.58%)      (.75%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5           $3          $5          $5          $5
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              144%         240%        196%        203%        174%
----------------------------------------------------------------------------------------------------------




NOTES TO FINANCIAL HIGHLIGHTS



(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.



--------------------------------------------------------------------------------
18P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

GENERAL INFORMATION


ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide the Fund with certain services, including administrative, accounting, treasury and other services. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus.

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor) provides underwriting and distribution services to the Fund. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees on Class 2 shares. The distributor uses these fees to support its distribution and servicing activity for Class 2 shares. Fees paid by the Fund for these services are set forth under "Distribution and/or service (12b-1) fees" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus. More information on how these fees are used is set forth under "Buying and Selling Shares -- Description of Fund Shares" in this prospectus and in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide services to the Fund. The Fund pays the transfer agent a fee as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these services to the Fund. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus. RiverSource Service Corporation may pay a portion of these fees to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the Accounts.

The SAI provides additional information about the services provided under the agreements set forth above.


--------------------------------------------------------------------------------
                              SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS  19P

PAYMENTS TO AFFILIATED AND UNAFFILIATED PARTICIPATING INSURANCE COMPANIES

The Fund may be sold as an underlying investment option under Contracts offered by RiverSource Life Insurance Company (RiverSource Life), its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (together, the Affiliated Insurance Companies) and other unaffiliated participating insurance companies (collectively, the participating insurance companies). RiverSource Investments and its affiliates may make or support payments out of their own resources to the participating insurance companies including the Affiliated Insurance Companies as a result of their agreement to include the Fund as an investment option under the Contracts. These Contracts may also include mutual funds other than the Fund as investment options, and the participating insurance companies including the Affiliated Insurance Companies may receive payments from the sponsors of these other mutual funds as a result of including those funds as underlying investment options under the Contracts. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund in products offered by the Affiliated Insurance Companies, as employee compensation and business unit operating goals at all levels are tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Fund. The amount of payment from sponsors of other funds that are offered as investment options under the Contracts or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation participating insurance companies receive from a fund may create an incentive for the companies and may influence their decision regarding which funds to include under a Contract. These arrangements are sometimes referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by the participating insurance companies. See your Contract prospectus for more information regarding these payments and allocations.


--------------------------------------------------------------------------------
20P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST

Shares of the Fund may serve as the underlying investments for both variable annuity contracts and variable life insurance policies issued by participating life insurance companies. Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflicts. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Accounts of the participating insurance companies might be required to withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

ADDITIONAL MANAGEMENT INFORMATION

Cash Reserves. The Fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including, but not limited to, RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. The Fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.




--------------------------------------------------------------------------------
                              SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS  21P

BUYING AND SELLING SHARES

DESCRIPTION OF FUND SHARES

The Fund may offer Class 1 and Class 2 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies, Accounts funding qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by the distributor. Not all share classes may be available under your Contract or Qualified Plan. Under a Rule 12b-1 plan adopted by the Fund, Class 2 shares pay an annual shareholder servicing and distribution ("12b-1") fee of up to 0.25% of average net assets. The Fund pays this fee to the distributor. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners who invest in Class 2 shares, and for distribution related expenses. Additionally, the distributor may use this fee to make payments to Qualified Plan sponsors or their affiliates for similar services provided to Qualified Plans and their participants. Because these 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

PRICING AND VALUING OF FUND SHARES

The net asset value (NAV) is the value of a single share of a Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


--------------------------------------------------------------------------------
22P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by the Fund is materially affected by events that occur after the close of a securities market but prior to the time the Fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PURCHASING AND SELLING SHARES

As a Contract owner or participant in a Qualified Plan, you may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract or contributing to a Qualified Plan and making allocations to the Fund. Allocation rights and information on how to purchase or surrender a Contract or Qualified Plan, including any minimum and maximum payments and submission and acceptance of your application, as well as any sales charges and other expenses imposed by the Contracts or Qualified Plans, and any charges that apply to Accounts that may own shares directly, are described in the separate Contract prospectus or Qualified Plan disclosure documents, as applicable, that accompany this prospectus.

The Accounts may purchase and sell shares of the Fund in accordance with allocation instructions received from Contract owners or Qualified Plan participants. There is no sales charge associated with the purchase or sale of Fund shares. An Account may purchase or sell Fund shares at the next NAV calculated after its request is received in good order by the Fund. The amount received for the sale of Fund shares may be more or less than the amount invested.


--------------------------------------------------------------------------------
                              SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS  23P

Fund shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission (SEC) determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Fund shares is not reasonably practical or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for its shares. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Fund, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Fund in kind.


--------------------------------------------------------------------------------
24P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

SHORT-TERM OR EXCESSIVE TRADING


The Board has adopted a policy that the Fund will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading of funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund's pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as "arbitrage" market timing. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs. Funds that invest directly in securities that trade infrequently may be vulnerable to market timers. To the extent the Fund has significant holdings in foreign securities, small cap stocks, floating rate loans and/or high yield bonds, the risks of market timing may be greater for the Fund than for other funds. See "Principal Investment Strategies of the Fund" in the "More Information About the Fund" section for a discussion of the types of securities in which the Fund invests. See "Pricing and Valuing of Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.



The Fund is currently offered as an investment option under Contracts offered by participating insurance companies and to Qualified Plans, which are administered by third-party administrators (TPAs). Because the participating insurance companies and TPAs process Fund trades on an omnibus basis and the Fund cannot generally ascertain the identity of a particular Contract owner or Qualified Plan participant whether the same has placed a particular purchase or sale order, the Board has adopted procedures intended to detect and deter market timing activity at the omnibus account level.



As required by SEC rules, the Fund has entered into agreements with participating insurance companies and TPAs (each, a Sponsoring Entity) whereby the Fund or its agents may require a Sponsoring Entity to provide individual account level information about you and your trading activities in the Fund. If the Fund detects market timing activities at the omnibus level, the Fund may require the Sponsoring Entity to take actions to curtail the activity, which may include restricting your trading activity in the Fund.


The procedures that are designed to detect and deter market timing activity at the omnibus account level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some Contracts may prevent or restrict the effectiveness of the market timing procedures. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.


--------------------------------------------------------------------------------
                              SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS  25P

There can be no assurances that Sponsoring Entities will be able to prevent or stop frequent trading activity by Contract owners and Qualified Plan participants. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and Qualified Plan participants seeking to engage in market timing may deploy a variety of strategies to avoid detection.



Please refer to your Contract prospectus or Qualified Plan documents for specific details on transfers between investment options and market timing policies and procedures.


DISTRIBUTIONS AND TAXES

REINVESTMENTS

All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES


The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of Accounts funding Contracts is discussed in your annuity contract or life insurance policy prospectus. Federal income taxation of Accounts funding Qualified Plans is discussed in your Qualified Plan disclosure documents.


--------------------------------------------------------------------------------
26P  SELIGMAN CAPITAL PORTFOLIO -- 2010 PROSPECTUS

Seligman Capital Portfolio
734 Ameriprise Financial Center
Minneapolis, MN 55474


Additional information about the Fund and its investments is available in the Fund's SAI and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund contact the RiverSource Family of Funds at 1(800) 221-2450 or your financial intermediary. To make a shareholder inquiry, contact the financial intermediary through whom you purchased the Fund. The Fund's SAI and most recent annual and semiannual reports are also available, free of charge, at seligman.com.




Information about the Fund, including the SAI, can be viewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #: 811-5221

(SELIGMAN LOGO)                                              SL-9914-99 A (5/10)

Prospectus
                                                                 (SELIGMAN LOGO)


SELIGMAN COMMON STOCK PORTFOLIO

PROSPECTUS APRIL 30, 2010

SELIGMAN COMMON STOCK PORTFOLIO SEEKS TO PROVIDE
SHAREHOLDERS WITH TOTAL RETURN THROUGH A
COMBINATION OF CAPITAL APPRECIATION AND CURRENT
INCOME.

The Fund may offer Class 1 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies
(Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by RiverSource Fund Distributors, Inc. (the distributor). There are no exchange ticker symbols associated with shares of the Fund.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


SUMMARY OF THE FUND
Investment Objective.............................................   3p
Fees and Expenses of the Fund....................................   3p
Principal Investment Strategies of the Fund......................   4p
Principal Risks of Investing in the Fund.........................   5p
Past Performance.................................................   6p
Fund Management..................................................   7p
Buying and Selling Shares........................................   7p
Tax Information..................................................   7p
Financial Intermediary Compensation..............................   7p
MORE INFORMATION ABOUT THE FUND
Investment Objective.............................................   8p
Principal Investment Strategies of the Fund......................   8p
Principal Risks of Investing in the Fund.........................   9p
More about Annual Fund Operating Expenses........................  11p
Other Investment Strategies and Risks............................  11p
Fund Management and Compensation.................................  13p
FINANCIAL HIGHLIGHTS.............................................  16P
GENERAL INFORMATION..............................................  18P
BUYING AND SELLING SHARES........................................  21P
  Description of Fund Shares.....................................  21p
  Pricing and Valuing of Fund Shares.............................  21p
  Purchasing and Selling Shares..................................  22p
DISTRIBUTIONS AND TAXES..........................................  25P
  Reinvestments..................................................  25p
  Taxes..........................................................  25p





The Board of Directors of Seligman Common Stock Portfolio (the Fund) has approved the redemption of all outstanding shares and the liquidation of the Fund in accordance with the Fund's Articles of Incorporation. It is anticipated that the redemption of all shares of the Fund will take place before the end of the third quarter of 2010.



--------------------------------------------------------------------------------
2P  SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Seligman Common Stock Portfolio (the Fund) seeks to provide shareholders with total return through a combination of capital appreciation and current income.

FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, it would increase overall expenses.


 ANNUAL FUND OPERATING EXPENSES(a)
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
 INVESTMENT)

                                                      CLASS 1
Management fees                                         0.36%
Other expenses                                          1.74%
Total annual fund operating expenses                    2.10%
Less: Fee waiver/expense reimbursement(b)              (1.19%)
Total annual fund operating expenses after fee
waiver/expense reimbursement(b)                         0.91%



(a) The expense ratio has been adjusted to reflect current fees.

(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 0.91%.



--------------------------------------------------------------------------------
                          SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS  3P

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your investment at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class 1                              $93      $543     $1,021    $2,342


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND


Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks that are broadly diversified among a number of industries. The Fund usually invests in the common stock of larger U.S. companies (e.g., companies with market capitalizations over $3 billion at the time of initial investment); however, it may invest in companies of any size.


The Fund seeks to produce a level of current income consistent with its primary benchmark, the Standard and Poor's 500 Index (S&P 500 Index). This strategy allows for variations over time in the level of current income produced by the Fund.


In pursuit of the Fund's objectives, the investment manager will choose equity investments by employing proprietary, disciplined quantitative methods.


The Fund may use derivatives such as futures, options, swaps and forward contracts to produce incremental earnings, to hedge existing positions, maintain investment efficiency or to increase flexibility.


--------------------------------------------------------------------------------
4P  SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK. The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

MARKET RISK. The market value of securities may fall, fail to rise or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies. Focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.


--------------------------------------------------------------------------------
                          SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS  5P

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class 1 share performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.


Both the bar chart and the table do not reflect the expenses that apply to subaccounts and Contracts. Inclusion of these charges would reduce total return for all periods shown.



On Jan. 1, 2010, the Lipper Large-Cap Core Funds Index (the Lipper Index) replaced the Lipper Large-Cap Core Funds Average (the Lipper Average) as one of the Fund's benchmarks. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


How the Fund has performed in the past does not indicate how the Fund will perform in the future. Updated performance information is available by calling, without charge, 1(800) 221-2450.



                          CLASS 1 ANNUAL TOTAL RETURNS


                                   (BAR CHART)


         -10.53%   -12.24%   -27.16%   +26.30%   +12.65%   +2.03%    +16.92%   -1.60%    -45.07%   +20.72%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +15.88% (quarter ended Sept. 30, 2009).

- Lowest return for a calendar quarter was -25.77% (quarter ended Dec. 31, 2008).




--------------------------------------------------------------------------------
6P  SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS

 AVERAGE ANNUAL TOTAL RETURNS



(FOR PERIODS ENDED DEC. 31, 2009)           1 YEAR  5 YEARS  10 YEARS
Seligman Common Stock Portfolio -- Class
1                                          +20.72%   -4.89%   -4.46%
S&P 500 Index (reflects no deduction for
fees, expenses or taxes)                   +26.46%   +0.42%   -0.95%
Lipper Large-Cap Core Funds Index
(reflects no deduction for taxes)          +28.15%   +0.61%   -1.20%
Lipper Large-Cap Core Funds Average
(reflects no deduction for taxes)          +27.13%   +0.46%   -0.49%







FUND MANAGEMENT

INVESTMENT MANAGER: RiverSource Investments, LLC


PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Dimitris J. Bertsimas,    Senior Portfolio Manager   Nov. 2008
  Ph.D.
Gina K. Mourtzinou,       Portfolio Manager          Nov. 2008
  Ph.D.



BUYING AND SELLING SHARES


As a Contract owner or Qualified Plan participant, you cannot buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.


TAX INFORMATION

The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.


FINANCIAL INTERMEDIARY COMPENSATION




If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial adviser or salesperson or visit your financial intermediary's web site for more information.



--------------------------------------------------------------------------------
                          SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS  7P

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Seligman Common Stock Portfolio (the Fund) seeks to provide shareholders with total return through a combination of capital appreciation and current income. Because any investment involves risk, there is no assurance that this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks that are broadly diversified among a number of industries. The Fund usually invests in the common stock of larger U.S. companies (e.g., companies with market capitalizations over $3 billion at the time of initial investment); however, it may invest in companies of any size. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

The Fund seeks to produce a level of current income consistent with its primary benchmark, the Standard and Poor's 500 Index (S&P 500 Index). This strategy allows for variations over time in the level of current income produced by the Fund.

In pursuit of the Fund's objectives, the investment manager will choose equity investments by employing proprietary, disciplined quantitative methods.

The investment manager's disciplined quantitative approach is designed to identify companies with:

- Attractive valuations, based on factors such as price-to-earnings ratios;

- Sound balance sheets; or

- Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to other potential investments.

- The company does not meet the investment manager's performance expectations.

The universe of stocks from which the investment manager selects the Fund's investments primarily will be those included in the Fund's benchmark, the S&P 500 Index.


--------------------------------------------------------------------------------
8P  SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS

In selecting stocks for the Fund to purchase or to sell, the investment manager employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process includes factors such as:

- Limits on positions relative to weightings in the benchmark index.

- Limits on sector and industry allocations relative to the benchmark index.

- Limits on size of holdings relative to market liquidity.

The Fund may use derivatives such as futures, options, swaps and forward contracts to produce incremental earnings, to hedge existing positions, maintain investment efficiency or to increase flexibility.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.


--------------------------------------------------------------------------------
                          SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS  9P

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable than large companies to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Fund to achieve its objective.


--------------------------------------------------------------------------------
10P  SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's operating expenses will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in potential losses for the Fund. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

For more information on strategies, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.


--------------------------------------------------------------------------------
                         SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS  11P

Unusual Market Conditions. The Fund may, from time to time take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "General Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund" that appears in the Summary of the Fund, they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


--------------------------------------------------------------------------------
12P  SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource Family of Funds (including the RiverSource funds, RiverSource Partners funds, Threadneedle funds and Seligman funds) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The RiverSource Family of Funds has received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. If the Fund was to seek to rely on the order, holders of a majority of the Fund's outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, would be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.37% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
                         SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS  13P

Effective May 11, 2009, the annual management fee rate is equal to 0.355% of the Fund's average daily net assets. Prior to May 11, 2009, the annual fee rate was equal to 0.40% of the Fund's average daily net assets. The reduction in the investment management services fee schedule is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through an Administrative Services Agreement with Ameriprise Financial. Under the Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administrative and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The administrative services fee for the period from May 11, 2009 through Dec. 31, 2009 was equal to 0.04% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee.

Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement was included in the Fund's proxy statement, dated Aug. 27, 2008, and is available in the Fund's annual shareholder report for the period ended Dec. 31, 2008.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager

- Managed the Fund since Nov. 2008.

- Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.

- Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

- Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

- MS and Ph.D., MIT.


--------------------------------------------------------------------------------
14P  SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS

Gina K. Mourtzinou, Ph.D., Portfolio Manager

- Managed the Fund since Nov. 2008.

- Joined RiverSource Investments as a portfolio manager and member of the Disciplined Equity and Asset Allocation Team in 2002.

- Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.

- Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.

- Ph.D., MIT.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


--------------------------------------------------------------------------------
                         SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS  15P

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, or imposed on Accounts that may own shares directly. Inclusion of these charges would reduce total returns for all periods shown. Total returns are not annualized for periods of less than one year. The information for the fiscal year ended Dec. 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the periods ended Dec. 31, 2007 and Dec. 31, 2008 was audited by Deloitte & Touche LLP. The information for the periods ended on or before Dec. 31, 2006 was audited by Ernst & Young LLP.

                                                                     YEAR ENDED DEC. 31,
                                                   -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.23       $12.19      $12.56      $10.87      $10.84
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07          .24         .34         .14         .10
Net gains (losses) (both realized and
 unrealized)                                         1.22        (5.73)       (.54)       1.70         .12
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.29        (5.49)       (.20)       1.84         .22
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.27)        (.47)       (.17)       (.15)       (.19)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.25        $6.23      $12.19      $12.56      $10.87
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       20.72%      (45.07%)     (1.60%)     16.92%       2.03%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               2.09%        1.26%       1.12%        .90%        .86%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.33%        1.26%       1.12%        .90%        .86%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.16%        2.45%       2.64%       1.14%        .95%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $3           $3          $6          $8          $8
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               77%         131%        117%         96%         70%
----------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
16P  SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS

NOTES TO FINANCIAL HIGHLIGHTS

(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).


--------------------------------------------------------------------------------
                         SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS  17P

GENERAL INFORMATION

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide the Fund with certain services, including administrative, accounting, treasury and other services. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus.

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor) provides underwriting and distribution services to the Fund.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide services to the Fund. The Fund pays the transfer agent a fee as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these services to the Fund. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus. RiverSource Service Corporation may pay a portion of these fees to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the Accounts.

The SAI provides additional information about the services provided under the agreements set forth above.

PAYMENTS TO AFFILIATED AND UNAFFILIATED PARTICIPATING INSURANCE COMPANIES

The Fund may be sold as an underlying investment option under Contracts offered by RiverSource Life Insurance Company (RiverSource Life), its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (together, the Affiliated Insurance Companies) and other unaffiliated participating insurance companies (collectively, the participating insurance companies). RiverSource Investments and its affiliates may make or support payments out of their own resources to the participating insurance companies including the Affiliated Insurance Companies as a result of their agreement to include the Fund as an investment option under the Contracts. These Contracts may also include mutual funds other than the Fund as investment options, and the participating insurance companies including the Affiliated Insurance Companies may receive payments

--------------------------------------------------------------------------------
18P SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS from the sponsors of these other mutual funds as a result of including those funds as underlying investment options under the Contracts. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund in products offered by the Affiliated Insurance Companies, as employee compensation and business unit operating goals at all levels are tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Fund. The amount of payment from sponsors of other funds that are offered as investment options under the Contracts or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation participating insurance companies receive from a fund may create an incentive for the companies and may influence their decision regarding which funds to include under a Contract. These arrangements are sometimes referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by the participating insurance companies. See your Contract prospectus for more information regarding these payments and allocations.

POTENTIAL CONFLICTS OF INTEREST

Shares of the Fund may serve as the underlying investments for both variable annuity contracts and variable life insurance policies issued by participating life insurance companies. Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflicts. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Accounts of the participating insurance companies might be required to withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

ADDITIONAL MANAGEMENT INFORMATION

Cash Reserves. The Fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including, but not limited to, RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments.


--------------------------------------------------------------------------------
                         SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS  19P

While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. The Fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
20P  SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS

BUYING AND SELLING SHARES

DESCRIPTION OF FUND SHARES

The Fund may offer Class 1 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies, Accounts funding qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by the distributor.

PRICING AND VALUING OF FUND SHARES

The net asset value (NAV) is the value of a single share of a Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by the Fund is materially affected by events that occur after the close of a securities market but prior to the time the Fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.


--------------------------------------------------------------------------------
                         SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS  21P

PURCHASING AND SELLING SHARES

As a Contract owner or participant in a Qualified Plan, you may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract or contributing to a Qualified Plan and making allocations to the Fund. Allocation rights and information on how to purchase or surrender a Contract or Qualified Plan, including any minimum and maximum payments and submission and acceptance of your application, as well as any sales charges and other expenses imposed by the Contracts or Qualified Plans, and any charges that apply to Accounts that may own shares directly, are described in the separate Contract prospectus or Qualified Plan disclosure documents, as applicable, that accompany this prospectus.

The Accounts may purchase and sell shares of the Fund in accordance with allocation instructions received from Contract owners or Qualified Plan participants. There is no sales charge associated with the purchase or sale of Fund shares. An Account may purchase or sell Fund shares at the next NAV calculated after its request is received in good order by the Fund. The amount received for the sale of Fund shares may be more or less than the amount invested.

Fund shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission (SEC) determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Fund shares is not reasonably practical or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for its shares. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Fund, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Fund in kind.


--------------------------------------------------------------------------------
22P  SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS

SHORT-TERM OR EXCESSIVE TRADING

The Board has adopted a policy that the Fund will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading of funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund's pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as "arbitrage" market timing. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs. Funds that invest directly in securities that trade infrequently may be vulnerable to market timers. To the extent the Fund has significant holdings in foreign securities, small cap stocks, floating rate loans and/or high yield bonds, the risks of market timing may be greater for the Fund than for other funds. See "Principal Investment Strategies of the Fund" in the "More Information About the Fund" section for a discussion of the types of securities in which the Fund invests. See "Pricing and Valuing of Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

The Fund is currently offered as an investment option under Contracts offered by participating insurance companies and to Qualified Plans, which are administered by third-party administrators (TPAs). Because the participating insurance companies and TPAs process Fund trades on an omnibus basis and the Fund cannot generally ascertain the identity of a particular Contract owner or Qualified Plan participant whether the same has placed a particular purchase or sale order, the Board has adopted procedures intended to detect and deter market timing activity at the omnibus account level.

As required by SEC rules, the Fund has entered into agreements with participating insurance companies and TPAs (each, a Sponsoring Entity) whereby the Fund or its agents may require a Sponsoring Entity to provide individual account level information about you and your trading activities in the Fund. If the Fund detects market timing activities at the omnibus level, the Fund may require the Sponsoring Entity to take actions to curtail the activity, which may include restricting your trading activity in the Fund.

The procedures that are designed to detect and deter market timing activity at the omnibus account level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some Contracts may prevent or restrict the effectiveness of the market timing procedures. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.


--------------------------------------------------------------------------------
                         SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS  23P

There can be no assurances that the Sponsoring Entities will be able to prevent or stop frequent trading activity by Contract owners and Qualified Plan participants. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and Qualified Plan participants seeking to engage in market timing may deploy a variety of strategies to avoid detection.

Please refer to your Contract prospectus or Qualified Plan documents for specific details on transfers between investment options and market timing policies and procedures.


--------------------------------------------------------------------------------
24P  SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS

DISTRIBUTIONS AND TAXES

REINVESTMENTS

All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of Accounts funding Contracts is discussed in your annuity contract or life insurance policy prospectus. Federal income taxation of Accounts funding Qualified Plans is discussed in your Qualified Plan disclosure documents.



--------------------------------------------------------------------------------
                         SELIGMAN COMMON STOCK PORTFOLIO -- 2010 PROSPECTUS  25P

SELIGMAN COMMON STOCK PORTFOLIO
734 Ameriprise Financial Center
Minneapolis, MN 55474


Additional information about the Fund and its investments is available in the Fund's SAI and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund contact the RiverSource Family of Funds at 1(800) 221-2450 or your financial intermediary. To make a shareholder inquiry, contact the financial intermediary through whom you purchased the Fund. The Fund's SAI and most recent annual and semiannual reports are also available, free of charge, at seligman.com.

Information about the Fund, including the SAI, can be viewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File # 811-5221

(SELIGMAN LOGO)                                              SL-9921-99 A (5/10)

Prospectus
                                                                 (SELIGMAN LOGO)

SELIGMAN
COMMUNICATIONS AND INFORMATION PORTFOLIO


PROSPECTUS APRIL 30, 2010


SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO
SEEKS CAPITAL GAIN.

The Fund may offer Class 1 and Class 2 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by RiverSource Fund Distributors, Inc. (the distributor). There are no exchange ticker symbols associated with shares of the Fund.

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


SUMMARY OF THE FUND
Investment Objective.............................................   3p
Fees and Expenses of the Fund....................................   3p
Principal Investment Strategies of the Fund......................   4p
Principal Risks of Investing in the Fund.........................   5p
Past Performance.................................................   6p
Fund Management..................................................   7p
Buying and Selling Shares........................................   7p
Tax Information..................................................   7p
Financial Intermediary Compensation..............................   8p
MORE INFORMATION ABOUT THE FUND
Investment Objective.............................................   9p
Principal Investment Strategies of the Fund......................   9p
Principal Risks of Investing in the Fund.........................  10p
More about Annual Fund Operating Expenses........................  12p
Other Investment Strategies and Risks............................  13p
Fund Management and Compensation.................................  15p
FINANCIAL HIGHLIGHTS.............................................  19P
GENERAL INFORMATION..............................................  21P
BUYING AND SELLING SHARES........................................  24P
  Description of Fund Shares.....................................  24p
  Pricing and Valuing of Fund Shares.............................  24p
  Purchasing and Selling Shares..................................  25p
DISTRIBUTIONS AND TAXES..........................................  28P
  Reinvestments..................................................  28p
  Taxes..........................................................  28p





--------------------------------------------------------------------------------
2P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Seligman Communications and Information Portfolio (the Fund) seeks to provide shareholders with capital gain.

FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, it would increase overall expenses.


 ANNUAL FUND OPERATING EXPENSES(a)
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
 INVESTMENT)


                                                 CLASS 1  CLASS 2
Management fees                                    0.71%    0.71%
Distribution and/or service (12b-1) fees           0.00%    0.25%
Other expenses                                     0.36%    0.36%
Total annual fund operating expenses               1.07%    1.32%
Less: Fee waiver/expense reimbursement(b)         (0.08%)  (0.08%)
Total annual fund operating expenses after fee
waiver/expense reimbursement(b)                    0.99%    1.24%



(a) The expense ratios have been adjusted to reflect current fees.

(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 0.99% for Class 1 and 1.24% for Class 2.



--------------------------------------------------------------------------------
        SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS  3P

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your investment at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class 1                             $101      $333      $583     $ 1,303
Class 2                             $126      $411      $717     $1,588


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 147% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND


Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies operating in the communications, information and related industries. Accordingly, the Fund invests in companies operating in the information technology and telecommunications sectors as well as those in the media industry. In addition, as noted above, the Fund may invest in related industries, which provides the Fund with broad investment flexibility to invest in any industry and many of the issuers in which the Fund invests are technology and technology-related companies. These technology and technology-related companies may include companies operating in any industry, including but not limited to software, hardware, health care, medical technology and technology services, such as the internet. The Fund may invest up to 25% of its net assets in foreign investments.


The Fund may invest in securities of large companies that are well established and can be expected to grow with the market. The Fund may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.


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4P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

MARKET RISK. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies. Focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


CONCENTRATION RISK. The Fund concentrates its investments in companies in the communications, information and related industries. The market prices of these stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. Therefore, the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries.


SECTOR RISK. Stocks of companies in the technology sector, like those in which the Fund may invest, periodically experience periods of volatility, and the value of technology stocks may decline. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.


SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings, lack of experienced management, financial resources, product diversification and competitive strengths.



RISKS OF FOREIGN INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.



--------------------------------------------------------------------------------
        SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS  5P

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class 1 share performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.


Both the bar chart and the table do not reflect the expenses that apply to subaccounts and Contracts. Inclusion of these charges would reduce total return for all periods shown.



On Jan. 1, 2010, the Lipper Science & Technology Funds Index (the Lipper Index) replaced the Lipper Science & Technology Funds Average (the Lipper Average) as one of the Fund's benchmarks. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


How the Fund has performed in the past does not indicate how the Fund will perform in the future. Updated performance information is available by calling, without charge, 1(800) 221-2450.





                          CLASS 1 ANNUAL TOTAL RETURNS


                                   (BAR CHART)


         -36.19%   +5.34%    -36.06%   +44.35%   +11.19%   +7.82%    +22.33%   +15.37%   -36.22%   +59.89%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +34.23% (quarter ended Dec. 31, 2001).

- Lowest return for a calendar quarter was -30.44% (quarter ended Sept. 30, 2001).




--------------------------------------------------------------------------------
6P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

 AVERAGE ANNUAL TOTAL RETURNS



                                                                 CLASS 2
                                                                  SINCE
                                                                INCEPTION
(FOR PERIODS ENDED DEC. 31, 2009)   1 YEAR  5 YEARS  10 YEARS  (5/1/2000)
Seligman Communications and
Information Portfolio:
  Class 1                          +59.89%   +9.19%   +0.68%       N/A
  Class 2                          +59.38%   +8.90%     N/A      -0.96%
Standard & Poor's North American
Technology Sector Index
(reflects no deduction for fees,
expenses or taxes)                 +63.19%   +3.75%   -6.59%     -7.47%
Lipper Science & Technology
Funds Index (reflects no
deduction for taxes)               +57.90%   +3.00%   -6.94%     -8.10%
Lipper Science & Technology
Funds Average (reflects no
deduction for taxes)               +60.34%   +2.63%   -6.93%     -8.50%







FUND MANAGEMENT

INVESTMENT MANAGER: RiverSource Investments, LLC

PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Paul H. Wick              Portfolio Manager          1994
Reema D. Shah             Co-Portfolio Manager       2005
Ajay Diwan                Co-Portfolio Manager       2005
Richard M. Parower        Technology Team Member     2005
Sangeeth Peruri           Technology Team Member     2008


BUYING AND SELLING SHARES


As a Contract owner or Qualified Plan participant, you cannot buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.


TAX INFORMATION

The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.



--------------------------------------------------------------------------------
        SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS  7P

FINANCIAL INTERMEDIARY COMPENSATION


If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial adviser or salesperson or visit your financial intermediary's web site for more information.



--------------------------------------------------------------------------------
8P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Seligman Communications and Information Portfolio (the Fund) seeks to provide shareholders with capital gain. Because any investment involves risk, there is no assurance that this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND


Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies operating in the communications, information and related industries. Accordingly, the Fund invests in companies operating in the information technology and telecommunications sectors as well as those in the media industry. In addition, as noted above, the Fund may invest in related industries, which provides the Fund with broad investment flexibility to invest in any industry and many of the issuers in which the Fund invests are technology and technology-related companies. These technology and technology-related companies may include companies operating in any industry, including but not limited to software, hardware, health care, medical technology and technology services, such as the internet. The Fund may invest up to 25% of its net assets in foreign investments. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.



The Fund may invest in securities of large companies that are well established and can be expected to grow with the market. The Fund may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.


The Fund uses a bottom-up stock selection approach. This means that the investment manager (RiverSource Investments, LLC) uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

- Robust growth prospects

- High profit margins or return on capital

- Attractive valuation relative to expected earnings or cash flow

- Quality management

- Unique competitive advantages

The Fund generally sells a stock if the investment manager believes:

- its target price is reached,


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        SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS  9P

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- its valuation becomes excessive,

- its earnings or revenue growth are disappointing,

- its underlying fundamentals have deteriorated, or

- more attractive investment opportunities are believed to be available.

The Fund may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable than large companies to adverse developments. In addition, by focusing on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


CONCENTRATION RISK. The Fund concentrates its investments in companies in the communications, information and related industries. The market prices of these stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Therefore, the Fund may be susceptible to factors affecting these industries and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.



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10P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

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SECTOR RISK. Stocks of companies in the technology sector, like those in which the Fund may invest, periodically experience periods of volatility, and the value of technology stocks may decline. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries.


SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.


RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.


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       SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS  11P

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Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades in foreign markets. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's operating expenses will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.


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12P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

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OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in potential losses for the Fund. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Derivative instruments will typically increase the Fund's exposure to the principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.


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       SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS  13P

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial loss for the Fund. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "General Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


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14P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

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Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund" that appears in the Summary of the Fund, they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource Family of Funds (including the RiverSource funds, RiverSource Partners funds, Threadneedle funds and Seligman funds) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


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       SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS  15P

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The RiverSource Family of Funds has received an order from the Securities and
Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. If the Fund was to seek to rely on the order, holders of a majority of the Fund's outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, would be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.72% of the Fund's average daily net assets.

Effective May 11, 2009, the annual management fee rate is equal to 0.705% of the Fund's average daily net assets. Prior to May 11, 2009, the annual fee rate was equal to 0.75% of the Fund's average daily net assets. The reduction in the investment management services fee schedule is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through an Administrative Services Agreement with Ameriprise Financial. Under the Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administrative and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The administrative services fee for the period from May 11, 2009 through Dec. 31, 2009 was equal to 0.04% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee.

Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement was included in the Fund's proxy statement, dated Aug. 27, 2008, and is available in the Fund's annual shareholder report for the period ended Dec. 31, 2008.


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16P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

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Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Paul H. Wick, Lead Portfolio Manager/Technology Team Leader

- Managed the Fund since 1994.

- Prior to RiverSource Investments acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in Nov. 2008, Mr. Wick was a Managing Director of Seligman.

- Joined Seligman in 1987.

- Began investment career in 1987.

- BA, Duke; MBA, Duke/Fuqua.

Reema D. Shah, Co-Portfolio Manager

- Co-managed the Fund since 2005.

- Prior to RiverSource Investments acquisition of Seligman in Nov. 2008, Ms. Shah was a Managing Director of Seligman.

- Joined Seligman in 2000.

- Began investment career in 1997.

- BA/BS, University of Pennsylvania; MBA, Northwestern University.

Ajay Diwan, Co-Portfolio Manager

- Co-managed the Fund since 2005.

- Prior to RiverSource Investments acquisition of Seligman in Nov. 2008, Mr. Diwan was a Managing Director of Seligman.

- Joined Seligman in 2001.

- Began investment career in 1992.

- BS, Case Western Reserve University; MBA, Columbia University.

Richard M. Parower, CFA

- Technology Team member since 2005.

- Prior to RiverSource Investments acquisition of Seligman in Nov. 2008, Mr. Parower was a Managing Director of Seligman.

- Joined Seligman in 2000.

- Began investment career in 1988.

- BA, Washington University; MBA, Columbia University.

Sangeeth Peruri

- Technology Team member since 2008.

- Prior to RiverSource Investments acquisition of Seligman in Nov. 2008, Mr. Peruri was a Managing Director of Seligman.


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       SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS  17P

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- Joined Seligman in 2000.

- Began investment career in 1999.

- BA, Brown University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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18P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

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FINANCIAL HIGHLIGHTS



The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, or imposed on Accounts that may own shares directly. Inclusion of these charges would reduce total returns for all periods shown. Total returns are not annualized for periods of less than one year. The information for the fiscal year ended Dec. 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the periods ended Dec. 31, 2007 and Dec. 31, 2008 was audited by Deloitte & Touche LLP. The information for the periods ended on or before Dec. 31, 2006 was audited by Ernst & Young LLP.



                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $12.54       $19.66      $17.04      $13.93      $12.92
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.11)        (.13)       (.11)       (.08)       (.10)
Net gains (losses) (both realized and
 unrealized)                                         7.62        (6.99)       2.73        3.19        1.11
----------------------------------------------------------------------------------------------------------
Total from investment operations                     7.51        (7.12)       2.62        3.11        1.01
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $20.05       $12.54      $19.66      $17.04      $13.93
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       59.89%      (36.22%)     15.37%      22.33%       7.82%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.10%        1.15%       1.10%       1.05%       1.10%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.68%)       (.78%)      (.59%)      (.54%)      (.77%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $27          $20         $38         $42         $47
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              147%         129%        199%        181%        133%
----------------------------------------------------------------------------------------------------------





See accompanying Notes to Financial Highlights.



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       SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS  19P

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
                                                                     YEAR ENDED DEC. 31,
CLASS 2                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $12.26       $19.27      $16.74      $13.72      $12.76
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.14)        (.17)       (.15)       (.12)       (.13)
Net gains (losses) (both realized and
 unrealized)                                         7.42        (6.84)       2.68        3.14        1.09
----------------------------------------------------------------------------------------------------------
Total from investment operations                     7.28        (7.01)       2.53        3.02         .96
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $19.54       $12.26      $19.27      $16.74      $13.72
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       59.38%      (36.38%)     15.11%      22.01%       7.52%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.31%        1.40%       1.35%       1.30%       1.35%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.87%)      (1.03%)      (.84%)      (.79%)     (1.02%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $29          $10         $19         $16         $12
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              147%         129%        199%        181%        133%
----------------------------------------------------------------------------------------------------------




NOTES TO FINANCIAL HIGHLIGHTS



(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.



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20P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

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GENERAL INFORMATION


ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide the Fund with certain services, including administrative, accounting, treasury and other services. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus.

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor) provides underwriting and distribution services to the Fund. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees on Class 2 shares. The distributor uses these fees to support its distribution and servicing activity for Class 2 shares. Fees paid by the Fund for these services are set forth under "Distribution and/or service (12b-1) fees" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus. More information on how these fees are used is set forth under "Buying and Selling Shares -- Description of Fund Shares" in this prospectus and in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide services to the Fund. The Fund pays the transfer agent a fee as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these services to the Fund. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus. RiverSource Service Corporation may pay a portion of these fees to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the Accounts.

The SAI provides additional information about the services provided under the agreements set forth above.


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       SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS  21P

PAYMENTS TO AFFILIATED AND UNAFFILIATED PARTICIPATING INSURANCE COMPANIES

The Fund may be sold as an underlying investment option under Contracts offered by RiverSource Life Insurance Company (RiverSource Life), its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (together, the Affiliated Insurance Companies) and other unaffiliated participating insurance companies (collectively, the participating insurance companies). RiverSource Investments and its affiliates may make or support payments out of their own resources to the participating insurance companies including the Affiliated Insurance Companies as a result of their agreement to include the Fund as an investment option under the Contracts. These Contracts may also include mutual funds other than the Fund as investment options, and the participating insurance companies including the Affiliated Insurance Companies may receive payments from the sponsors of these other mutual funds as a result of including those funds as underlying investment options under the Contracts. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund in products offered by the Affiliated Insurance Companies, as employee compensation and business unit operating goals at all levels are tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Fund. The amount of payment from sponsors of other funds that are offered as investment options under the Contracts or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation participating insurance companies receive from a fund may create an incentive for the companies and may influence their decision regarding which funds to include under a Contract. These arrangements are sometimes referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by the participating insurance companies. See your Contract prospectus for more information regarding these payments and allocations.


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22P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST

Shares of the Fund may serve as the underlying investments for both variable annuity contracts and variable life insurance policies issued by participating life insurance companies. Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflicts. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Accounts of the participating insurance companies might be required to withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

ADDITIONAL MANAGEMENT INFORMATION

Cash Reserves. The Fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including, but not limited to, RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. The Fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.


Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.



--------------------------------------------------------------------------------
       SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS  23P

BUYING AND SELLING SHARES

DESCRIPTION OF FUND SHARES

The Fund may offer Class 1 and Class 2 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies, Accounts funding qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by the distributor. Not all share classes may be available under your Contract or Qualified Plan. Under a Rule 12b-1 plan adopted by the Fund, Class 2 shares pay an annual shareholder servicing and distribution ("12b-1") fee of up to 0.25% of average net assets. The Fund pays this fee to the distributor. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners who invest in Class 2 shares, and for distribution related expenses. Additionally, the distributor may use this fee to make payments to Qualified Plan sponsors or their affiliates for similar services provided to Qualified Plans and their participants. Because these 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

PRICING AND VALUING OF FUND SHARES

The net asset value (NAV) is the value of a single share of a Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


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24P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by the Fund is materially affected by events that occur after the close of a securities market but prior to the time the Fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PURCHASING AND SELLING SHARES

As a Contract owner or participant in a Qualified Plan, you may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract or contributing to a Qualified Plan and making allocations to the Fund. Allocation rights and information on how to purchase or surrender a Contract or Qualified Plan, including any minimum and maximum payments and submission and acceptance of your application, as well as any sales charges and other expenses imposed by the Contracts or Qualified Plans, and any charges that apply to Accounts that may own shares directly, are described in the separate Contract prospectus or Qualified Plan disclosure documents, as applicable, that accompany this prospectus.

The Accounts may purchase and sell shares of the Fund in accordance with allocation instructions received from Contract owners or Qualified Plan participants. There is no sales charge associated with the purchase or sale of Fund shares. An Account may purchase or sell Fund shares at the next NAV calculated after its request is received in good order by the Fund. The amount received for the sale of Fund shares may be more or less than the amount invested.


--------------------------------------------------------------------------------
       SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS  25P

Fund shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission (SEC) determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Fund shares is not reasonably practical or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for its shares. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Fund, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Fund in kind.


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26P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

SHORT-TERM OR EXCESSIVE TRADING


The Board has adopted a policy that the Fund will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading of funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund's pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as "arbitrage" market timing. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs. Funds that invest directly in securities that trade infrequently may be vulnerable to market timers. To the extent the Fund has significant holdings in foreign securities, small cap stocks, floating rate loans and/or high yield bonds, the risks of market timing may be greater for the Fund than for other funds. See "Principal Investment Strategies of the Fund" in the "More Information About the Fund" section for a discussion of the types of securities in which the Fund invests. See "Pricing and Valuing of Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.



The Fund is currently offered as an investment option under Contracts offered by participating insurance companies and to Qualified Plans, which are administered by third-party administrators (TPAs). Because the participating insurance companies and TPAs process Fund trades on an omnibus basis and the Fund cannot generally ascertain the identity of a particular Contract owner or Qualified Plan participant or whether the same has placed a particular purchase or sale order, the Board has adopted procedures intended to detect and deter market timing activity at the omnibus account level.



As required by SEC rules, the Fund has entered into agreements with participating insurance companies and TPAs (each, a Sponsoring Entity) whereby the Fund or its agents may require a Sponsoring Entity to provide individual account level information about you and your trading activities in the Fund. If the Fund detects market timing activities at the omnibus level, the Fund may require the Sponsoring Entity to take actions to curtail the activity, which may include restricting your trading activity in the Fund.


The procedures that are designed to detect and deter market timing activity at the omnibus account level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some Contracts and Qualified Plans may prevent or restrict the effectiveness of the market timing procedures. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.


--------------------------------------------------------------------------------
       SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS  27P

There can be no assurances that the Sponsoring Entities will be able to prevent or stop frequent trading activity by Contract owners and Qualified Plan participants. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and Qualified Plan participants seeking to engage in market timing may deploy a variety of strategies to avoid detection.



Please refer to your Contract prospectus or Qualified Plan documents for specific details on transfers between investment options and market timing policies and procedures.


DISTRIBUTIONS AND TAXES

REINVESTMENTS

All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES


The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of Accounts funding Contracts is discussed in your annuity contract or life insurance policy prospectus. Federal income taxation of Accounts funding Qualified Plans is discussed in your Qualified Plan disclosure documents.


--------------------------------------------------------------------------------
28P  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2010 PROSPECTUS

Seligman Communications and Information Portfolio
734 Ameriprise Financial Center
Minneapolis, MN 55474


Additional information about the Fund and its investments is available in the Fund's SAI and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund contact the RiverSource Family of Funds at 1(800) 221-2450 or your financial intermediary. To make a shareholder inquiry, contact the financial intermediary through whom you purchased the Fund. The Fund's SAI and most recent annual and semiannual reports are also available, free of charge, at seligman.com.




Information about the Fund, including the SAI, can be viewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #: 811-5221

(SELIGMAN LOGO)                                              SL-9915-99 A (5/10)

Prospectus
                                                                 (SELIGMAN LOGO)


SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO

PROSPECTUS APRIL 30, 2010

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO SEEKS LONG-TERM
CAPITAL APPRECIATION.



The Fund may offer Class 1 and Class 2 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by RiverSource Fund Distributors, Inc. (the distributor). There are no exchange ticker symbols associated with shares of the Fund.

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS

SUMMARY OF THE FUND
Investment Objective.............................................   3p
Fees and Expenses of the Fund....................................   3p
Principal Investment Strategies of the Fund......................   4p
Principal Risks of Investing in the Fund.........................   5p
Past Performance.................................................   7p
Fund Management..................................................   8p
Buying and Selling Shares........................................   8p
Tax Information..................................................   8p
Financial Intermediary Compensation..............................   9p
MORE INFORMATION ABOUT THE FUND
Investment Objective.............................................  10p
Principal Investment Strategies of the Fund......................  10p
Principal Risks of Investing in the Fund.........................  12p
More about Annual Fund Operating Expenses........................  14p
Other Investment Strategies and Risks............................  15p
Fund Management and Compensation.................................  17p
FINANCIAL HIGHLIGHTS.............................................  21P
GENERAL INFORMATION..............................................  23P
BUYING AND SELLING SHARES........................................  26P
  Description of Fund Shares.....................................  26p
  Pricing and Valuing of Fund Shares.............................  26p
  Purchasing and Selling Shares..................................  27p
DISTRIBUTIONS AND TAXES..........................................  30P
  Reinvestments..................................................  30p
  Taxes..........................................................  30p




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2P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Seligman Global Technology Portfolio (the Fund) seeks to provide shareholders with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, it would increase overall expenses.

 ANNUAL FUND OPERATING EXPENSES(a)
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
 INVESTMENT)

                                                  CLASS 1  CLASS 2
Management fees                                     0.95%    0.95%
Distribution and/or service (12b-1) fees            0.00%    0.25%
Other expenses                                      2.70%    2.70%
Total annual fund operating expenses                3.65%    3.90%
Less: Fee waiver/expense reimbursement(b)          (2.66%)  (2.66%)
Total annual fund operating expenses after fee
waiver/expense reimbursement(b)                     0.99%    1.24%


(a) The expense ratios have been adjusted to reflect current fees.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 0.99% for Class 1 and 1.24% for Class 2.



--------------------------------------------------------------------------------
                     SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS  3P

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your investment at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class 1                             $101      $871     $1,662    $3,737
Class 2                             $126      $945     $1,782    $3,957


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 153% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND


The Fund generally invests at least 80% of its assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. Technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and bio-technology. The Fund may invest in companies domiciled in any country which the investment manager believes to be appropriate to the Fund's objective. The Fund generally invests in several countries in different geographic regions.


Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.


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4P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Fund may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the investment manager uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The Fund may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the U.S.) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

MARKET RISK. The market value of securities may fall, fail to rise or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies. Focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


TECHNOLOGY AND TECHNOLOGY-RELATED INVESTMENT RISK. The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.



--------------------------------------------------------------------------------
                     SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS  5P

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.


Emerging markets risk includes the dramatic pace of change in these countries as well as the other considerations listed above. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

SECTOR RISK. The Fund may invest a significant part of its total assets in securities of companies primarily engaged in the technology, media or telecommunications sectors. This may result in greater fluctuations in value than would be the case for a fund invested in a wider variety of unrelated industries.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings, lack of experienced management, financial resources, product diversification and competitive strengths.


--------------------------------------------------------------------------------
6P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:
- how the Fund's Class 1 share performance has varied for each full calendar year shown on the bar chart; and
- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.


Both the bar chart and the table do not reflect the expenses that apply to subaccounts and Contracts. Inclusion of these charges would reduce total return for all periods shown.



On Jan. 1, 2010, the Lipper Global Science & Technology Funds Index (the Lipper Index) replaced the Lipper Global Science & Technology Funds Average (the Lipper Average) as one of the Fund's benchmarks. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


How the Fund has performed in the past does not indicate how the Fund will perform in the future. Updated performance information is available by calling, without charge, 1(800) 221-2450.



                          CLASS 1 ANNUAL TOTAL RETURNS


                                   (BAR CHART)


         -23.75%   -22.05%   -31.64%   +36.12%   +3.98%    +8.13%    +17.92%   +15.45%   -40.25%   +62.38%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:
- Highest return for a calendar quarter was +30.82% (quarter ended Dec. 31, 2001).

- Lowest return for a calendar quarter was -32.05% (quarter ended Sept. 30, 2001).




--------------------------------------------------------------------------------
                     SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS  7P

 AVERAGE ANNUAL TOTAL RETURNS


                                                                 CLASS 2
                                                                  SINCE
                                                                INCEPTION
(FOR PERIODS ENDED DEC. 31, 2009)   1 YEAR  5 YEARS  10 YEARS  (5/1/2000)
Seligman Global Technology
Portfolio:
  Class 1                          +62.38%   +7.39%   -1.95%       N/A
  Class 2                          +62.13%   +7.20%     N/A      -3.39%
Morgan Stanley Capital
International (MSCI) World IT
Index (reflects no deduction for
fees, expenses or taxes)           +50.88%   +1.67%   -8.51%     -9.03%
MSCI World Index (reflects no
deduction for fees, expenses or
taxes)                             +30.79%   +2.57%   +0.23%     +0.50%
Lipper Global Science &
Technology Funds Index (reflects
no deduction for taxes)            +72.12%   +4.18%     N/A        N/A
Lipper Global Science &
Technology Funds Average
(reflects no deduction for
taxes)                             +68.51%   +3.42%   -4.90%     -5.67%







FUND MANAGEMENT

INVESTMENT MANAGER: RiverSource Investments, LLC


PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Richard M. Parower, CFA   Portfolio Manager          2002
Paul H. Wick              Portfolio Manager          2006
Reema D. Shah             Portfolio Manager          2005
Ajay Diwan                Portfolio Manager          2005
Benjamin Lu               Portfolio Manager          2006



BUYING AND SELLING SHARES


As a Contract owner or Qualified Plan participant, you cannot buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.


TAX INFORMATION

The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.



--------------------------------------------------------------------------------
8P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

FINANCIAL INTERMEDIARY COMPENSATION




If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial adviser or salesperson or visit your financial intermediary's web site for more information.



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                     SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS  9P

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Seligman Global Technology Portfolio (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, there is no assurance that this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund generally invests at least 80% of its assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. Technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and bio-technology. The Fund may invest in companies domiciled in any country which the investment manager believes to be appropriate to the Fund's objective. The Fund generally invests in several countries in different geographic regions. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S.

The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Fund may invest in these companies as well.


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10P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the investment manager uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities.

In selecting individual securities, the investment manager looks for companies that it believes display one or more of the following:

  - Above-average growth prospects;

  - High profit margins;

  - Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);

  - Quality management and equity ownership by executives;

  - Unique competitive advantages (e.g., market share, proprietary products); or

  - Potential for improvement in overall operations.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

  - The investment manager believes its target price has been reached;

  - Its earnings are disappointing;

  - Its revenue growth has slowed;

  - Its underlying fundamentals have deteriorated;

  - If the investment manager believes that negative country or regional factors may affect a company's outlook; or

  - To meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The Fund may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the U.S.) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.


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                    SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS  11P

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable than large companies to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

TECHNOLOGY AND TECHNOLOGY-RELATED INVESTMENT RISK. The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.


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12P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

The Fund seeks to limit risk by allocating investments among different sectors within the technology industry, as well as among different foreign markets. Allocating among a number of sectors reduces the effect the performance of any one sector or events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of one of the Fund's investments may offset potential gains from other investments.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades in foreign markets. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.


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                    SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS  13P

SECTOR RISK. The Fund may invest a significant part of its total assets in securities of companies primarily engaged in the technology, media or telecommunications sectors. This may result in greater fluctuations in value than would be the case for a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's operating expenses will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.


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14P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in potential losses for the Fund. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Derivative instruments will typically increase the Fund's exposure to the principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.


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                    SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS  15P

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial loss for the Fund. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "General Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.


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16P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund" that appears in the Summary of the Fund, they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource Family of Funds (including the RiverSource funds, RiverSource Partners funds, Threadneedle funds and Seligman funds) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The RiverSource Family of Funds has received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. If the Fund was to seek to rely on the order, holders of a majority of the Fund's outstanding voting

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                    SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS  17P
securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, would be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.96% of the Fund's average daily net assets.

Effective May 11, 2009, the annual management fee rate is equal to a percentage of the Fund's average daily net assets that declines from 0.95% to 0.87% as the Fund's assets increase. Prior to May 11, 2009, the annual fee rate was equal to a percentage of the Fund's average daily net assets that declined from 1.00% to 0.90% as the Fund's net assets increased. The reduction in the investment management services fee schedule is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through an Administrative Services Agreement with Ameriprise Financial. Under the Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administrative and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The administrative services fee for the period from May 11, 2009 through Dec. 31, 2009 was equal to 0.06% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee.

Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement was included in the Fund's proxy statement, dated Aug. 27, 2008, and is available in the Fund's annual shareholder report for the period ended Dec. 31, 2008.


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18P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

The Portfolio is managed by the investment manager's Technology Group:

Richard M. Parower has been a Portfolio Manager of the Fund since 2002. Mr. Parower joined Seligman (the Fund's predecessor investment manager) in April 2000 and RiverSource Investments in November 2008. Mr. Parower is also Portfolio Manager of Seligman Global Technology Fund and RiverSource Global Technology Fund. Mr. Parower provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and those using long and short strategies.

Paul H. Wick has been a Portfolio Manager of the Fund since 2006. Mr. Wick has also been Portfolio Manager of Seligman Communication and Information Portfolio since its inception, Portfolio Manager of Seligman Communications and Information Fund, Inc. since December 1989 and Portfolio Manager of RiverSource Global Technology Fund since November 2008. Mr. Wick provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and those using long and short strategies. Mr. Wick provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the semiconductor and electronics capital equipment sectors. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995. Mr. Wick joined RiverSource Investments in November 2008.

Reema D. Shah has been a Portfolio Manager of the Fund since 2005. Ms. Shah joined Seligman in November 2000 and RiverSource Investments in November 2008, and is also Co-Portfolio Manager of Seligman Communications and Information Portfolio, Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and a Portfolio Manager of RiverSource Global Technology Fund. Ms. Shah provides portfolio management services for certain private and offshore funds, including those with similar strategies as the Fund and those using long and short strategies. Ms. Shah provides assistance to Mr. Parower in managing the Fund through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors.


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                    SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS  19P

Ajay Diwan has been a Portfolio Manager of the Fund since 2005. Mr. Diwan joined Seligman in February 2001 and RiverSource Investments in November 2008, and is also Co-Portfolio Manager of Seligman Communications and Information Portfolio, Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and a Portfolio Manager of RiverSource Global Technology Fund. Mr. Diwan provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and those using long and short strategies. Mr. Diwan provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, information technology services, and electronic payment processing industries.

Benjamin Lu has been a Portfolio Manager of the Fund since 2006. Mr. Lu joined Seligman in April 2005 and RiverSource Investments in November 2008. Previously, Mr. Lu was an Associate Director for UBS from July 2002 to April 2005, covering the U.S. electronic manufacturing services and electronic components sectors. Mr. Lu provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the U.S. electronic manufacturing services and electronic components sectors.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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20P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, or imposed on Accounts that may own shares directly. Inclusion of these charges would reduce total returns for all periods shown. Total returns are not annualized for periods of less than one year. The information for the fiscal year ended Dec. 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the periods ended Dec. 31, 2007 and Dec. 31, 2008 was audited by Deloitte & Touche LLP. The information for the periods ended on or before Dec. 31, 2006 was audited by Ernst & Young LLP.

                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $11.03       $18.46      $15.99      $13.56      $12.54
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.19)        (.21)       (.25)       (.20)       (.19)
Net gains (losses) (both realized and
 unrealized)                                         7.07        (7.22)       2.72        2.63        1.21
----------------------------------------------------------------------------------------------------------
Total from investment operations                     6.88        (7.43)       2.47        2.43        1.02
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $17.91       $11.03      $18.46      $15.99      $13.56
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       62.38%      (40.25%)     15.45%      17.92%       8.13%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               3.86%        3.54%       3.04%       2.57%       2.49%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.90%        1.90%       1.90%       1.90%       1.90%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.38%)      (1.38%)     (1.44%)     (1.37%)     (1.53%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $4           $3          $6          $6          $7
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              153%         161%        198%        205%        155%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


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                    SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS  21P

                                                                     YEAR ENDED DEC. 31,
CLASS 2                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $10.88       $18.25      $15.83      $13.45      $12.46
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.23)        (.24)       (.28)       (.22)       (.21)
Net gains (losses) (both realized and
 unrealized)                                         6.99        (7.13)       2.70        2.60        1.20
----------------------------------------------------------------------------------------------------------
Total from investment operations                     6.76        (7.37)       2.42        2.38         .99
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $17.64       $10.88      $18.25      $15.83      $13.45
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       62.13%      (40.38%)     15.29%      17.69%       7.95%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               3.79%        3.71%       3.19%       2.72%       2.64%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            2.15%        2.07%       2.05%       2.05%       2.05%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.60%)      (1.55%)     (1.59%)     (1.52%)     (1.68%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $1          $3          $2          $2
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              153%         161%        198%        205%        155%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).


--------------------------------------------------------------------------------
22P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

GENERAL INFORMATION

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide the Fund with certain services, including administrative, accounting, treasury and other services. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus.

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor) provides underwriting and distribution services to the Fund. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees on Class 2 shares. The distributor uses these fees to support its distribution and servicing activity for Class 2 shares. Fees paid by the Fund for these services are set forth under "Distribution and/or service (12b-1) fees" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus. More information on how these fees are used is set forth under "Buying and Selling Shares -- Description of Fund Shares" in this prospectus and in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide services to the Fund. The Fund pays the transfer agent a fee as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these services to the Fund. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus. RiverSource Service Corporation may pay a portion of these fees to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the Accounts.

The SAI provides additional information about the services provided under the agreements set forth above.

PAYMENTS TO AFFILIATED AND UNAFFILIATED PARTICIPATING INSURANCE COMPANIES

The Fund may be sold as an underlying investment option under Contracts offered by RiverSource Life Insurance Company (RiverSource Life), its wholly-

--------------------------------------------------------------------------------
                    SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS 23P owned subsidiary, RiverSource Life Insurance Co. of New York (together, the Affiliated Insurance Companies) and other unaffiliated participating insurance companies (collectively, the participating insurance companies). RiverSource Investments and its affiliates may make or support payments out of their own resources to the participating insurance companies including the Affiliated Insurance Companies as a result of their agreement to include the Fund as an investment option under the Contracts. These Contracts may also include mutual funds other than the Fund as investment options, and the participating insurance companies including the Affiliated Insurance Companies may receive payments from the sponsors of these other mutual funds as a result of including those funds as underlying investment options under the Contracts. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund in products offered by the Affiliated Insurance Companies, as employee compensation and business unit operating goals at all levels are tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Fund. The amount of payment from sponsors of other funds that are offered as investment options under the Contracts or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation participating insurance companies receive from a fund may create an incentive for the companies and may influence their decision regarding which funds to include under a Contract. These arrangements are sometimes referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by the participating insurance companies. See your Contract prospectus for more information regarding these payments and allocations.

POTENTIAL CONFLICTS OF INTEREST

Shares of the Fund may serve as the underlying investments for both variable annuity contracts and variable life insurance policies issued by participating life insurance companies. Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflicts. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Accounts of the participating insurance companies might be required to withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.


--------------------------------------------------------------------------------
24P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

ADDITIONAL MANAGEMENT INFORMATION

Cash Reserves. The Fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including, but not limited to, RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. The Fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund.

Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
                    SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS  25P

BUYING AND SELLING SHARES

DESCRIPTION OF FUND SHARES

The Fund may offer Class 1 and Class 2 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies, Accounts funding qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by the distributor. Not all share classes may be available under your Contract or Qualified Plan. Under a Rule 12b-1 plan adopted by the Fund, Class 2 shares pay an annual shareholder servicing and distribution ("12b-1") fee of up to 0.25% of average net assets. The Fund pays this fee to the distributor. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners who invest in Class 2 shares, and for distribution related expenses. Additionally, the distributor may use this fee to make payments to Qualified Plan sponsors or their affiliates for similar services provided to Qualified Plans and their participants. Because these 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

PRICING AND VALUING OF FUND SHARES

The net asset value (NAV) is the value of a single share of a Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by the Fund is materially affected by events that occur after the close of a securities market but prior to the time the Fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Fund uses

--------------------------------------------------------------------------------
26P SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PURCHASING AND SELLING SHARES

As a Contract owner or participant in a Qualified Plan, you may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract or contributing to a Qualified Plan and making allocations to the Fund. Allocation rights and information on how to purchase or surrender a Contract or Qualified Plan, including any minimum and maximum payments and submission and acceptance of your application, as well as any sales charges and other expenses imposed by the Contracts or Qualified Plans, and any charges that apply to Accounts that may own shares directly, are described in the separate Contract prospectus or Qualified Plan disclosure documents, as applicable, that accompany this prospectus.

The Accounts may purchase and sell shares of the Fund in accordance with allocation instructions received from Contract owners or Qualified Plan participants. There is no sales charge associated with the purchase or sale of Fund shares. An Account may purchase or sell Fund shares at the next NAV calculated after its request is received in good order by the Fund. The amount received for the sale of Fund shares may be more or less than the amount invested.

Fund shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission (SEC) determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Fund shares is not reasonably practical or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.


--------------------------------------------------------------------------------
                    SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS  27P

The Fund reserves the right to accept an in kind contribution of securities as payment for its shares. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Fund, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Fund in kind.

SHORT-TERM OR EXCESSIVE TRADING

The Board has adopted a policy that the Fund will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading of funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund's pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as "arbitrage" market timing. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs. Funds that invest directly in securities that trade infrequently may be vulnerable to market timers. To the extent the Fund has significant holdings in foreign securities, small cap stocks, floating rate loans and/or high yield bonds, the risks of market timing may be greater for the Fund than for other funds. See "Principal Investment Strategies of the Fund" in the "More Information About the Fund" section for a discussion of the types of securities in which the Fund invests. See "Pricing and Valuing of Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

The Fund is currently offered as an investment option under Contracts offered by participating insurance companies and to Qualified Plans, which are administered by third-party administrators (TPAs). Because the participating insurance companies and TPAs process Fund trades on an omnibus basis and the Fund cannot generally ascertain the identity of a particular Contract owner or Qualified Plan participant whether the same has placed a particular purchase or sale order, the Board has adopted procedures intended to detect and deter market timing activity at the omnibus account level.


--------------------------------------------------------------------------------
28P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

As required by SEC rules, the Fund has entered into agreements with participating insurance companies and TPAs (each, a Sponsoring Entity) whereby the Fund or its agents may require a Sponsoring Entity to provide individual account level information about you and your trading activities in the Fund. If the Fund detects market timing activities at the omnibus level, the Fund may require the Sponsoring Entity to take actions to curtail the activity, which may include restricting your trading activity in the Fund.

The procedures that are designed to detect and deter market timing activity at the omnibus account level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some Contracts may prevent or restrict the effectiveness of the market timing procedures. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.

There can be no assurances that the Sponsoring Entities will be able to prevent or stop frequent trading activity by Contract owners and Qualified Plan participants. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and Qualified Plan participants seeking to engage in market timing may deploy a variety of strategies to avoid detection.

Please refer to your Contract prospectus or Qualified Plan documents for specific details on transfers between investment options and market timing policies and procedures.


--------------------------------------------------------------------------------
                    SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS  29P

DISTRIBUTIONS AND TAXES

REINVESTMENTS

All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of Accounts funding Contracts is discussed in your annuity contract or life insurance policy prospectus. Federal income taxation of Accounts funding Qualified Plans is discussed in your Qualified Plan disclosure documents.


--------------------------------------------------------------------------------
30P  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO -- 2010 PROSPECTUS

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO
734 Ameriprise Financial Center
Minneapolis, MN 55474

Additional information about the Fund and its investments is available in the Fund's SAI and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund contact the RiverSource Family of Funds at 1(800) 221-2450 or your financial intermediary. To make a shareholder inquiry, contact the financial intermediary through whom you purchased the Fund. The Fund's SAI and most recent annual and semiannual reports are also available, free of charge, at seligman.com.

Information about the Fund, including the SAI, can be viewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #: 811-5221

(SELIGMAN LOGO)                                              SL-9916-99 A (5/10)

Prospectus
                                                                 (SELIGMAN LOGO)

SELIGMAN
INTERNATIONAL GROWTH PORTFOLIO

PROSPECTUS APRIL 30, 2010

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL
APPRECIATION.

The Fund may offer Class 1 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by RiverSource Fund Distributors, Inc. (the distributor). There are no exchange ticker symbols associated with shares of the Fund.

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


SUMMARY OF THE FUND
Investment Objective.............................................   3p
Fees and Expenses of the Fund....................................   3p
Principal Investment Strategies of the Fund......................   4p
Principal Risks of Investing in the Fund.........................   5p
Past Performance.................................................   6p
Fund Management..................................................   7p
Buying and Selling Shares........................................   7p
Tax Information..................................................   7p
Financial Intermediary Compensation..............................   7p
MORE INFORMATION ABOUT THE FUND
Investment Objective.............................................   8p
Principal Investment Strategies of the Fund......................   8p
Principal Risks of Investing in the Fund.........................   9p
More about Annual Fund Operating Expenses........................  11p
Other Investment Strategies and Risks............................  12p
Fund Management and Compensation.................................  13p
FINANCIAL HIGHLIGHTS.............................................  16P
GENERAL INFORMATION..............................................  17P
BUYING AND SELLING SHARES........................................  20P
  Description of Fund Shares.....................................  20p
  Pricing and Valuing of Fund Shares.............................  20p
  Purchasing and Selling Shares..................................  21p
DISTRIBUTIONS AND TAXES..........................................  23P
  Reinvestments..................................................  23p
  Taxes..........................................................  23p





The Board of Directors of Seligman International Growth Portfolio (the Fund) has approved the redemption of all outstanding shares and the liquidation of the Fund in accordance with the Fund's Articles of Incorporation. It is anticipated that the redemption of all shares of the Fund will take place before the end of the third quarter of 2010.



--------------------------------------------------------------------------------
2P  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Seligman International Growth Portfolio (the Fund) seeks to provide shareholders with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, it would increase overall expenses.

 ANNUAL FUND OPERATING EXPENSES(a)
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
 INVESTMENT)

                                                      CLASS 1
Management fees                                        0.95%
Other expenses                                         7.16%
Total annual fund operating expenses                   8.11%
Less: Fee waiver/expense reimbursement(b)             (6.92%)
Total annual fund operating expenses after fee
waiver/expense reimbursement(b)                        1.19%


(a) The expense ratio has been adjusted to reflect current fees.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.19%.



--------------------------------------------------------------------------------
                  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS  3P

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your investment at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class 1                             $121     $1,755    $3,290    $6,734


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 327% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests primarily in high-quality, large and mid-capitalization growth companies ($1 billion or more at the time of initial purchase by the Fund) that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Fund may invest in any country; however, it typically will not invest in the U.S. It generally invests in several countries in different geographic regions.


RiverSource Investments, LLC serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadviser, Wellington Management, LLP, which provides day-to-day management of the Fund.


The Fund generally invests in the common stocks of medium- to large-sized companies in the principal international markets. It may also invest in companies with lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

The Fund may invest in securities which are denominated in currencies other than the U.S. dollar. The securities may be listed on a U.S. or foreign stock exchange or traded in U.S. or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including depositary receipts.


--------------------------------------------------------------------------------
4P  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS

The Fund may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Emerging markets risk includes the dramatic pace of change in these countries as well as the other considerations listed above. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets.

MARKET RISK. The market value of securities may fall, fail to rise or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies. Focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

DERIVATIVES RISK. The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.


--------------------------------------------------------------------------------
                  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS  5P

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class 1 share performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.


Both the bar chart and the table do not reflect the expenses that apply to subaccounts and Contracts. Inclusion of these charges would reduce total return for all periods shown.



On Jan. 1, 2010, the Lipper International Multi-Cap Growth Funds Index (the Lipper Index) replaced the Lipper International Multi-Cap Growth Funds Average (the Lipper Average) as one of the Fund's benchmarks. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


How the Fund has performed in the past does not indicate how the Fund will perform in the future. Updated performance information is available by calling, without charge, 1(800) 221-2450.



                          CLASS 1 ANNUAL TOTAL RETURNS

                                   (BAR CHART)


         -32.47%   -24.41%   -16.52%   +33.48%   +24.19%   +5.04%    +23.33%   +22.67%   -57.43%   +22.50%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +18.51% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -27.74% (quarter ended Sept. 30, 2008).


--------------------------------------------------------------------------------
6P  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS

 AVERAGE ANNUAL TOTAL RETURNS



(FOR PERIODS ENDED DEC. 31, 2009)           1 YEAR  5 YEARS  10 YEARS
Seligman International Growth
Portfolio -- Class 1                       +22.50%   -3.69%   -5.21%
Morgan Stanley Capital International
(MSCI) EAFE Growth Index
(reflects no deduction for fees,
expenses or taxes)                         +29.91%   +4.02%   -1.00%
MSCI EAFE Index (reflects no deduction
for fees, expenses or taxes)               +32.46%   +4.02%   +1.58%
Lipper International Multi-Cap Growth
Funds Index
(reflects no deduction for taxes)          +43.99%   +6.25%   +0.55%
Lipper International Multi-Cap Growth
Funds Average
(reflects no deduction for taxes)          +42.65%   +4.23%   +1.37%







FUND MANAGEMENT

INVESTMENT MANAGER: RiverSource Investments, LLC (RiverSource Investments)

SUBADVISER: Wellington Management Company, LLP (Wellington Management)


PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Jean-Marc Berteaux        Portfolio Manager          2010
Matthew D. Hudson, CFA    Portfolio Manager          2006



BUYING AND SELLING SHARES


As a Contract owner or Qualified Plan participant, you cannot buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.


TAX INFORMATION

The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.


FINANCIAL INTERMEDIARY COMPENSATION


If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial adviser or salesperson or visit your financial intermediary's web site for more information.



--------------------------------------------------------------------------------
                  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS  7P

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Seligman International Growth Portfolio (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, there is no assurance that this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests primarily in high-quality, large and mid-capitalization growth companies ($1 billion or more at the time of initial purchase by the Fund) that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Fund may invest in any country; however, it typically will not invest in the U.S. It generally invests in several countries in different geographic regions.

The Fund generally invests in the common stocks of medium- to large-sized companies in the principal international markets. It may also invest in companies with lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

RiverSource Investments serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadviser, Wellington Management, which provides day-to-day management of the Fund.

In selecting individual securities, Wellington Management looks to identify companies that it believes display one or more of the following attributes:

- Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

- Quality management

- Unique competitive advantage (e.g., market share, proprietary products)

- Strong possibility of multiple expansion

- Potential for improvement in overall operations (hidden/unappreciated value)

The Fund generally sells a stock if Wellington Management believes its target price has been reached, there is a decelerating trend of earnings growth, deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.


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8P  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS

The Fund may invest in securities, which are denominated in currencies other than the U.S. dollar. The securities may be listed on a U.S. or foreign stock exchange or traded in U.S. or foreign over-the-counter markets. The Fund may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer.

The Fund may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.


--------------------------------------------------------------------------------
                  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS  9P

Custody risk refers to the process of clearing and settling trades in foreign markets. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable than large companies to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.


--------------------------------------------------------------------------------
10P  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's operating expenses will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.


--------------------------------------------------------------------------------
                 SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS  11P

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in potential losses for the Fund. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

For more information on strategies, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "General Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other

--------------------------------------------------------------------------------
12P SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund" that appears in the Summary of the Fund, they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource Family of Funds (including the RiverSource funds, RiverSource Partners funds, Threadneedle funds and Seligman funds) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.


--------------------------------------------------------------------------------
                 SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS  13P

The RiverSource Family of Funds has received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. At a special meeting of shareholders held June 2, 2009, a majority of the Fund's outstanding voting securities approved a policy authorizing the Fund to operate in this manner.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.97% of the Fund's average daily net assets.

Effective May 11, 2009, the annual management fee rate is equal to a percentage of the Fund's average daily net assets that declines from 0.95% to 0.86% as the Fund's net assets increase. Prior to May 11, 2009, the annual fee rate was equal to a percentage of the Fund's average daily net assets that declined from 1.00% to 0.90% as the Fund's net assets increased. The reduction in the investment management services fee schedule is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through an Administrative Services Agreement with Ameriprise Financial. Under the Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administrative and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The administrative services fee for the period from May 11, 2009 through Dec. 31, 2009 was equal to 0.06% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee.

Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement was included in the Fund's proxy statement, dated Aug. 27, 2008, and is available in the Fund's annual shareholder report for the period ended Dec. 31, 2008.


--------------------------------------------------------------------------------
14P  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS

RiverSource Investments selects, contracts with and compensates the Subadviser to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadviser with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically to the Board.

The Subadviser manages the Fund's assets based upon its experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

WELLINGTON MANAGEMENT

Wellington Management, which has served as subadviser to the Fund since 2003, is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, who has served as Portfolio Manager of the Fund since 2010 and has been involved in portfolio management and securities analysis for the Portfolio since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Portfolio since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005.

Mr. Berteaux is the lead portfolio manager of the Portfolio. Mr. Hudson assists in the research and portfolio construction process. In Mr. Berteaux's absence, Mr. Hudson may purchase or sell securities for the Portfolio.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


--------------------------------------------------------------------------------
                 SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS  15P

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, or imposed on Accounts that may own shares directly. Inclusion of these charges would reduce total returns for all periods shown. Total returns are not annualized for periods of less than one year. The information for the fiscal year ended Dec. 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the periods ended Dec. 31, 2007 and Dec. 31, 2008 was audited by Deloitte & Touche LLP. The information for the periods ended on or before Dec. 31, 2006 was audited by Ernst & Young LLP.

                                                                     YEAR ENDED DEC. 31,
                                                   -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $7.51       $17.64      $14.38      $11.66      $11.10
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(a)      (.03)       (.02)       (.07)       (.03)
Net gains (losses) (both realized and
 unrealized)                                         1.69       (10.10)       3.28        2.79         .59
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.69       (10.13)       3.26        2.72         .56
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.20        $7.51      $17.64      $14.38      $11.66
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.50%      (57.43%)     22.67%      23.33%       5.04%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               8.11%        4.63%       4.02%       3.94%       5.05%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.00%        2.00%       2.00%       2.00%       2.00%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .01%        (.22%)      (.15%)      (.54%)      (.24%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $2          $5          $4          $4
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              327%         365%        235%        166%        189%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS

(a) Rounds to zero.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).


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16P  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS

GENERAL INFORMATION

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide the Fund with certain services, including administrative, accounting, treasury and other services. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus.

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor) provides underwriting and distribution services to the Fund.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide services to the Fund. The Fund pays the transfer agent a fee as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these services to the Fund. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus. RiverSource Service Corporation may pay a portion of these fees to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the Accounts.

The SAI provides additional information about the services provided under the agreements set forth above.


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                 SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS  17P

PAYMENTS TO AFFILIATED AND UNAFFILIATED PARTICIPATING INSURANCE COMPANIES

The Fund may be sold as an underlying investment option under Contracts offered by RiverSource Life Insurance Company (RiverSource Life), its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (together, the Affiliated Insurance Companies) and other unaffiliated participating insurance companies (collectively, the participating insurance companies). RiverSource Investments and its affiliates may make or support payments out of their own resources to the participating insurance companies including the Affiliated Insurance Companies as a result of their agreement to include the Fund as an investment option under the Contracts. These Contracts may also include mutual funds other than the Fund as investment options, and the participating insurance companies including the Affiliated Insurance Companies may receive payments from the sponsors of these other mutual funds as a result of including those funds as underlying investment options under the Contracts. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund in products offered by the Affiliated Insurance Companies, as employee compensation and business unit operating goals at all levels are tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Fund. The amount of payment from sponsors of other funds that are offered as investment options under the Contracts or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation participating insurance companies receive from a fund may create an incentive for the companies and may influence their decision regarding which funds to include under a Contract. These arrangements are sometimes referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by the participating insurance companies. See your Contract prospectus for more information regarding these payments and allocations.


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18P  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST

Shares of the Fund may serve as the underlying investments for both variable annuity contracts and variable life insurance policies issued by participating life insurance companies. Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflicts. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Accounts of the participating insurance companies might be required to withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

ADDITIONAL MANAGEMENT INFORMATION

Cash Reserves. The Fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including, but not limited to, RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. The Fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
                 SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS  19P

BUYING AND SELLING SHARES

DESCRIPTION OF FUND SHARES

The Fund may offer Class 1 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies, Accounts funding qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by the distributor.

PRICING AND VALUING OF FUND SHARES

The net asset value (NAV) is the value of a single share of a Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by the Fund is materially affected by events that occur after the close of a securities market but prior to the time the Fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.


--------------------------------------------------------------------------------
20P  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS

PURCHASING AND SELLING SHARES

As a Contract owner or participant in a Qualified Plan, you may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract or contributing to a Qualified Plan and making allocations to the Fund. Allocation rights and information on how to purchase or surrender a Contract or Qualified Plan, including any minimum and maximum payments and submission and acceptance of your application, as well as any sales charges and other expenses imposed by the Contracts or Qualified Plans, and any charges that apply to Accounts that may own shares directly, are described in the separate Contract prospectus or Qualified Plan disclosure documents, as applicable, that accompany this prospectus.

The Accounts may purchase and sell shares of the Fund in accordance with allocation instructions received from Contract owners or Qualified Plan participants. There is no sales charge associated with the purchase or sale of Fund shares. An Account may purchase or sell Fund shares at the next NAV calculated after its request is received in good order by the Fund. The amount received for the sale of Fund shares may be more or less than the amount invested.

Fund shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission (SEC) determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Fund shares is not reasonably practical or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for its shares. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Fund, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Fund in kind.


--------------------------------------------------------------------------------
                 SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS  21P

SHORT-TERM OR EXCESSIVE TRADING

The Board has adopted a policy that the Fund will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading of funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund's pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as "arbitrage" market timing. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs. Funds that invest directly in securities that trade infrequently may be vulnerable to market timers. To the extent the Fund has significant holdings in foreign securities, small cap stocks, floating rate loans and/or high yield bonds, the risks of market timing may be greater for the Fund than for other funds. See "Principal Investment Strategies of the Fund" in the "More Information About the Fund" section for a discussion of the types of securities in which the Fund invests. See "Pricing and Valuing of Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

The Fund is currently offered as an investment option under Contracts offered by participating insurance companies and to Qualified Plans, which are administered by third-party administrators (TPAs). Because the participating insurance companies and TPAs process Fund trades on an omnibus basis and the Fund cannot generally ascertain the identity of a particular Contract owner or Qualified Plan participant whether the same has placed a particular purchase or sale order, the Board has adopted procedures intended to detect and deter market timing activity at the omnibus account level.

As required by SEC rules, the Fund has entered into agreements with participating insurance companies and TPAs (each, a Sponsoring Entity) whereby the Fund or its agents may require a Sponsoring Entity to provide individual account level information about you and your trading activities in the Fund. If the Fund detects market timing activities at the omnibus level, the Fund may require the Sponsoring Entity to take actions to curtail the activity, which may include restricting your trading activity in the Fund.

The procedures that are designed to detect and deter market timing activity at the omnibus account level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some Contracts may prevent or restrict the effectiveness of the market timing procedures. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.


--------------------------------------------------------------------------------
22P  SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS

There can be no assurances that the Sponsoring Entities will be able to prevent or stop frequent trading activity by Contract owners and Qualified Plan participants. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and Qualified Plan participants seeking to engage in market timing may deploy a variety of strategies to avoid detection.

Please refer to your Contract prospectus or Qualified Plan documents for specific details on transfers between investment options and market timing policies and procedures.

DISTRIBUTIONS AND TAXES

REINVESTMENTS

All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of Accounts funding Contracts is discussed in your annuity contract or life insurance policy prospectus. Federal income taxation of Accounts funding Qualified Plans is discussed in your Qualified Plan disclosure documents.


--------------------------------------------------------------------------------
                 SELIGMAN INTERNATIONAL GROWTH PORTFOLIO -- 2010 PROSPECTUS  23P

Seligman International Growth Portfolio
734 Ameriprise Financial Center
Minneapolis, MN 55474

Additional information about the Fund and its investments is available in the Fund's SAI and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund contact the RiverSource Family of Funds at 1(800) 221-2450 or your financial intermediary. To make a shareholder inquiry, contact the financial intermediary through whom you purchased the Fund. The Fund's SAI and most recent annual and semiannual reports are also available, free of charge, at seligman.com.

Information about the Fund, including the SAI, can be viewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #: 811-5221

(SELIGMAN LOGO)                                              SL-9920-99 A (5/10)

Prospectus
                                                                 (SELIGMAN LOGO)


SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO


PROSPECTUS APRIL 30, 2010


SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO
SEEKS TO PROVIDE SHAREHOLDERS WITH FAVORABLE
CURRENT INCOME.



The Fund may offer Class 1 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by RiverSource Fund Distributors, Inc. (the distributor). There are no exchange ticker symbols associated with shares of the Fund.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


SUMMARY OF THE FUND
Investment Objective.............................................   3p
Fees and Expenses of the Fund....................................   3p
Principal Investment Strategies of the Fund......................   4p
Principal Risks of Investing in the Fund.........................   5p
Past Performance.................................................   7p
Fund Management..................................................   9p
Buying and Selling Shares........................................   9p
Tax Information..................................................   9p
Financial Intermediary Compensation..............................   9p
MORE INFORMATION ABOUT THE FUND
Investment Objective.............................................  10p
Principal Investment Strategies of the Fund......................  10p
Principal Risks of Investing in the Fund.........................  11p
More about Annual Fund Operating Expenses........................  14p
Other Investment Strategies and Risks............................  15p
Fund Management and Compensation.................................  17p
FINANCIAL HIGHLIGHTS.............................................  20P
GENERAL INFORMATION..............................................  22P
BUYING AND SELLING SHARES........................................  25P
  Description of Fund Shares.....................................  25p
  Pricing and Valuing Fund Shares................................  25p
  Purchasing and Selling Shares..................................  26p
DISTRIBUTIONS AND TAXES..........................................  28P
  Reinvestments..................................................  28p
  Taxes..........................................................  28p





The Board of Directors of Seligman Investment Grade Fixed Income Portfolio (the
Fund) has approved the redemption of all outstanding shares and the liquidation of the Fund in accordance with the Fund's Articles of Incorporation. It is anticipated that the redemption of all shares of the Fund will take place before the end of the third quarter of 2010.



--------------------------------------------------------------------------------
2P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Seligman Investment Grade Fixed Income Portfolio (the Fund) seeks to provide shareholders with favorable current income.

FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, it would increase overall expenses.


 ANNUAL FUND OPERATING EXPENSES(a)
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
 INVESTMENT)

                                                      CLASS 1
Management fees                                         0.35%
Other expenses                                          3.17%
Acquired fund fees and expenses                         0.02%
Total annual fund operating expenses                    3.54%
Less: Fee waiver/expense reimbursement(b)             (2.73%)
Total annual fund operating expenses after fee
waiver/expense reimbursement(b)                         0.81%



(a) The expense ratio has been adjusted to reflect current fees.

(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 0.79%.



--------------------------------------------------------------------------------
         SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS  3P

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your investment at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class 1                              $83      $832     $1,603    $3,633


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 284% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND


Under normal market conditions, the Fund invests in fixed-income securities, diversified among a number of market sectors. The Fund has a fundamental policy that at least 80% of the Fund's assets will be invested in securities that are rated investment-grade when purchased by the Fund. The Fund may invest in securities of any duration. Capital appreciation is a secondary consideration in selecting securities for purchase by the Fund. Up to 25% of the Fund's net assets may be invested in foreign investments, which may include investments in emerging markets.


The Fund may invest in corporate debt securities (including bonds and debentures convertible into common stock or with rights and warrants), securities issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities, mortgage-backed securities (including collateralized mortgage obligations and mortgage pass-through securities), and high-grade money market instruments. The Fund may also hold or sell any securities obtained through the exercise of conversion rights or warrants, or as a result of a reorganization, recapitalization, or liquidation proceeding of any issuer of securities owned by the Fund.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.


--------------------------------------------------------------------------------
4P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that fixed-income securities in the Fund's portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security or the counterparty to a contract will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund present increased credit risk. The Fund's investment in below-investment grade securities (i.e., high-yield or junk bonds) exposes the Fund to a greater amount of credit risk than a fund which invests solely in investment grade securities.

DERIVATIVES RISK. The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.


RISKS OF FOREIGN/EMERGING MARKETS INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.


Emerging markets risk includes the dramatic pace of change in these countries as well as the other considerations listed above. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.


--------------------------------------------------------------------------------
         SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS  5P

LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall, fail to rise or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to reinvest the prepayment proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund's investments are locked in at a lower rate for a longer period of time.


MORTGAGE-RELATED AND OTHER ASSET-BACKED RISK. Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.



--------------------------------------------------------------------------------
6P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class 1 share performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.


Both the bar chart and the table do not reflect the expenses that apply to subaccounts and Contracts. Inclusion of these charges would reduce total return for all periods shown.



On Jan. 1, 2010, the Lipper Intermediate Investment-Grade Debt Funds Index (the Lipper Index) replaced the Lipper Corporate Debt Funds BBB-Rated Average (the Lipper Average) as one of the Fund's benchmarks. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


How the Fund has performed in the past does not indicate how the Fund will perform in the future. Updated performance information is available by calling, without charge, 1(800) 221-2450.


--------------------------------------------------------------------------------
         SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS  7P

                          CLASS 1 ANNUAL TOTAL RETURNS


                                   (BAR CHART)


         +10.25%   +5.52%    +9.83%    +4.72%    +2.41%    +0.95%    +3.61%    +5.59%    -0.70%    +5.06%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +5.68% (quarter ended Sept. 30, 2002).

- Lowest return for a calendar quarter was -2.80% (quarter ended June 30, 2004).



 AVERAGE ANNUAL TOTAL RETURNS



(FOR PERIODS ENDED DEC. 31, 2009)            1 YEAR  5 YEARS  10 YEARS
Seligman Investment Grade Fixed Income
Portfolio -- Class 1                         +5.06%   +2.87%   +4.67%
Barclays Capital U.S. Aggregate Bond
Index (reflects no deduction for fees,
expenses or taxes)                           +5.93%   +4.97%   +6.33%
Lipper Intermediate Investment-Grade Debt
Funds Index (reflects no deduction for
taxes)                                      +14.30%   +4.18%   +5.74%
Lipper Corporate Debt Funds BBB-Rated
Average (reflects no deduction for taxes)   +21.16%   +4.04%   +6.11%








--------------------------------------------------------------------------------
8P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

FUND MANAGEMENT

INVESTMENT MANAGER: RiverSource Investments, LLC

PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Tom Murphy, CFA           Portfolio Manager          Nov. 2008
Scott Schroepfer, CFA     Portfolio Manager          Nov. 2008
Todd White                Portfolio Manager          Nov. 2008


BUYING AND SELLING SHARES


As a Contract owner or Qualified Plan participant, you cannot buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.


TAX INFORMATION

The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.


FINANCIAL INTERMEDIARY COMPENSATION


If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial adviser or salesperson or visit your financial intermediary's web site for more information.



--------------------------------------------------------------------------------
         SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS  9P

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Seligman Investment Grade Fixed Income Portfolio (the Fund) seeks to provide shareholders with favorable current income. Because any investment involves risk, there is no assurance that this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND


Under normal market conditions, the Fund invests in fixed-income securities, diversified among a number of market sectors. The Fund has a fundamental policy that at least 80% of the Fund's assets will be invested in securities that are rated investment-grade when purchased by the Fund. The Fund may invest in securities of any duration. Capital appreciation is a secondary consideration in selecting securities for purchase by the Fund. Up to 25% of the Fund's net assets may be invested in foreign investments, which may include investments in emerging markets.


The selection of debt obligations is the primary decision in building the investment portfolio. In pursuit of the Fund's objective, the investment manager chooses investments by:


- Evaluating the Fund's total exposure to sectors, industries, issuers and securities relative to the Barclays Capital U.S. Aggregate Bond Index (the Index).


- Analyzing factors such as credit quality, interest rate outlook and price in seeking to select the most attractive securities within each sector.


- Targeting an average portfolio duration within two years of the duration of the Index which, as of March 31, 2010, was 4.68 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.


In evaluating whether to sell a security, the investment manager considers, among other factors:

- Identification of more attractive investments based on relative value.

- The Fund's total exposure to sectors, industries, issuers and securities relative to the Index.

- Whether its assessment of the credit quality of an issuer has changed or is vulnerable to a change.

- Whether a sector or industry is experiencing change.


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10P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

- Changes in the interest rate or economic outlook.

The Fund may invest in corporate debt securities (including bonds and debentures convertible into common stock or with rights and warrants), securities issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities, mortgage-backed securities (including collateralized mortgage obligations and mortgage pass-through securities), and high-grade money market instruments. The Fund may also hold or sell any securities obtained through the exercise of conversion rights or warrants, or as a result of a reorganization, recapitalization, or liquidation proceeding of any issuer of securities owned by the Fund.

The investment manager may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.


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        SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS  11P

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the SAI for more information on derivative instruments and related risks.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:


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12P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades in foreign markets. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.


LIQUIDITY RISK. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult or impossible to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.



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        SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS  13P

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.


MORTGAGE-RELATED AND OTHER ASSET-BACKED RISK. Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.


MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's operating expenses will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.


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14P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in potential losses for the Fund. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.

For more information on strategies, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "General Information" for more information.


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        SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS  15P

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund" that appears in the Summary of the Fund, they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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16P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource Family of Funds (including the RiverSource funds, RiverSource Partners funds, Threadneedle funds and Seligman funds) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The RiverSource Family of Funds has received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. If the Fund was to seek to rely on the order, holders of a majority of the Fund's outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, would be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.36% of the Fund's average daily net assets.


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        SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS  17P

Effective May 11, 2009, the annual management fee rate is equal to 0.345% of the Fund's average daily net assets. Prior to May 11, 2009, the annual fee rate was equal to 0.40% of the Fund's average daily net assets. The reduction in the investment management services fee schedule is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through an Administrative Services Agreement with Ameriprise Financial. Under the Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administrative and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The administrative services fee for the period from May 11, 2009 through Dec. 31, 2009 was equal to 0.02% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee.

Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement was included in the Fund's proxy statement, dated Aug. 27, 2008, and is available in the Fund's annual shareholder report for the period ended Dec. 31, 2008.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Tom Murphy, CFA, Portfolio Manager.

- Managed the Fund since Nov. 2008.

- Sector Leader of investment grade credit sector team.

- Joined RiverSource Investments in 2002.

- Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

- Began investment career in 1986.

- MBA, University of Michigan.

Scott Schroepfer, CFA, Portfolio Manager

- Managed the Fund since Nov. 2008.

- Sector Manager of the high yield fixed income sector team.

- Joined RiverSource Investments in 1990.

- Began investment career in 1986.

- MBA, University of Minnesota.


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18P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

Todd White, Portfolio Manager

- Managed the Fund since Nov. 2008.

- Managed the Portfolio since 2008.

- Sector Leader of liquid and structured assets sector team.

- Joined RiverSource Investments in 2008.

- Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

- Began investment career in 1986.

- BS, Indiana University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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        SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS  19P

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, or imposed on Accounts that may own shares directly. Inclusion of these charges would reduce total returns for all periods shown. Total returns are not annualized for periods of less than one year. The information for the fiscal year ended Dec. 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the periods ended Dec. 31, 2007 and Dec. 31, 2008 was audited by Deloitte & Touche LLP. The information for the periods ended on or before Dec. 31, 2006 was audited by Ernst & Young LLP.



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20P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

                                                                  YEAR ENDED DEC. 31,
                                                   -------------------------------------------------
PER SHARE DATA                                      2009       2008       2007       2006       2005
Net asset value, beginning of period               $8.09      $8.57      $8.57      $8.80      $9.27
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .20        .34        .39        .41        .34
Net gains (losses) (both realized and
 unrealized)                                         .21       (.40)       .08       (.09)      (.26)
----------------------------------------------------------------------------------------------------
Total from investment operations                     .41       (.06)       .47        .32        .08
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.48)      (.42)      (.47)      (.55)      (.55)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.02      $8.09      $8.57      $8.57      $8.80
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       5.06%      (.70%)     5.59%      3.61%       .95%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              3.51%      2.20%      2.48%      2.38%      1.70%
----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .85%       .85%       .85%       .85%       .85%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       2.45%      3.97%      4.49%      4.59%      3.67%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $2         $2         $2         $2         $3
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             284%(c)    232%       281%       768%       597%
----------------------------------------------------------------------------------------------------




NOTES TO FINANCIAL HIGHLIGHTS.



(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.


(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).


(c) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 249% for the year ended Dec. 31, 2009.



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        SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS  21P

GENERAL INFORMATION


ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide the Fund with certain services, including administrative, accounting, treasury and other services. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus.

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor) provides underwriting and distribution services to the Fund.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide services to the Fund. The Fund pays the transfer agent a fee as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these services to the Fund. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus. RiverSource Service Corporation may pay a portion of these fees to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the Accounts.

The SAI provides additional information about the services provided under the agreements set forth above.


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22P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

PAYMENTS TO AFFILIATED AND UNAFFILIATED PARTICIPATING INSURANCE COMPANIES

The Fund may be sold as an underlying investment option under Contracts offered by RiverSource Life Insurance Company (RiverSource Life), its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (together, the Affiliated Insurance Companies) and other unaffiliated participating insurance companies (collectively, the participating insurance companies). RiverSource Investments and its affiliates may make or support payments out of their own resources to the participating insurance companies including the Affiliated Insurance Companies as a result of their agreement to include the Fund as an investment option under the Contracts. These Contracts may also include mutual funds other than the Fund as investment options, and the participating insurance companies including the Affiliated Insurance Companies may receive payments from the sponsors of these other mutual funds as a result of including those funds as underlying investment options under the Contracts. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund in products offered by the Affiliated Insurance Companies, as employee compensation and business unit operating goals at all levels are tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Fund. The amount of payment from sponsors of other funds that are offered as investment options under the Contracts or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation participating insurance companies receive from a fund may create an incentive for the companies and may influence their decision regarding which funds to include under a Contract. These arrangements are sometimes referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by the participating insurance companies. See your Contract prospectus for more information regarding these payments and allocations.


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        SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS  23P

POTENTIAL CONFLICTS OF INTEREST

Shares of the Fund may serve as the underlying investments for both variable annuity contracts and variable life insurance policies issued by participating life insurance companies. Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflicts. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Accounts of the participating insurance companies might be required to withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

ADDITIONAL MANAGEMENT INFORMATION

Cash Reserves. The Fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including, but not limited to, RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. The Fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.




--------------------------------------------------------------------------------
24P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

BUYING AND SELLING SHARES

DESCRIPTION OF FUND SHARES

The Fund may offer Class 1 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies, Accounts funding qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by the distributor.

PRICING AND VALUING OF FUND SHARES

The net asset value (NAV) is the value of a single share of a Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by the Fund is materially affected by events that occur after the close of a securities market but prior to the time the Fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.


--------------------------------------------------------------------------------
        SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS  25P

PURCHASING AND SELLING SHARES

As a Contract owner or participant in a Qualified Plan, you may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract or contributing to a Qualified Plan and making allocations to the Fund. Allocation rights and information on how to purchase or surrender a Contract or Qualified Plan, including any minimum and maximum payments and submission and acceptance of your application, as well as any sales charges and other expenses imposed by the Contracts or Qualified Plans, and any charges that apply to Accounts that may own shares directly, are described in the separate Contract prospectus or Qualified Plan disclosure documents, as applicable, that accompany this prospectus.

The Accounts may purchase and sell shares of the Fund in accordance with allocation instructions received from Contract owners or Qualified Plan participants. There is no sales charge associated with the purchase or sale of Fund shares. An Account may purchase or sell Fund shares at the next NAV calculated after its request is received in good order by the Fund. The amount received for the sale of Fund shares may be more or less than the amount invested.

Fund shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission (SEC) determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Fund shares is not reasonably practical or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for its shares. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Fund, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Fund in kind.


--------------------------------------------------------------------------------
26P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

SHORT-TERM OR EXCESSIVE TRADING


The Board has adopted a policy that the Fund will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading of funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund's pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as "arbitrage" market timing. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs. Funds that invest directly in securities that trade infrequently may be vulnerable to market timers. To the extent the Fund has significant holdings in foreign securities, small cap stocks, floating rate loans and/or high yield bonds, the risks of market timing may be greater for the Fund than for other funds. See "Principal Investment Strategies of the Fund" in the "More Information About the Fund" section for a discussion of the types of securities in which the Fund invests. See "Pricing and Valuing of Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.



The Fund is currently offered as an investment option under Contracts offered by participating insurance companies and to Qualified Plans, which are administered by third-party administrators (TPAs). Because the participating insurance companies and TPAs process Fund trades on an omnibus basis and the Fund cannot generally ascertain the identity of a particular Contract owner or Qualified Plan participant whether the same has placed a particular purchase or sale order, the Board has adopted procedures intended to detect and deter market timing activity at the omnibus account level.



As required by SEC rules, the Fund has entered into agreements with participating insurance companies and TPAs (each, a Sponsoring Entity) whereby the Fund or its agents may require a Sponsoring Entity to provide individual account level information about you and your trading activities in the Fund. If the Fund detects market timing activities at the omnibus level, the Fund may require the Sponsoring Entity to take actions to curtail the activity, which may include restricting your trading activity in the Fund.


The procedures that are designed to detect and deter market timing activity at the omnibus account level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some Contracts may prevent or restrict the effectiveness of the market timing procedures. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.


--------------------------------------------------------------------------------
        SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS  27P

There can be no assurances that the Sponsoring Entities will be able to prevent or stop frequent trading activity by Contract owners and Qualified Plan participants. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and Qualified Plan participants seeking to engage in market timing may deploy a variety of strategies to avoid detection.



Please refer to your Contract prospectus or Qualified Plan documents for specific details on transfers between investment options and market timing policies and procedures.


DISTRIBUTIONS AND TAXES

REINVESTMENTS

All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES


The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of Accounts funding Contracts is discussed in your annuity contract or life insurance policy prospectus. Federal income taxation of Accounts funding Qualified Plans is discussed in your Qualified Plan disclosure documents.


--------------------------------------------------------------------------------
28P  SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2010 PROSPECTUS

Seligman Investment Grade Fixed Income Portfolio
734 Ameriprise Financial Center
Minneapolis, MN 55474


Additional information about the Fund and its investments is available in the Fund's SAI and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund contact the RiverSource Family of Funds at 1(800) 221-2450 or your financial intermediary. To make a shareholder inquiry, contact the financial intermediary through whom you purchased the Fund. The Fund's SAI and most recent annual and semiannual reports are also available, free of charge, at seligman.com.




Information about the Fund, including the SAI, can be viewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #:  811-5221

(SELIGMAN LOGO)                                              SL-9919-99 A (5/10)

Prospectus
                                                                 (SELIGMAN LOGO)


SELIGMAN LARGE-CAP VALUE PORTFOLIO


PROSPECTUS APRIL 30, 2010


SELIGMAN LARGE-CAP VALUE PORTFOLIO SEEKS LONG-TERM
CAPITAL APPRECIATION.

The Fund may offer Class 1 and Class 2 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by RiverSource Fund Distributors, Inc. (the distributor). There are no exchange ticker symbols associated with shares of the Fund.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


SUMMARY OF THE FUND
Investment Objective.............................................   3p
Fees and Expenses of the Fund....................................   3p
Principal Investment Strategies of the Fund......................   4p
Principal Risks of Investing in the Fund.........................   5p
Past Performance.................................................   6p
Fund Management..................................................   7p
Buying and Selling Shares........................................   7p
Tax Information..................................................   7p
Financial Intermediary Compensation..............................   7p
MORE INFORMATION ABOUT THE
  FUND
Investment Objective.............................................   8p
Principal Investment Strategies of the Fund......................   8p
Principal Risks of Investing in the Fund.........................   9p
More about Annual Fund
  Operating Expenses.............................................  10p
Other Investment Strategies and Risks............................  10p
Fund Management and Compensation.................................  13p
FINANCIAL HIGHLIGHTS.............................................  16P
GENERAL INFORMATION..............................................  18P
BUYING AND SELLING SHARES........................................  21P
  Description of Fund Shares.....................................  21p
  Pricing and Valuing of Fund Shares.............................  21p
  Purchasing and Selling Shares..................................  22p
DISTRIBUTIONS AND TAXES..........................................  26P
  Reinvestments..................................................  26p
  Taxes..........................................................  26p





--------------------------------------------------------------------------------
2P  SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Seligman Large-Cap Value Portfolio (the Fund) seeks to provide shareholders with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, it would increase overall expenses.


 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
 INVESTMENT)


                                               CLASS 1(a)  CLASS 2(b)
Management fees                                   0.76%       0.76%
Distribution and/or service (12b-1) fees          0.00%       0.25%
Other expenses                                    2.68%       2.68%(d)
Total annual fund operating expenses              3.44%       3.69%
Less: Fee waiver/expense reimbursement(c)        (2.49%)     (2.49%)
Total annual fund operating expenses after
fee waiver/expense reimbursement(c)               0.95%       1.20%






(a) The expense ratio has been adjusted to reflect current fees.


(b) The expense ratio is based on estimated expenses.


(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 0.95% for Class 1 and 1.20% for Class 2.


(d) Other expenses are based on estimated amounts for the current fiscal year because no Class 2 shares of the Fund have been issued as of the date of this prospectus.




--------------------------------------------------------------------------------
                       SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  3P

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your investment at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class 1                             $ 97      $825     $1,575    $3,558
Class 2                             $122      $899     $1,696    $3,728


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND


Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of "value" companies with large market capitalizations ($4 billion or more) at the time of purchase by the Fund. The Fund considers "value" companies to be those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.



The investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, a low price-to-earnings and/or low price-to-book ratio, positive change in senior management, positive corporate restructuring, temporary setback in price due to factors that no longer exist, positive shift in the company's business cycle, and/or a catalyst for increase in the rate of the company's earnings growth.



The Fund may hold a small number of securities because the investment manager believes doing so allows it to adhere to its value investment approach. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.



--------------------------------------------------------------------------------
4P  SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


MARKET RISK. The market value of securities may fall, fail to rise or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


VALUE SECURITIES RISK. Value securities involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock's intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).



FOCUSED PORTFOLIO RISK. A fund that holds fewer securities is subject to greater risk of loss if any of those securities declines in price.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.


--------------------------------------------------------------------------------
                       SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  5P

PAST PERFORMANCE

As of the date of this prospectus no Class 2 shares have been issued and therefore performance information for this class is not shown. The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class 1 share performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.


Both the bar chart and the table do not reflect the expenses that apply to subaccounts and Contracts. Inclusion of these charges would reduce total return for all periods shown.



On Jan. 1, 2010, the Lipper Large-Cap Value Funds Index (the Lipper Index) replaced the Lipper Large-Cap Value Funds Average (the Lipper Average) as one of the Fund's benchmarks. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


How the Fund has performed in the past does not indicate how the Fund will perform in the future. Updated performance information is available by calling, without charge, 1(800) 221-2450.



                          CLASS 1 ANNUAL TOTAL RETURNS


                                   (BAR CHART)


         +25.84%   -8.28%    -31.90%   +33.91%   +16.25%   +10.63%   +13.57%   +9.43%    -38.03%   +30.23%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009




                                 (CALENDAR YEAR)

During the periods shown:

- Highest return for a calendar quarter was +24.90% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -25.59% (quarter ended Sept. 30, 2002).


--------------------------------------------------------------------------------
6P  SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2009)



                                            1 YEAR  5 YEARS  10 YEARS
Seligman Large-Cap Value
Portfolio -- Class 1                       +30.23%   +2.10%   +3.10%
Russell 1000 Value Index (reflects no
deduction for fees, expenses or taxes)     +19.69%   -0.25%   +2.47%
S&P 500 Index (reflects no deduction for
fees, expenses or taxes)                   +26.46%   +0.42%   -0.95%
Lipper Large-Cap Value Funds Index
(reflects no deduction for taxes)          +24.96%   +0.28%   +0.85%
Lipper Large-Cap Value Funds Average
(reflects no deduction for taxes)          +23.16%   -0.25%   +2.05%







FUND MANAGEMENT

INVESTMENT MANAGER: RiverSource Investments, LLC

PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Neil T. Eigen             Portfolio Manager          1997
Richard S. Rosen          Portfolio Manager          1997


BUYING AND SELLING SHARES


As a Contract owner or Qualified Plan participant, you cannot buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.


TAX INFORMATION

The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.


FINANCIAL INTERMEDIARY COMPENSATION


If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial adviser or salesperson or visit your financial intermediary's web site for more information.



--------------------------------------------------------------------------------
                       SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  7P

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Seligman Large-Cap Value Portfolio (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, there is no assurance that this objective can be achieved.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of "value" companies with large market capitalizations ($4 billion or more) at the time of purchase by the Fund. The Fund's Board of Directors may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate. The Fund considers "value" companies to be those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

- a low price-to-earnings and/or low price-to-book ratio;

- positive change in senior management;

- positive corporate restructuring;

- temporary setback in price due to factors that no longer exist;

- a positive shift in the company's business cycle; and/or

- a catalyst for increase in the rate of the company's earnings growth.

The Fund may hold a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Fund invests or the third-party analysts covering such companies, and continually monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Fund generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.


--------------------------------------------------------------------------------
8P  SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


VALUE SECURITIES RISK. Value securities involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock's intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).



FOCUSED PORTFOLIO RISK. A fund that invests in a limited number of companies. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities declines in price.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.


--------------------------------------------------------------------------------
                       SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  9P

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's operating expenses will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in potential losses for the Fund. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.


--------------------------------------------------------------------------------
10P  SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Derivative instruments will typically increase the Fund's exposure to the principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial loss for the Fund. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.


--------------------------------------------------------------------------------
                      SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  11P

Unusual Market Conditions. The Fund may, from time to time take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "General Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund" that appears in the Summary of the Fund, they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


--------------------------------------------------------------------------------
12P  SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource Family of Funds (including the RiverSource funds, RiverSource Partners funds, Threadneedle funds and Seligman funds) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The RiverSource Family of Funds has received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. If the Fund was to seek to rely on the order, holders of a majority of the Fund's outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, would be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.77% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
                      SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  13P

Effective May 11, 2009, the annual management fee rate is equal to a percentage of the Fund's average daily net assets that declines from 0.755% to 0.565% as the Fund's net assets increase. Prior to May 11, 2009, the annual fee rate was equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.60% as the Fund's net assets increased. The reduction in the investment management services fee schedule is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through an Administrative Services Agreement with Ameriprise Financial. Under the Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administrative and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The administrative services fee for the period from May 11, 2009 through Dec. 31, 2009 was equal to 0.04% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee.

Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement was included in the Fund's proxy statement, dated Aug. 27, 2008, and is available in the Fund's annual shareholder report for the period ended Dec. 31, 2008.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Neil T. Eigen, Portfolio Manager

- Managed the Fund since 1997.

- Prior to RiverSource Investments' acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in Nov. 2008, Mr. Eigen was head of the Seligman Value Team since he joined Seligman in 1997. Mr. Eigen was also a Director and Managing Director of Seligman and Director of Seligman Advisors, Inc. and Seligman Services, Inc.

- Prior to joining Seligman, Mr. Eigen was a Senior Managing Director of Bear, Stearns & Co., serving as Chief Investment Officer and Director of Equities of Bear, Stearns Asset Management. Prior to that, he was Executive Vice President and Senior Equity Manager at Integrated Resources Asset Management. Mr. Eigen also spent six years at The Irving Trust Company as a Senior Portfolio Manager and Chairman of the Equity Selection Committee.

- BS, New York University.

Richard S. Rosen, Portfolio Manager

- Managed the Fund since 1997.


--------------------------------------------------------------------------------
14P  SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

- Prior to RiverSource Investments' acquisition of Seligman in Nov. 2008, Mr. Rosen was a Managing Director of Seligman.

- Prior to joining Seligman in 1997, Mr. Rosen was a Senior Portfolio Manager at Bear, Stearns Asset Management, and a Managing Director at Bear, Stearns & Co. Inc.

- MBA, New York University.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Fund, although Mr. Eigen typically makes the final decision with respect to investments made by the Fund.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


--------------------------------------------------------------------------------
                      SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  15P

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, or imposed on Accounts that may own shares directly. Inclusion of these charges would reduce total returns for all periods shown. Total returns are not annualized for periods of less than one year. The information for the fiscal year ended Dec. 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the periods ended Dec. 31, 2007 and Dec. 31, 2008 was audited by Deloitte & Touche LLP. The information for the periods ended on or before Dec. 31, 2006 was audited by Ernst & Young LLP.

                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.75       $14.29      $13.15      $11.67      $10.65
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09          .11         .07         .08         .07
Net gains (losses) (both realized and
 unrealized)                                         2.57        (5.55)       1.17        1.50        1.06
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.66        (5.44)       1.24        1.58        1.13
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)        (.10)       (.10)       (.10)       (.11)
Dividends from net realized gain (loss)             (1.14)          --          --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                 (1.30)        (.10)       (.10)       (.10)       (.11)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.11        $8.75      $14.29      $13.15      $11.67
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       30.23%      (38.03%)      9.43%      13.57%      10.63%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(A)
Gross expenses prior to expense
 waiver/reimbursement                               3.43%        1.95%       1.42%       1.32%       1.34%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.46%        1.54%       1.42%       1.32%       1.34%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .90%         .87%        .51%        .67%        .65%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $2          $4          $5          $5
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               39%          18%         11%         14%         27%
----------------------------------------------------------------------------------------------------------




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16P  SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

NOTES TO FINANCIAL HIGHLIGHTS.

(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.


--------------------------------------------------------------------------------
                      SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  17P

GENERAL INFORMATION

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide the Fund with certain services, including administrative, accounting, treasury and other services. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus.

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor) provides underwriting and distribution services to the Fund. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees on Class 2 shares. The distributor uses these fees to support its distribution and servicing activity for Class 2 shares. Fees paid by the Fund for these services are set forth under "Distribution and/or service (12b-1) fees" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus. More information on how these fees are used is set forth under "Buying and Selling Shares -- Description of Fund Shares" in this prospectus and in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide services to the Fund. The Fund pays the transfer agent a fee as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these services to the Fund. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus. RiverSource Service Corporation may pay a portion of these fees to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the Accounts.

The SAI provides additional information about the services provided under the agreements set forth above.


--------------------------------------------------------------------------------
18P  SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

PAYMENTS TO AFFILIATED AND UNAFFILIATED PARTICIPATING INSURANCE COMPANIES

The Fund may be sold as an underlying investment option under Contracts offered by RiverSource Life Insurance Company (RiverSource Life), its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (together, the Affiliated Insurance Companies) and other unaffiliated participating insurance companies (collectively, the participating insurance companies). RiverSource Investments and its affiliates may make or support payments out of their own resources to the participating insurance companies including the Affiliated Insurance Companies as a result of their agreement to include the Fund as an investment option under the Contracts. These Contracts may also include mutual funds other than the Fund as investment options, and the participating insurance companies including the Affiliated Insurance Companies may receive payments from the sponsors of these other mutual funds as a result of including those funds as underlying investment options under the Contracts. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund in products offered by the Affiliated Insurance Companies, as employee compensation and business unit operating goals at all levels are tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Fund. The amount of payment from sponsors of other funds that are offered as investment options under the Contracts or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation participating insurance companies receive from a fund may create an incentive for the companies and may influence their decision regarding which funds to include under a Contract. These arrangements are sometimes referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by the participating insurance companies. See your Contract prospectus for more information regarding these payments and allocations.


--------------------------------------------------------------------------------
                      SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  19P

POTENTIAL CONFLICTS OF INTEREST

Shares of the Fund may serve as the underlying investments for both variable annuity contracts and variable life insurance policies issued by participating life insurance companies. Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflicts. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Accounts of the participating insurance companies might be required to withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

ADDITIONAL MANAGEMENT INFORMATION

Cash Reserves. The Fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including, but not limited to, RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. The Fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
20P  SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

BUYING AND SELLING SHARES

DESCRIPTION OF FUND SHARES

The Fund may offer Class 1 and Class 2 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies, Accounts funding qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by the distributor. Not all share classes may be available under your Contract or Qualified Plan. Under a Rule 12b-1 plan adopted by the Fund, Class 2 shares pay an annual shareholder servicing and distribution ("12b-1") fee of up to 0.25% of average net assets. The Fund pays this fee to the distributor. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners who invest in Class 2 shares, and for distribution related expenses. Additionally, the distributor may use this fee to make payments to Qualified Plan sponsors or their affiliates for similar services provided to Qualified Plans and their participants. Because these 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

PRICING AND VALUING OF FUND SHARES

The net asset value (NAV) is the value of a single share of a Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


--------------------------------------------------------------------------------
                      SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  21P

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by the Fund is materially affected by events that occur after the close of a securities market but prior to the time the Fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PURCHASING AND SELLING SHARES

As a Contract owner or participant in a Qualified Plan, you may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract or contributing to a Qualified Plan and making allocations to the Fund. Allocation rights and information on how to purchase or surrender a Contract or Qualified Plan, including any minimum and maximum payments and submission and acceptance of your application, as well as any sales charges and other expenses imposed by the Contracts or Qualified Plans, and any charges that apply to Accounts that may own shares directly, are described in the separate Contract prospectus or Qualified Plan disclosure documents, as applicable, that accompany this prospectus.

The Accounts may purchase and sell shares of the Fund in accordance with allocation instructions received from Contract owners or Qualified Plan participants. There is no sales charge associated with the purchase or sale of Fund shares. An Account may purchase or sell Fund shares at the next NAV calculated after its request is received in good order by the Fund. The amount received for the sale of Fund shares may be more or less than the amount invested.


--------------------------------------------------------------------------------
22P  SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

Fund shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission (SEC) determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Fund shares is not reasonably practical or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for its shares. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Fund, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Fund in kind.


--------------------------------------------------------------------------------
                      SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  23P

SHORT-TERM OR EXCESSIVE TRADING


The Board has adopted a policy that the Fund will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading of funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund's pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as "arbitrage" market timing. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs. Funds that invest directly in securities that trade infrequently may be vulnerable to market timers. To the extent the Fund has significant holdings in foreign securities, small cap stocks, floating rate loans and/or high yield bonds, the risks of market timing may be greater for the Fund than for other funds. See "Principal Investment Strategies of the Fund" in the "More Information About the Fund" section for a discussion of the types of securities in which the Fund invests. See "Pricing and Valuing of Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.



The Fund is currently offered as an investment option under Contracts offered by participating insurance companies and to Qualified Plans, which are administered by third-party administrators (TPAs). Because the participating insurance companies and TPAs process Fund trades on an omnibus basis and the Fund cannot generally ascertain the identity of a particular Contract owner or Qualified Plan participant whether the same has placed a particular purchase or sale order, the Board has adopted procedures intended to detect and deter market timing activity at the omnibus account level.



As required by SEC rules, the Fund has entered into agreements with participating insurance companies and TPAs (each, a Sponsoring Entity) whereby the Fund or its agents may require a Sponsoring Entity to provide individual account level information about you and your trading activities in the Fund. If the Fund detects market timing activities at the omnibus level, the Fund may require the Sponsoring Entity to take actions to curtail the activity, which may include restricting your trading activity in the Fund.


The procedures that are designed to detect and deter market timing activity at the omnibus account level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some Contracts may prevent or restrict the effectiveness of the market timing procedures. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.


--------------------------------------------------------------------------------
24P  SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

There can be no assurances that the Sponsoring Entities will be able to prevent or stop frequent trading activity by Contract owners and Qualified Plan participants. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and Qualified Plan participants seeking to engage in market timing may deploy a variety of strategies to avoid detection.

Please refer to your Contract prospectus or Qualified Plan documents for specific details on transfers between investment options and market timing policies and procedures.


--------------------------------------------------------------------------------
                      SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  25P

DISTRIBUTIONS AND TAXES

REINVESTMENTS

All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES

The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of Accounts funding Contracts is discussed in your annuity contract or life insurance policy prospectus. Federal income taxation of Accounts funding Qualified Plans is discussed in your Qualified Plan disclosure documents.


--------------------------------------------------------------------------------
26P  SELIGMAN LARGE-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

Seligman Large-Cap Value Portfolio
734 Ameriprise Financial Center
Minneapolis, MN 55474

Additional information about the Fund and its investments is available in the Fund's SAI and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund contact the RiverSource Family of Funds at 1(800) 221-2450 or your financial intermediary. To make a shareholder inquiry, contact the financial intermediary through whom you purchased the Fund. The Fund's SAI and most recent annual and semiannual reports are available, free of charge, at seligman.com.

Information about the Fund, including the SAI, can be viewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #:  811-5221

(SELIGMAN LOGO)                                              SL-9913-99 A (5/10)

Prospectus
                                                                 (SELIGMAN LOGO)


SELIGMAN SMALLER-CAP VALUE PORTFOLIO


PROSPECTUS APRIL 30, 2010


SELIGMAN SMALLER-CAP VALUE PORTFOLIO SEEKS LONG-TERM
CAPITAL APPRECIATION.

The Fund may offer Class 1 and Class 2 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by RiverSource Fund Distributors, Inc. (the distributor). There are no exchange ticker symbols associated with shares of the Fund.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS


SUMMARY OF THE FUND
Investment Objective.............................................   3p
Fees and Expenses of the Fund....................................   3p
Principal Investment Strategies of the Fund......................   4p
Principal Risks of Investing in the Fund.........................   5p
Past Performance.................................................   6p
Fund Management..................................................   7p
Buying and Selling Shares........................................   8p
Tax Information..................................................   8p
Financial Intermediary Compensation..............................   8p
MORE INFORMATION ABOUT THE FUND..................................   9P
Investment Objective.............................................   9p
Principal Investment Strategies of the Fund......................   9p
Principal Risks of Investing in the Fund.........................  10p
More about Annual Fund Operating Expenses........................  12p
Other Investment Strategies and Risks............................  12p
Fund Management and Compensation.................................  15p
FINANCIAL HIGHLIGHTS.............................................  18P
GENERAL INFORMATION..............................................  20P
BUYING AND SELLING SHARES........................................  23P
  Description of Fund Shares.....................................  23p
  Pricing and Valuing of Fund Shares.............................  23p
  Purchasing and Selling Shares..................................  24p
DISTRIBUTIONS AND TAXES..........................................  27P
  Reinvestments..................................................  27p
  Taxes..........................................................  27p





--------------------------------------------------------------------------------
2P  SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

SUMMARY OF THE FUND

INVESTMENT OBJECTIVE

Seligman Smaller-Cap Value Portfolio (the Fund) seeks to provide shareholders with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents, or imposed on Accounts that may own shares directly. If the additional fees, expenses or sales charges were reflected, it would increase overall expenses.


 ANNUAL FUND OPERATING EXPENSES(a)
 (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
 INVESTMENT)

                                                CLASS 1  CLASS 2
Management fees                                  0.94%    0.94%
Distribution and/or service (12b-1) fees         0.00%    0.25%
Other expenses                                   0.28%    0.28%
Total annual fund operating expenses             1.22%    1.47%
Less: Fee waiver/expense reimbursement(b)       (0.20%)  (0.20%)
Total annual fund operating expenses after
fee waiver/expense reimbursement(b)              1.02%    1.27%



(a) The expense ratios have been adjusted to reflect current fees.

(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.02% for Class 1 and 1.27% for Class 2.



--------------------------------------------------------------------------------
                     SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  3P

EXAMPLE


The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your investment at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not reflect the fees and expenses that apply to your Contract or Qualified Plan or to Accounts that may own shares directly. Inclusion of these charges would increase expenses for all periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class 1                             $104      $368      $652     $1,465
Class 2                             $129      $446      $785     $1,745


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND


Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of "value" companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Fund. The Fund considers "value" companies to be those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers. The Fund may invest up to 25% of its net assets in foreign investments.


The investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, a low price-to-earnings and/or low price-to-book ratio, positive change in senior management, positive corporate restructuring, temporary setback in price due to factors that no longer exist, positive shift in the company's business cycle, and/or a catalyst for increase in the rate of the company's earnings growth.


The Fund may hold a small number of securities because the investment manager believes doing so allows it to adhere to its value investment approach. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.



--------------------------------------------------------------------------------
4P  SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


ACTIVE MANAGEMENT RISK. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.


MARKET RISK. The market value of securities may fall, fail to rise or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies. Focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


VALUE SECURITIES RISK. Value securities involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock's intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).



FOCUSED PORTFOLIO RISK. A fund that holds fewer securities is subject to greater risk of loss if any of those securities declines in price.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund's performance.

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL COMPANY RISK. Investments in small companies often involve greater risks than investments in larger, more established companies, including less predictable earnings, lack of experienced management, financial resources, product diversification and competitive strengths. Securities of small companies may trade only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


RISKS OF FOREIGN INVESTING. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund's portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.



--------------------------------------------------------------------------------
                     SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  5P

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's Class 1 share performance has varied for each full calendar year shown on the bar chart; and

- how the Fund's average annual total returns compare to recognized measures of market performance shown on the table.


Both the bar chart and the table do not reflect the expenses that apply to subaccounts and Contracts. Inclusion of these charges would reduce total return for all periods shown.



On Jan. 1, 2010, the Lipper Small-Cap Core Funds Index and Lipper Small-Cap Value Funds Index replaced the Lipper Small-Cap Core Funds Average and Lipper Small-Cap Value Funds Average, respectively, as secondary benchmarks for the Fund. The Lipper Averages include all funds categorized by Lipper within the broad universe of funds in the Lipper Averages, whereas the Lipper Indexes include only a select peer group from the Lipper Averages. This change was made to bring the selection of the Seligman Funds' benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Indexes and the Lipper Averages will be included for a one-year transition period. Thereafter, only the Lipper Indexes will be included. As of the date of this prospectus, Lipper classifies the Fund as a Small-Cap Core Fund.


How the Fund has performed in the past does not indicate how the Fund will perform in the future. Updated performance information is available by calling, without charge, 1(800) 221-2450.


--------------------------------------------------------------------------------
6P  SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

                          CLASS 1 ANNUAL TOTAL RETURNS



                                   (BAR CHART)




         +33.00%   +23.52%   -15.37%   +49.94%   +19.95%   -3.98%    +21.25%   +4.14%    -39.53%   +35.46%

          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009






                                 (CALENDAR YEAR)


During the periods shown:

- Highest return for a calendar quarter was +29.32% (quarter ended June 30, 2009).

- Lowest return for a calendar quarter was -21.76% (quarter ended Dec. 31, 2008).




 AVERAGE ANNUAL TOTAL RETURNS



                                                                   CLASS 2
                                                                    SINCE
                                                                  INCEPTION
(FOR PERIODS ENDED DEC. 31, 2009)     1 YEAR  5 YEARS  10 YEARS  (5/1/2001)
Seligman Smaller-Cap Value
Portfolio:
  Class 1                            +35.46%   -0.14%   +9.52%       N/A
  Class 2                            +35.09%   -0.32%     N/A      +7.04%
Russell 2000 Value Index (reflects
no deduction for fees, expenses or
taxes)                               +20.58%   -0.01%   +8.27%     +7.93%
Lipper Small-Cap Core Funds Index
(reflects no deduction for taxes)    +34.50%   +1.55%   +5.24%     +4.71%
Lipper Small-Cap Value Funds Index
(reflects no deduction for taxes)    +33.00%   +1.42%   +8.73%     +8.59%
Lipper Small-Cap Core Funds
Average (reflects no deduction for
taxes)                               +31.96%   +0.65%   +5.86%     +5.38%
Lipper Small-Cap Value Funds
Average (reflects no deduction for
taxes)                               +32.43%   +0.91%   +8.11%     +7.95%







FUND MANAGEMENT

INVESTMENT MANAGER: RiverSource Investments, LLC

PORTFOLIO MANAGER         TITLE                      MANAGED FUND SINCE
-----------------         -----                      ------------------
Neil T. Eigen             Portfolio Manager          1997
Richard S. Rosen          Portfolio Manager          1997




--------------------------------------------------------------------------------
                     SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  7P

BUYING AND SELLING SHARES


As a Contract owner or Qualified Plan participant, you cannot buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Please see your Qualified Plan disclosure documents or Contract prospectus, as applicable, for more information. Participants in Qualified Plans are encouraged to consult with their plan administrator for additional information.


TAX INFORMATION

The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.


FINANCIAL INTERMEDIARY COMPENSATION




If you make allocations to the Fund, the Fund, its distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial adviser or salesperson or visit your financial intermediary's web site for more information.



--------------------------------------------------------------------------------
8P  SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

Seligman Smaller-Cap Value Portfolio (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, there is no assurance that this objective can be achieved. Only shareholders can change the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of "value" companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Fund. The Fund's Board of Directors may change the parameters by which smaller market capitalization is defined if it concludes such a change is appropriate. The Fund considers "value" companies to be those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

- a low price-to-earnings and/or low price-to-book ratio;

- positive change in senior management;

- positive corporate restructuring;

- temporary setback in price due to factors that no longer exist;

- positive shift in the company's business cycle; and/or

- a catalyst for increase in the rate of the company's earnings growth.


The Fund may hold a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Fund invests or the third-party analysts covering such companies, and continually monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.



--------------------------------------------------------------------------------
                     SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  9P

The Fund generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable than large companies to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.


VALUE SECURITIES RISK. Value securities involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock's intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).



FOCUSED PORTFOLIO RISK. A fund that invests in a limited number of companies. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities declines in price.


ISSUER RISK. An issuer may perform poorly, and therefore, the value of its securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.


--------------------------------------------------------------------------------
10P  SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.

SMALL COMPANY RISK. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades in foreign markets. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.


--------------------------------------------------------------------------------
                    SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  11P

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, "Fees and Expenses of the Fund" that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund's average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund's average net assets as of a different period or a different point in time, as the Fund's asset levels will fluctuate. In general, the Fund's operating expenses will increase as its assets decrease, such that the Fund's actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund's operating expenses that would otherwise result because of a decrease in the Fund's assets in the current fiscal year.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as "acquired funds"), ownership of which results in the Fund bearing its proportionate share of the acquired funds' fees and expenses and proportionate exposure to the risks associated with acquired funds' underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF's share price may not track its specified market index and may trade below its net asset value, resulting in potential losses for the Fund. ETFs generally use a "passive" investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF's shares will continue to be listed on an active exchange.


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12P  SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

Additionally, the Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Derivative instruments will typically increase the Fund's exposure to the principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial loss for the Fund. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund's SAI and its annual and semiannual reports.


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                    SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  13P

Unusual Market Conditions. The Fund may, from time to time take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See "Cash Reserves" under the section "General Information" for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses of the Fund" that appears in the Summary of the Fund, they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.


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14P  SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource Family of Funds (including the RiverSource funds, RiverSource Partners funds, Threadneedle funds and Seligman funds) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The RiverSource Family of Funds has received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. If the Fund was to seek to rely on the order, holders of a majority of the Fund's outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, would be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.96% of the Fund's average daily net assets.


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                    SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  15P

Effective May 11, 2009, the annual management fee rate is equal to a percentage of the Fund's average daily net assets that declines from 0.935% to 0.745% as the Fund's net assets increase. Prior to May 11, 2009, the annual fee rate was equal to a percentage of the Fund's average daily net assets that declined from 1.00% to 0.80% as the Fund's net assets increased. The reduction in the investment management services fee schedule is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through an Administrative Services Agreement with Ameriprise Financial. Under the Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administrative and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The administrative services fee for the period from May 11, 2009 through Dec. 31, 2009 was equal to 0.06% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee.

Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement was included in the Fund's proxy statement, dated Aug. 27, 2008, and is available in the Fund's annual shareholder report for the period ended Dec. 31, 2008.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Neil T. Eigen, Portfolio Manager

- Managed the Fund since 1997.

- Prior to RiverSource Investments' acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in Nov. 2008, Mr. Eigen was head of the Seligman Value Team since he joined Seligman in 1997. Mr. Eigen was also a Director and Managing Director of Seligman and Director of Seligman Advisors, Inc. and Seligman Services, Inc.

- Prior to joining Seligman, Mr. Eigen was a Senior Managing Director of Bear, Stearns & Co., serving as Chief Investment Officer and Director of Equities of Bear, Stearns Asset Management. Prior to that, he was Executive Vice President and Senior Equity Manager at Integrated Resources Asset Management. Mr. Eigen also spent six years at The Irving Trust Company as a Senior Portfolio Manager and Chairman of the Equity Selection Committee.

- BS, New York University.

Richard S. Rosen, Portfolio Manager

- Managed the Fund since 1997.


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16P  SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

- Prior to RiverSource Investments' acquisition of Seligman in Nov. 2008, Mr. Rosen was a Managing Director of Seligman.

- Prior to joining Seligman in 1997, Mr. Rosen was a Senior Portfolio Manager at Bear, Stearns Asset Management, and a Managing Director at Bear, Stearns & Co. Inc.

- MBA, New York University.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Fund, although Mr. Eigen typically makes the final decision with respect to investments made by the Fund.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


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                    SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  17P

FINANCIAL HIGHLIGHTS



The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect any fees, expenses or sales charges imposed by your Contract or Qualified Plan, or imposed on Accounts that may own shares directly. Inclusion of these charges would reduce total returns for all periods shown. Total returns are not annualized for periods of less than one year. The information for the fiscal year ended Dec. 31, 2009 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the periods ended Dec. 31, 2007 and Dec. 31, 2008 was audited by Deloitte & Touche LLP. The information for the periods ended on or before Dec. 31, 2006 was audited by Ernst & Young LLP.





                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.79       $17.21      $18.51      $16.67      $19.40
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.03)        (.09)       (.11)       (.12)       (.07)
Net gains (losses) (both realized and
 unrealized)                                         1.73        (6.83)        .90        3.66        (.71)
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.70        (6.92)        .79        3.54        (.78)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --          --          --        (.11)
Dividends from net realized gain (loss)              (.14)       (5.50)      (2.09)      (1.70)      (1.84)
Tax return of capital                                (.00)(a)       --          --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.14)       (5.50)      (2.09)      (1.70)      (1.95)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.35        $4.79      $17.21      $18.51      $16.67
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       35.46%      (39.53%)      4.14%      21.25%      (3.98%)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.23%        1.22%       1.14%       1.13%       1.14%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.23%        1.22%       1.14%       1.13%       1.14%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.64%)       (.63%)      (.58%)      (.66%)      (.37%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $73          $64        $148        $188        $199
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                8%          14%         27%         32%         23%
----------------------------------------------------------------------------------------------------------





See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
18P  SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

                                                                     YEAR ENDED DEC. 31,
CLASS 2                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.67       $17.03      $18.37      $16.59      $19.26
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)        (.11)       (.15)       (.15)       (.10)
Net gains (losses) (both realized and
 unrealized)                                         1.68        (6.75)        .90        3.63        (.70)
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.64        (6.86)        .75        3.48        (.80)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --          --          --        (.03)
Dividends from net realized gain (loss)              (.14)       (5.50)      (2.09)      (1.70)      (1.84)
Tax return of capital                                (.00)(a)       --          --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.14)       (5.50)      (2.09)      (1.70)      (1.87)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.17        $4.67      $17.03      $18.37      $16.59
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       35.09%      (39.58%)      3.96%      20.99%      (4.13%)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.45%        1.42%       1.33%       1.32%       1.33%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.45%        1.42%       1.33%       1.32%       1.33%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.86%)       (.83%)      (.77%)      (.85%)      (.56%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $23          $19         $41         $41         $36
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                8%          14%         27%         32%         23%
----------------------------------------------------------------------------------------------------------




NOTES TO FINANCIAL HIGHLIGHTS



(a) Rounds to zero.


(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.


(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).



--------------------------------------------------------------------------------
                    SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  19P

GENERAL INFORMATION


ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the Fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide the Fund with certain services, including administrative, accounting, treasury and other services. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus.

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor) provides underwriting and distribution services to the Fund. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees on Class 2 shares. The distributor uses these fees to support its distribution and servicing activity for Class 2 shares. Fees paid by the Fund for these services are set forth under "Distribution and/or service (12b-1) fees" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus. More information on how these fees are used is set forth under "Buying and Selling Shares -- Description of Fund Shares" in this prospectus and in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide services to the Fund. The Fund pays the transfer agent a fee as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these services to the Fund. Fees paid by the Fund for these services are included under "Other expenses" in the table "Fees and Expenses of the Fund" located in the "Summary of the Fund" section of this prospectus. RiverSource Service Corporation may pay a portion of these fees to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to Contract owners, Qualified Plan participants and the Accounts.

The SAI provides additional information about the services provided under the agreements set forth above.

PAYMENTS TO AFFILIATED AND UNAFFILIATED PARTICIPATING INSURANCE COMPANIES

The Fund may be sold as an underlying investment option under Contracts offered by RiverSource Life Insurance Company (RiverSource Life), its wholly-

--------------------------------------------------------------------------------
20P SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS owned subsidiary, RiverSource Life Insurance Co. of New York (together, the Affiliated Insurance Companies) and other unaffiliated participating insurance companies (collectively, the participating insurance companies). RiverSource Investments and its affiliates may make or support payments out of their own resources to the participating insurance companies including the Affiliated Insurance Companies as a result of their agreement to include the Fund as an investment option under the Contracts. These Contracts may also include mutual funds other than the Fund as investment options, and the participating insurance companies including the Affiliated Insurance Companies may receive payments from the sponsors of these other mutual funds as a result of including those funds as underlying investment options under the Contracts. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Fund in products offered by the Affiliated Insurance Companies, as employee compensation and business unit operating goals at all levels are tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Fund. The amount of payment from sponsors of other funds that are offered as investment options under the Contracts or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation participating insurance companies receive from a fund may create an incentive for the companies and may influence their decision regarding which funds to include under a Contract. These arrangements are sometimes referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by the participating insurance companies. See your Contract prospectus for more information regarding these payments and allocations.

POTENTIAL CONFLICTS OF INTEREST

Shares of the Fund may serve as the underlying investments for both variable annuity contracts and variable life insurance policies issued by participating life insurance companies. Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflicts. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Accounts of the participating insurance companies might be required to withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.


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                    SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  21P

ADDITIONAL MANAGEMENT INFORMATION

Cash Reserves. The Fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including, but not limited to, RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. The Fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
22P  SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

BUYING AND SELLING SHARES

DESCRIPTION OF FUND SHARES

The Fund may offer Class 1 and Class 2 shares to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies, Accounts funding qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by the distributor. Not all share classes may be available under your Contract or Qualified Plan. Under a Rule 12b-1 plan adopted by the Fund, Class 2 shares pay an annual shareholder servicing and distribution ("12b-1") fee of up to 0.25% of average net assets. The Fund pays this fee to the distributor. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners who invest in Class 2 shares, and for distribution related expenses. Additionally, the distributor may use this fee to make payments to Qualified Plan sponsors or their affiliates for similar services provided to Qualified Plans and their participants. Because these 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

PRICING AND VALUING OF FUND SHARES

The net asset value (NAV) is the value of a single share of a Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.


--------------------------------------------------------------------------------
                    SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  23P

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by the Fund is materially affected by events that occur after the close of a securities market but prior to the time the Fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PURCHASING AND SELLING SHARES

As a Contract owner or participant in a Qualified Plan, you may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract or contributing to a Qualified Plan and making allocations to the Fund. Allocation rights and information on how to purchase or surrender a Contract or Qualified Plan, including any minimum and maximum payments and submission and acceptance of your application, as well as any sales charges and other expenses imposed by the Contracts or Qualified Plans, and any charges that apply to Accounts that may own shares directly, are described in the separate Contract prospectus or Qualified Plan disclosure documents, as applicable, that accompany this prospectus.

The Accounts may purchase and sell shares of the Fund in accordance with allocation instructions received from Contract owners or Qualified Plan participants. There is no sales charge associated with the purchase or sale of Fund shares. An Account may purchase or sell Fund shares at the next NAV calculated after its request is received in good order by the Fund. The amount received for the sale of Fund shares may be more or less than the amount invested.


--------------------------------------------------------------------------------
24P  SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

Fund shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission (SEC) determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Fund shares is not reasonably practical or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for its shares. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Fund, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Fund in kind.


--------------------------------------------------------------------------------
                    SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  25P

SHORT-TERM OR EXCESSIVE TRADING


The Board has adopted a policy that the Fund will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading of funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund's pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as "arbitrage" market timing. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs. Funds that invest directly in securities that trade infrequently may be vulnerable to market timers. To the extent the Fund has significant holdings in foreign securities, small cap stocks, floating rate loans and/or high yield bonds, the risks of market timing may be greater for the Fund than for other funds. See "Principal Investment Strategies of the Fund" in the "More Information About the Fund" section for a discussion of the types of securities in which the Fund invests. See "Pricing and Valuing of Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.



The Fund is currently offered as an investment option under Contracts offered by participating insurance companies and to Qualified Plans, which are administered by third-part administrators (TPAs). Because the participating insurance companies and TPAs process Fund trades on an omnibus basis and the Fund cannot generally ascertain the identity of a particular Contract owner or Qualified Plan participant whether the same has placed a particular purchase or sale order, the Board has adopted procedures intended to detect and deter market timing activity at the omnibus account level.



As required by SEC rules, the Fund has entered into agreements with participating insurance companies and TPAs (each, a Sponsoring Entity) whereby the Fund or its agents may require a Sponsoring Entity to provide individual account level information about you and your trading activities in the Fund. If the Fund detects market timing activities at the omnibus level, the Fund may require the Sponsoring Entity to take actions to curtail the activity, which may include restricting your trading activity in the Fund.


The procedures that are designed to detect and deter market timing activity at the omnibus account level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some Contracts may prevent or restrict the effectiveness of the market timing procedures. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.


--------------------------------------------------------------------------------
26P  SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS

There can be no assurances that the Sponsoring Entities will be able to prevent or stop frequent trading activity by Contract owners and Qualified Plan participants. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and Qualified Plan participants seeking to engage in market timing may deploy a variety of strategies to avoid detection.



Please refer to your Contract prospectus or Qualified Plan documents for specific details on transfers between investment options and market timing policies and procedures.


DISTRIBUTIONS AND TAXES

REINVESTMENTS

All distributions by the Fund are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

TAXES


The Fund intends to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.


The Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Federal income taxation of Accounts funding Contracts is discussed in your annuity contract or life insurance policy prospectus. Federal income taxation of Accounts funding Qualified Plans is discussed in your Qualified Plan disclosure documents.


--------------------------------------------------------------------------------
                    SELIGMAN SMALLER-CAP VALUE PORTFOLIO -- 2010 PROSPECTUS  27P

Seligman Smaller-Cap Value Portfolio
734 Ameriprise Financial Center
Minneapolis, MN 55474



Additional information about the Fund and its investments is available in the Fund's SAI and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund contact the RiverSource Family of Funds at 1(800) 221-2450 or your financial intermediary. To make a shareholder inquiry, contact the financial intermediary through whom you purchased the Fund. The Fund's SAI and most recent annual and semiannual reports are also available, free of charge, at seligman.com.




Information about the Fund, including the SAI, can be viewed at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #:  811-5221

(SELIGMAN LOGO)                                              SL-9917-99 A (5/10)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 2010





                     SELIGMAN PORTFOLIOS, INC. (THE "FUND")




Effective November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments" or "investment manager"), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), completed its acquisition (the "Acquisition") of J. &
W. Seligman & Co. Incorporated ("Seligman"). With the Acquisition completed and shareholders of each of the Portfolios offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement ("Management Agreement") between RiverSource Investments and the Fund (on behalf of each Portfolio), RiverSource Investments is the new investment manager of the Fund (and each of its Portfolios) effective November 7, 2008. Shareholders of Seligman International Growth Portfolio (the "Subadvised Portfolio") also approved at the November meeting a subadvisory agreement (the "Subadvisory Agreement") between RiverSource Investments and Wellington Management Company, LLP ("Wellington Management").

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the Fund's current Prospectus, dated May 1, 2010, offering Class 1 shares for each of Seligman Capital Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio, three separate Prospectuses, each dated May 1, 2010, also offering Class 1 shares for Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio, and five separate Prospectuses offering Class 2 shares, each dated May 1, 2010, for Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. Each of the Portfolios named above is referred to as a "Portfolio" and collectively such Portfolios are referred to as the "Portfolios". This SAI, although not in itself a Prospectus, is incorporated by reference into each of the Portfolio's Prospectuses in its entirety. It should be read in conjunction with each of the Portfolio's Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers, respectively.




Each fund's financial statements for its most recent fiscal period are contained in the fund's annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary or write to the RiverSource Family of Funds, which includes RiverSource funds, Seligman funds and Threadneedle funds, 734 Ameriprise Financial Center, Minneapolis, MN 55474, call 1(800) 221-2450, or visit seligman.com.


The Fund is governed by a Board that meets regularly to review a wide variety of matters affecting the Portfolios. Detailed information about Fund governance, the Fund's investment manager, RiverSource Investments, and other aspects of Fund management can be found by referencing the Table of Contents below.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

TABLE OF CONTENTS


Fund History.....................................................................   p. 3
Description of the Fund and its Investments and Risks............................   p. 3
Management of the Fund...........................................................  p. 17
Control Persons and Principal Holders of Securities..............................  p. 26
Investment Advisory and Other Services...........................................  p. 27
Portfolio Managers...............................................................  p. 32
Securities Transactions..........................................................  p. 34
Capital Stock and Other Securities...............................................  p. 37
Purchase, Redemption, and Pricing of Shares......................................  p. 38
Taxation of the Fund.............................................................  p. 39
Underwriters.....................................................................  p. 40
Financial Statements.............................................................  p. 42
Information Regarding Pending and Settled Legal Proceedings......................  p. 42
General Information..............................................................  p. 43






Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                      Page 2

FUND HISTORY

The Fund was incorporated under the laws of the state of Maryland on June 24, 1987 under the name Seligman Mutual Benefit Portfolios, Inc. The Fund's name was changed to Seligman Portfolios, Inc. on April 15, 1993. As of November 7, 2008, the Fund and its Portfolios are a part of the RiverSource Family of Funds. The RiverSource Family of Funds includes a comprehensive array of funds managed by RiverSource Investments, including the Fund and the other Seligman mutual funds.


Shares of the Portfolios are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts offered by affiliated and unaffiliated insurance companies and are part of the RiverSource Family of Funds.


DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION
The Fund is a diversified open-end management investment company, or mutual fund, which consists of the following eight separate Portfolios:


Seligman Capital Portfolio                      Seligman International Growth Portfolio
  (Capital)                                       (International Growth)
Seligman Common Stock Portfolio                 Seligman Investment Grade Fixed Income
  (Common Stock)                                Portfolio
                                                  (Investment Grade Fixed Income)
Seligman Communications and Information         Seligman Large-Cap Value Portfolio
  Portfolio                                       (Large-Cap Value)
  (Communications and Information)
Seligman Global Technology Portfolio            Seligman Smaller-Cap Value Portfolio
  (Global Technology)                             (Smaller-Cap Value)



Shares in the Fund's Portfolios are only being offered to: (1) separate accounts ("Accounts") established by participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts") and (2) with respect to Class 2 shares of Seligman Communications and Information Portfolio, certain domestic 401(k) plans with plan assets in excess of $300,000,000 or a minimum investment of $20,000,000, and retirement plans with at least 200 employees or a minimum investment of $3,000,000 ("Qualified Plans" or "Plans"). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. A more detailed description of such allocation rights and information on how to purchase or surrender a Contract, as well as any sales charges and other expenses imposed by Contracts on their owners can be found in the separate prospectuses and disclosure documents issued by the participating insurance companies and those accompanying each Portfolio's Prospectus. Qualified Plans may invest in Class 2 shares of Seligman Communications and Information Portfolio in accordance with applicable law and their own governing documents. Participants of such Plans are encouraged to consult with their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Fund's Portfolios.

INVESTMENT STRATEGIES AND RISKS
The Prospectuses discuss the investment objectives of each of the Fund's Portfolios and the policies each Portfolio employs to achieve its investment objectives. The following information regarding the Fund's Portfolios' investment policies supplements the information contained in the Prospectuses.

CONVERTIBLE BONDS. Each Portfolio may purchase convertible bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to non-convertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer's equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than non-convertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer's capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer's common stock, but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities for a Portfolio, such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                      Page 3
determinants of corporate profits, and capability of management are considered. In evaluating a convertible security, emphasis is placed on the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer's discretion, in which case alternative investments would be sought. The Portfolios may invest in debt securities convertible into equity securities rated as low as "CC" by Standard & Poor's Ratings Services ("S&P") or "Ca" by Moody's Investors Service ("Moody's"). Debt securities rated below investment-grade (frequently referred to as "junk bonds") often have speculative characteristics and are subject to greater market fluctuations and risk of loss of income and principal than higher-rated securities. The investment manager does not rely on the ratings of these securities in making investment decisions but performs its own analysis, based on the factors described above, in connection with a Portfolio's investment objective(s).

DERIVATIVES. Each of the Portfolios may invest in financial instruments commonly known as "derivatives" for hedging or investment purposes.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Portfolio will not invest in a specific type of derivative without prior approval from its Board of Directors, after consideration of, among other things, how the derivative instrument serves the Portfolio's investment objective, and the risk associated with the investment. The types of derivatives in which the Portfolios are currently permitted to invest, as described more fully below, are forward currency exchange contracts, commodities and commodity contracts, options, equity linked securities, rights and warrants, access trades, index futures, treasury futures and options on such futures.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the Portfolios, other than Seligman Investment Grade Fixed Income Portfolio, will generally enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the US dollar value of securities it owns. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.

A Portfolio may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Portfolio may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The potential effect a substantial commitment of a Portfolio's assets to forward contracts would have on the investment program of a Portfolio and its ability to purchase additional securities is considered.

A Portfolio, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is "covered" by cash and/or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, it is believed that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of a Portfolio will be served.

At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. However, a Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Portfolio retains the portfolio security and engages in offsetting transactions, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                      Page 4
offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Portfolio's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. A Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

COMMODITIES AND COMMODITY CONTRACTS. Each of the Portfolios may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Portfolio being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Portfolio if the fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Portfolio could lose more than the amount of its original investment. For example, a Portfolio may purchase futures contracts by making a relatively small "margin deposit" and, if such contracts are thereafter sold at a loss, that Portfolio could lose substantially more than the original margin deposit. Although a Portfolio will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

OPTIONS. Each of the Portfolios, other than Seligman Investment Grade Fixed Income Portfolio, is permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Portfolio owns the underlying security) and covered put options (i.e., where the Portfolio maintains the cash or collateral to cover the obligation created by the put). These instruments are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the security beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options offer large amounts of leverage, which will result in the Portfolio's net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                      Page 5
underlying securities. If the investment manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in the Portfolio's investment portfolio, the Portfolio may incur losses that it would not otherwise incur. The use of options can also increase a Portfolio's transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Portfolio may have difficulty closing out its position, in which case the Portfolio could lose money in the event of adverse price movements.

EQUITY-LINKED SECURITIES (ELS). An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an "Underlying Equity"). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Portfolio may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Portfolio may also purchase ELSs in a privately negotiated transaction with the issuer of an ELS (or its broker-dealer affiliate, collectively referred to in this section as the "issuer"). The Portfolio may or may not hold an ELS until its maturity.

Investments in ELSs subject the Portfolio to risks, primarily to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. Most ELSs do not have any downside protection (though some ELSs provide for a floor on the downside). In general, an investor in an ELS has the same downside risk as an investor in the Underlying Equity. The liquidity of an ELS that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity. The issuer of an ELS generally purchases the Underlying Equity as a hedge. If the Portfolio wants to sell an ELS back to the issuer prior to its maturity, the issuer may sell the Underlying Equity to unwind the hedge and, therefore, must take into account the liquidity of the Underlying Equity in negotiating the purchase price the issuer will pay to the Portfolio to acquire the ELS.

The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Portfolio will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Portfolio will be able to sell any ELS at such a price or at all. This may impair the Portfolio's ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Portfolio would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELSs) of that issuer. The Portfolio bears the risk that the issuer may default on its obligations under the ELS. In the event of insolvency of the issuer, the Portfolio will be unable to obtain the intended benefits of the ELS. Moreover, it may be difficult to obtain market quotations for purposes of valuing the Portfolio's ELSs and computing the Portfolio's net asset value.

Price movements of an ELS will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the investment manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELS.

PREFERRED SECURITIES. Certain of the Portfolios may invest in preferred securities. There are special risks associated with investing in preferred securities, including:

    - DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without adverse consequences to the issuer. If the Portfolio owns a preferred security that is deferring its distributions, the Portfolio may be required to report income for tax purposes although it has not yet received such income.

    - SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in an issuer's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

    - LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities.



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    - LIMITED VOTING RIGHTS. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

    - SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Portfolio.

RIGHTS AND WARRANTS. Each Portfolio, other than Seligman Investment Grade Fixed Income Portfolio, may invest in common stock rights and warrants believed to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in each Portfolio's investment restrictions regarding such securities.

ACCESS TRADES. Each Portfolio, other than Seligman Investment Grade Fixed Income Portfolio, may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty, agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, a Portfolio bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Portfolio may not be able to sell when it is deemed advantageous to do so. These risks will be potentially mitigated by dealing with counterparties believed to be reputable.

FUTURES CONTRACTS. Seligman Investment Grade Fixed Income Portfolio may utilize treasury futures and Seligman Capital Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio may utilize index futures. Futures contracts, which trade on a securities exchange, are standardized as to quantity, delivery date and settlement conditions, including specific securities acceptable for delivery against the futures contract. A treasury futures contract is an agreement to buy or sell a specified amount of a specific security issued by the U.S. Treasury for a specified price at a designated date and time in the future. In the case of index futures, settlement is made in cash based on the value of a specified underlying index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is a securities exchange, offsetting transactions are netted to close out positions. A Portfolio may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the position, including the maintenance of margins, which could result in substantial losses.

Margin deposits must be made at the time a futures contract position is acquired. A Portfolio is required to deposit in a segregated account, typically with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by a securities exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made daily to and from the futures broker as the value of the futures position varies, a process known as "marking-to-market." When a Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day's


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settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures contract position, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, since initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

At the maturity of a futures contract, the Portfolio may either accept or make delivery of the security specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund will only enter into a futures contract if it is expected that the Fund will readily be able to close out such contract. There can, however, be no assurance that it will be able to do so in any particular case, in which case the Fund may suffer losses in the event of adverse price movements.

OPTIONS ON FUTURES. The Portfolios that may utilize treasury futures and index futures also intend to seek the Board's permission to utilize options on treasury futures and index futures respectively (collectively, "options on futures"). Options on futures are effectively options on the asset or index that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is also risk that the Portfolio may have difficulty in closing out positions in options on futures. Although the Portfolios intend to close out any positions on a securities market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day's settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Portfolios.

Options on futures held by a Portfolio, to the extent not exercised, will expire and the Portfolio would experience a loss to the extent of any premium paid for the option. If a Portfolio were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.



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FUNDING AGREEMENTS. The Investment Grade Fixed Income Portfolio may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid Securities.) The largest risks associated with funding agreements include credit risk and liquidity risk.

QUANTITATIVE MODEL RISK. The Common Stock Portfolio is subject to quantitative model risk. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

FOREIGN INVESTMENT RISK FACTORS. Each of the Portfolios may invest up to 25% of its total assets in foreign securities (except Seligman Global Technology Portfolio and Seligman International Growth Portfolio, which may invest up to 100% of their total assets in foreign securities), except that this 25% limit does not apply to (i) foreign securities held through Depositary Receipts which are traded in the US or to commercial paper and certificates of deposit issued by foreign banks, or (ii) Seligman Capital Portfolio, the 25% limit of which is described in the Fund's Prospectuses. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

By investing in foreign securities, the Portfolios will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. It is believed that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. Global diversification reduces the effect that events in any one country will have on the entire investment portfolio. Of course, a decline in the value of a Portfolio's investments in one country may offset potential gains from investments in another country. Diversification does not assure a profit or protect against loss in a declining market.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that the Portfolios' foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon and may involve a risk of loss to a Portfolio. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which a Portfolio could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Portfolios, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.



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The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and each Portfolio may temporarily hold funds in foreign currencies. The value of a Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies. A Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolios. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

TECHNOLOGY INVESTMENT RISK FACTORS. The value of the Seligman Communications and Information Portfolio and Seligman Global Technology Portfolio shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial and managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

OTHER INVESTMENT COMPANIES. Each Portfolio, other than Seligman Investment Grade Fixed Income Portfolio, may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended ("1940 Act"), which generally prohibits a Portfolio from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. A Portfolio's investments in other investment companies may include investments in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange or otherwise traded in the over-the-counter market and generally seek to track the performance of a specified securities index or a basket of securities. Securities traded in the over-the-counter market present additional risks, such as counterparty and liquidity risks.

If a Portfolio invests in other investment companies, shareholders would bear not only that Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and a Portfolio's returns will therefore be lower. To the extent a Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio's performance may be negatively affected if the value of those underlying investments declines.

DEPOSITARY RECEIPTS. Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. American Depositary Receipts ("ADRs"), which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. European Depositary Receipts ("EDRs") are typically traded in Europe. Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") are typically traded in both Europe and the United States. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities trade in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the US, and therefore, the import of such information may not be reflected in the market value of such instruments.

ILLIQUID SECURITIES. Each Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended ("1933 Act")) and other securities that are not readily marketable. These include restricted securities that can be offered and sold to "qualified


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institutional buyers" under Rule 144A of the 1933 Act. The Fund's Board of
Directors may adopt procedures pursuant to which the investment manager may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors or the investment manager (as the case may be) make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

MONEY MARKET INSTRUMENTS. Each of the Portfolios may invest a portion of their assets in the following money market instruments.

US Government Obligations. US Government obligations are obligations issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the United States, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks.

Commercial Paper and Short-Term Corporate Debt Securities. Commercial paper and short-term debt securities include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies.

MORTGAGE RELATED SECURITIES.
Mortgage Pass-Through Securities. Each Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association ("GNMA") is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.



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Collateralized Mortgage Obligations.  Seligman Investment Grade Fixed Income
Portfolio may invest in Collateralized Mortgage Obligations ("CMOs"), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called "tranches"). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or (e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass-through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Portfolio may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

REPURCHASE AGREEMENTS. Each Portfolio may hold cash or cash equivalents and may enter into repurchase agreements with respect to securities; normally repurchase agreements relate to money market obligations backed by the full faith and credit of the US Government. Repurchase agreements are transactions in which an investor (e.g., any of the Fund's Portfolios) purchases a security from a bank, recognized securities dealer, or other financial institution and simultaneously commits to resell that security to such institution at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement thus involves the obligation of the bank or securities dealer to pay the agreed upon price on the date agreed to, which obligation is in effect secured by the value of the underlying security held by the Portfolio. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Although repurchase agreements carry certain risks not associated with direct investments in securities, each Portfolio intends to enter into repurchase agreements only with financial institutions believed to present minimum credit risks in accordance with guidelines established by the investment manager or subadviser, as the case may be. The investment manager or subadviser, as the case may be, has implemented measures to review and monitor the creditworthiness of such institutions. The Portfolios will invest only in repurchase agreements collateralized in an amount at least equal at all times to the purchase price plus accrued interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. No Portfolio will enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. Certain Portfolios may purchase securities on a when-issued or forward commitment basis. Settlement of such transactions (i.e., delivery of securities and payment of purchase price) normally takes place within 45 days after the date of the commitment to purchase. A Portfolio may purchase a security on a when-issued or forward commitment basis with or without the intention of actually acquiring the securities, and may sell these securities before the purchase settlement date if it is deemed advisable.

At the time a Portfolio enters into such a commitment both payment and interest terms will be established prior to settlement; there is a risk that prevailing interest rates on the settlement date will be greater than the interest rate terms established at the time the commitment was entered into. When-issued and forward commitment securities are subject to changes in market value prior to settlement based upon changes, real or anticipated, in the level of interest rates or creditworthiness of the issuer. If a Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of that Portfolio's assets may fluctuate more than otherwise would be the case. For this reason, when investing in when-issued or forward commitment securities, cash and/or liquid securities equal to the amount of each Portfolio's when-issued or forward commitment securities will be segregated at the Portfolio's custodian, and marked to market daily, with additional cash and/or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, a Portfolio will meet its respective obligations from then available cash flow, sale of securities (those segregated or otherwise), or, although a Portfolio would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 12
have a value greater or less than a Portfolio's payment obligations). Sale of securities to meet when-issued and forward commitment obligations carries with it a greater potential for the realization of capital gain or loss.

SHORT SALES. Each Portfolio may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

LENDING OF PORTFOLIO SECURITIES. Each of the Portfolios may lend portfolio securities to broker-dealers, banks or other institutional borrowers, provided that securities loaned by each of the Portfolios may not exceed 33 1/3% of the Portfolios' total assets taken at market value. The borrower must maintain with the Fund's custodian bank cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Portfolio an amount equal to any dividends or interest paid on the securities. The lending Portfolio may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Portfolios will generally be short-term. Loans are subject to termination at the option of the lending Portfolio or the borrower. The lending Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The lending Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The lending Portfolio may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the lending Portfolio is insufficient to replace the loaned securities. In addition, the lending Portfolio is responsible for any loss that might result from its investment of the borrower's collateral.

BORROWING. Except as noted below, a Portfolio may from time to time, borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, each Portfolio is generally permitted to borrow from banks in amounts not exceeding one-third of the value of its total assets, less liabilities other than such borrowings. Borrowings may be secured by a mortgage or pledge of a Portfolio's assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will reduce a Portfolio's net investment income in any given period.

Except as otherwise specifically noted above, each of the Fund's Portfolios' investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of a majority of a Portfolio's outstanding voting securities.

FUNDAMENTAL RESTRICTIONS

Each Portfolio is subject to fundamental policies that place restrictions on certain types of investments. Except as otherwise indicated below, restrictions 1 through 8 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding voting securities; restrictions 9 through 12 may be changed by the Fund's Board of Directors without such a vote. Under these restrictions, none of the Portfolios may:

1. Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

2. Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission (the "SEC") or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

3. Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

4. Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

6. Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

7. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;



Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 13

8. Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that:

    o this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;

    o for the purpose of this limitation, mortgage-related securities do not constitute an industry; and

    o Seligman Communications and Information Portfolio will invest at least 80% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries, except when investing for temporary defensive purposes.

9. Purchase illiquid securities for any Portfolio including repurchase agreements maturing in more than seven days and securities that cannot be sold without registration or the filing of a notification under Federal or state securities laws, if, as a result, such investment would exceed 15% of the value of such Portfolio's net assets.

10. Invest in oil, gas or other mineral exploration or development programs; provided, however, that this investment restriction shall not prohibit a Portfolio from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

11. Purchase securities from or sell securities to any of its officers or Directors, except with respect to its own shares and as permissible under applicable statutes, rules and regulations.

12. Invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants and rights not listed on the New York or American Stock Exchange. For this purpose, warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

For purposes of applying the 25% limitation on the securities of issuers in any particular industry (as described above), the Fund will generally use the industry classifications provided by the Global Industry Classification System.

Certain of the Portfolios' fundamental policies set forth above prohibit transactions "except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC." The following discussion explains the flexibility that a Portfolio gains from these exceptions.

PURCHASE OF SECURITIES ON MARGIN -- A purchase on margin involves a loan from the broker-dealer arranging the transaction. The "margin" is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because a Portfolio generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Portfolio.

ISSUING SENIOR SECURITIES -- A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows a Portfolio to operate in reliance upon these staff interpretations.

BORROWING MONEY -- The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

MAKING LOANS -- The 1940 Act generally prohibits a Portfolio from making loans to affiliated persons but does not otherwise restrict a Portfolio's ability to make loans.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the value of assets will not constitute a violation of such restriction. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund it will revoke the commitment by terminating sales in the state involved. The Fund also intends to comply with the diversification requirements under
Section 817(h) of the Internal Revenue Code of 1986, as amended. For a description of these requirements, see the separate account prospectuses or disclosure documents of the participating insurance companies.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or of such Portfolio or (2) 67%


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 14
or more of the shares of the Fund or of such Portfolio present at a shareholder's meeting if more than 50% of the outstanding shares of the Fund or of such Portfolio are represented at the meeting in person or by proxy.

TEMPORARY DEFENSIVE POSITION

Each Portfolio may, from time to time, take a temporary defensive position in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions, or in anticipation of significant withdrawals. When it is believed that market conditions warrant a temporary defensive position, a Portfolio may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Portfolio's investments in foreign cash equivalents will be limited to those that are believed to equate generally to the standards established for US cash equivalents.

PORTFOLIO TURNOVER

The portfolio turnover rates for each Portfolio are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition was one year or less are excluded from the calculation. The Portfolio's portfolio turnover rate will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities. The portfolio turnover rates for each Portfolio for the years ended December 31, 2009 and 2008 were as follows:


                                                                         PORTFOLIO
                                                                          TURNOVER
                                                                        -----------
PORTFOLIO                                                               2009   2008
---------                                                               ----   ----
Capital                                                                  144%   240%
Common Stock                                                              77    131
Communications and Information                                           147    129
Global Technology                                                        153    161
International Growth                                                     327    365
Investment Grade Fixed Income                                            284(a) 232
Large-Cap Value                                                           39     18
Smaller-Cap Value                                                          8     14





 (a) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 249% for the year ended Dec. 31, 2009.


DISCLOSURE OF PORTFOLIO HOLDINGS

Each fund's Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices, relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.



Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 15

A complete schedule of each Portfolio's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a Portfolio's fiscal quarter, on the SEC's website. Once holdings information is filed with the SEC, it will also be posted on the website for the RiverSource funds at riversource.com/funds and for the Seligman funds at seligman.com, and it may be mailed, e-mailed or otherwise transmitted to any person.

In addition, the investment manager makes publicly available information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally as of a month-end and is not released until it is at least fifteen (15) days old.


From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI, such as custodians, auditors, subadvisers, independent consultants, financial printers (Cenveo, Inc., Vestek, Morningstar Associates, LLC, Data Communique, Inc.), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Risk Metrics Group, formerly Institutional Shareholder Services), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P. Investment Technology Group, Inc.), operational functions (Brown Brothers Harriman & Co.
(2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), (3) entities that provide trading, research or other investment related services (including Citigroup, Lehman Brothers Holdings, Merrill Lynch & Co., and Morgan Stanley), and (4) fund intermediaries that include the funds in discretionary wrap or other investment programs that request such information in order to support the services provided to investors in the programs. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.


Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.



Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 16

MANAGEMENT OF THE FUND

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously elected (at special meetings held on November 3, 2008) ten new directors (collectively, the "New Board Members"), the New Board Members took office on November 7, 2008. The New Board Members are Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia
M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr. (Chairman), Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. The New Board Members also became directors/trustees of the other Seligman funds in November 2008 and also serve as directors/trustees of the other funds in the RiverSource Family of Funds. Messrs. Leroy C. Richie and John F. Maher, who were members of the Board prior to November 7, 2008, have continued to serve on the Board after the Acquisition, which has resulted in an overall increase from ten directors to 12 directors.


Information with respect to the members of the Board is shown below. Each member oversees 126 funds in the RiverSource Family of Funds managed by RiverSource Investments. Under current Board policy, members may serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as members of the Board.


INDEPENDENT BOARD MEMBERS


                           POSITION WITH                                        OTHER PRESENT
                               FUND                                                OR PAST
                           AND LENGTH OF        PRINCIPAL OCCUPATION            DIRECTORSHIPS           COMMITTEE
   NAME, ADDRESS, AGE       TIME SERVED        DURING LAST FIVE YEARS       (WITHIN PAST 5 YEARS)      MEMBERSHIPS
---------------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member      Attorney; Chief Justice,        None                    Board Governance,
901 S. Marquette Ave.    since November    Minnesota Supreme Court, 1998-                          Compliance,
Minneapolis, MN 55402    7, 2008           2006                                                    Investment Review,
Age 54                                                                                             Audit
---------------------------------------------------------------------------------------------------------------------

Arne H. Carlson          Board member      Chair, RiverSource Funds,       None                    Board Governance,
901 S. Marquette Ave.    since November    1999-2006; former Governor of                           Compliance,
Minneapolis, MN 55402    7, 2008           Minnesota                                               Contracts,
Age 74                                                                                             Executive,
                                                                                                   Investment Review
---------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton        Board member      President, Springboard-         None                    Distribution,
901 S. Marquette Ave.    since November    Partners in Cross Cultural                              Investment Review,
Minneapolis, MN 55402    7, 2008           Leadership (consulting                                  Audit
Age 54                                     company)
---------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn        Board member      Trustee Professor of Economics  None                    Board Governance,
901 S. Marquette Ave.    since November    and Management, Bentley                                 Contracts,
Minneapolis, MN 55402    7, 2008           University; Former Dean,                                Investment Review
Age 58                                     McCallum Graduate School of
                                           Business, Bentley University
---------------------------------------------------------------------------------------------------------------------

Anne P. Jones            Board member      Attorney and Consultant         None                    Board Governance,
901 S. Marquette Ave.    since November                                                            Compliance,
Minneapolis, MN 55402    7, 2008                                                                   Executive,
Age 74                                                                                             Investment Review,
                                                                                                   Audit
---------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA     Board member      Former Managing Director,       American Progressive    Distribution,
901 S. Marquette Ave.    since November    Shikiar Asset Management        Insurance and Hapoalim  Executive,
Minneapolis, MN 55402    7, 2008                                           Securities USA, Inc.    Investment Review,
Age 73                                                                                             Audit
---------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.    Board member and  President Emeritus and          Valmont Industries,     Board Governance,
901 S. Marquette Ave.    Chair of Board    Professor of Economics,         Inc. (manufactures      Compliance,
Minneapolis, MN 55402    since November    Carleton College                irrigation systems)     Contracts,
Age 70                   7, 2008                                                                   Executive,
                                                                                                   Investment Review

---------------------------------------------------------------------------------------------------------------------




Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 17

                           POSITION WITH                                        OTHER PRESENT
                               FUND                                                OR PAST
                           AND LENGTH OF        PRINCIPAL OCCUPATION            DIRECTORSHIPS           COMMITTEE
   NAME, ADDRESS, AGE       TIME SERVED        DURING LAST FIVE YEARS       (WITHIN PAST 5 YEARS)      MEMBERSHIPS
---------------------------------------------------------------------------------------------------------------------
John F. Maher            Board member      Retired President and Chief     None                    Distribution,
901 S. Marquette Ave.    since 2006        Executive Officer and former                            Investment Review,
Minneapolis, MN 55402                      Director, Great Western                                 Audit
Age 65                                     Financial Corporation
                                           (financial services), 1986-
                                           1997
---------------------------------------------------------------------------------------------------------------------

Catherine James Paglia   Board member      Director, Enterprise Asset      None                    Board Governance,
901 S. Marquette Ave.    since November    Management, Inc. (private real                          Compliance,
Minneapolis, MN 55402    7, 2008           estate and asset management                             Contracts,
Age 56                                     company)                                                Executive,
                                                                                                   Investment Review
---------------------------------------------------------------------------------------------------------------------

Leroy C. Richie          Board member      Counsel, Lewis & Munday, P.C.   Digital Ally, Inc.      Contracts,
901 S. Marquette Ave.    since 2000        (law firm) since 1987; and      (digital imaging);      Distribution,
Minneapolis, MN 55402                      Vice President and General      Infinity, Inc. (oil     Investment Review
Age 66                                     Counsel, Automotive Legal       and gas exploration
                                           Affairs, Chrysler Corporation,  and production); and,
                                           1990-1997                       OGE Energy Corp.
                                                                           (energy and energy
                                                                           services)
---------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby     Board member      Chief Executive Officer and     Idera Pharmaceuticals,  Contracts,
901 S. Marquette Ave.    since November    Director, RiboNovix, Inc.       Inc. (biotechnology);   Distribution,
Minneapolis, MN 55402    7, 2008           since 2003 (biotechnology);     Healthways, Inc.        Executive,
Age 65                                     former President, Forester      (health management      Investment Review
                                           Biotech                         programs)
---------------------------------------------------------------------------------------------------------------------



BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


                           POSITION WITH
                               FUND
                           AND LENGTH OF        PRINCIPAL OCCUPATION                OTHER               COMMITTEE
   NAME, ADDRESS, AGE       TIME SERVED        DURING LAST FIVE YEARS           DIRECTORSHIPS          MEMBERSHIPS
---------------------------------------------------------------------------------------------------------------------
William F. Truscott      Board member and  President -- U.S. Asset         None                    None
53600 Ameriprise         Vice President    Management and Chief
Financial Center         since November    Investment Officer, Ameriprise
Minneapolis, MN 55474    7, 2008           Financial, Inc. since 2005;
Age 48                                     President, Chairman of the
                                           Board and Chief Investment
                                           Officer, RiverSource
                                           Investments, LLC since 2001;
                                           Director, President and Chief
                                           Executive Officer, Ameriprise
                                           Certificate Company since
                                           2006; Chairman of the Board
                                           and Chief Executive Officer,
                                           RiverSource Distributors, Inc.
                                           since 2006 and of RiverSource
                                           Fund Distributors, Inc. since
                                           2008; and Senior Vice
                                           President -- Chief Investment
                                           Officer, Ameriprise Financial,
                                           Inc., 2001-2005
---------------------------------------------------------------------------------------------------------------------




    * Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of RiverSource Investments and Ameriprise Financial.




Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 18

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the other officers are:

FUND OFFICERS


                                    POSITION HELD
                                    WITH THE FUND
                                         AND
                                      LENGTH OF                  PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
Patrick T. Bannigan               President since   Director and Senior Vice President - Asset
172 Ameriprise Financial Center   November 7, 2008  Management, Products and Marketing,
Minneapolis, MN 55474                               RiverSource Investments, LLC and; Director and
Age 43                                              Vice President - Asset Management, Products
                                                    and Marketing, RiverSource Distributors, Inc.
                                                    since 2006 and of RiverSource Fund
                                                    Distributors, Inc. since 2008; Managing
                                                    Director and Global Head of Product, Morgan
                                                    Stanley Investment Management, 2004-2006;
                                                    President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------


Amy K. Johnson                    Vice President    Chief Administrative Officer, RiverSource
172 Ameriprise Financial Center   since November    Investments, LLC since 2009; Vice
Minneapolis, MN 55474             7, 2008           President - Asset Management and Trust Company
Age 43                                              Services, RiverSource Investments, LLC, 2006-
                                                    2009; Vice President - Operations and
                                                    Compliance, RiverSource Investments, LLC,
                                                    2004- 2006; Director of Product
                                                    Development - Mutual Funds, Ameriprise
                                                    Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------


Scott R. Plummer                  Vice President,   Vice President and Chief Counsel - Asset
172 Ameriprise Financial Center   General Counsel   Management, Ameriprise Financial, Inc. since
Minneapolis, MN 55474             and Secretary     2005; Chief Counsel, RiverSource Distributors,
Age 49                            since November    Inc. and Chief Legal Officer and Assistant
                                  7, 2008           Secretary, RiverSource Investments, LLC since
                                                    2006; Chief Counsel, RiverSource Fund
                                                    Distributors, Inc. since 2008; Vice President,
                                                    General Counsel and Secretary, Ameriprise
                                                    Certificate Company since 2005; Vice
                                                    President - Asset Management Compliance,
                                                    Ameriprise Financial, Inc., 2004-2005; Senior
                                                    Vice President and Chief Compliance Officer,
                                                    USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------


Lawrence P. Vogel                 Treasurer since   Vice President, Managed Assets, Investment
100 Park Avenue,                  2000              Accounting of Ameriprise Financial, Inc. since
New York, NY 10017                                  2009; Treasurer, Seligman Data Corp. since
Age 52                                              2000. Senior Vice President, Investment
                                                    Companies, J. & W. Seligman & Co.
                                                    Incorporated, 992-2008; former Vice President
                                                    of the Seligman funds
--------------------------------------------------------------------------------------------------


Eleanor T.M. Hoagland             Chief Compliance  Chief Compliance Officer, RiverSource
100 Park Avenue,                  Officer since     Investments, LLC, Ameriprise Certificate
New York, NY 10017                2004; Anti-Money  Company, and RiverSource Service Corporation
Age 58                            Laundering        since 2009; Chief Compliance Officer for each
                                  Prevention        of the Seligman funds since 2004; Money
                                  Officer and       Laundering Prevention Officer and Identity
                                  Identity Theft    Theft Prevention Officer for each of the
                                  Prevention        Seligman funds 2008-2009; and Managing
                                  Officer since     Director, J. & W. Seligman & Co. Incorporated,
                                  2008              and Vice- President for each of the Seligman
                                                    funds, 2004-2008
--------------------------------------------------------------------------------------------------




    * All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT

The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds' Chief Compliance Officer, counsel to the Independent Directors, and representatives of the funds' service providers and overseeing Board Services. The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 19
the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

COMMITTEES OF THE BOARD

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors (persons who are not "interested persons" of the fund as that term is defined in the 1940 Act. The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Directors and the investment manager between Board meetings in respect of general matters.

BOARD GOVERNANCE COMMITTEE -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters. The committee also reviews candidates for Board membership, including candidates recommended by shareholders.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate's ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.


Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate's ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director, as encapsulated in their bios included in the above table. Further, in considering nominations, the Committee takes the following matrix into account in assessing how a candidate's professional background would fit into the mix of experiences represented by the then-current Board.





Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 20

                                                             PROFESSIONAL BACKGROUND - 2010
                            ------------------------------------------------------------------------------------------------
                                                                                                                     Audit
                            For Profit;  Non-Profit;                                                              Committee;
                              CIO/CFO;   Government;                Legal;                         Distribution;   Financial
NAME            Geographic    CEO/COO        CEO      Investment  Regulatory  Political  Academic    Marketing      Expert
----            ----------  -----------  -----------  ----------  ----------  ---------  --------  -------------  ----------
----------------------------------------------------------------------------------------------------------------------------
Blatz               MN                        X                        X          X
----------------------------------------------------------------------------------------------------------------------------
Carlson             MN                        X                                   X
----------------------------------------------------------------------------------------------------------------------------
Carlton             NY                                     X           X                                               X
----------------------------------------------------------------------------------------------------------------------------
Flynn               MA                                                                       X
----------------------------------------------------------------------------------------------------------------------------
Jones               MD                                                 X                                               X
----------------------------------------------------------------------------------------------------------------------------
Laikind             NY           X                         X                                             X             X
----------------------------------------------------------------------------------------------------------------------------
Lewis               MN                        X                                              X
----------------------------------------------------------------------------------------------------------------------------
Maher               CT           X                         X                                                           X
----------------------------------------------------------------------------------------------------------------------------
Paglia              NY           X                         X                                                           X
----------------------------------------------------------------------------------------------------------------------------
Richie              MI           X                                     X
----------------------------------------------------------------------------------------------------------------------------
Taunton-Rigby       MA           X                         X                                                           X
----------------------------------------------------------------------------------------------------------------------------


With respect to the directorship of Mr. Truscott, who is not an Independent Director, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Directors' increased access to information regarding the funds' investment manager, which is the funds' most significant service provider.


COMPLIANCE COMMITTEE -- This committee supports the Fund's maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Corporation or its key service providers; developing and implementing, in coordination with the Fund's Chief CCO, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Fund's CCO to meet with independent Board members on a regular basis to discuss compliance matters. This committee held 5 meetings during the last fiscal year.



CONTRACTS COMMITTEE -- This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Fund. It also advises the Board regarding actions taken on these contracts during the annual review process. The committee held 6 meetings during the last fiscal year.



DISTRIBUTION COMMITTEE -- This committee reviews and supports product development, marketing, sales activity and practices related to the Portfolios, and reports to the Board as appropriate. The committee held 4 meetings during the last fiscal year.



EXECUTIVE COMMITTEE -- This committee acts for the Board between meetings of the Board. The committee held 2 meetings during the last fiscal year.



INVESTMENT REVIEW COMMITTEE -- This committee reviews and oversees the management of the Portfolios' assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The committee held 6 meetings during the last fiscal year.



AUDIT COMMITTEE -- This committee oversees the accounting and financial reporting processes of the Fund and internal controls over financial reporting and oversees the quality and integrity of the Fund's financial statements and independent audits as well as the Fund's compliance with legal and regulatory requirements relating to the Fund's accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Fund's independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of such firm. The committee oversees the funds' risks by, among other things, meeting with the funds' internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds' Disclosure Controls and Procedures. This committee operates pursuant to a written charter. The committee held 6 meetings during the last fiscal year.


PROCEDURES FOR COMMUNICATIONS TO THE BOARD OF DIRECTORS
The Board of Directors has adopted a process for shareholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a shareholder must send written communications to Board Services Corporation, 901 Marquette Avenue South, Minneapolis, Minnesota 55402, addressed to the Board of Directors of the Fund


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 21
or the individual Director. All shareholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

BENEFICIAL OWNERSHIP OF SHARES


The following table shows the dollar range of equity securities beneficially owned on Dec. 31, 2009 of all funds overseen by the Board members. The Portfolios are available only to participating insurance companies to fund benefits of variable annuity and variable life insurance contracts and, in respect of Seligman Communications and Information Portfolio Class 2 shares, also to certain qualified pension and retirement plans. As such, a direct ownership of shares in the Portfolios is not available to individual investors, including the Directors.





                                                                   AGGREGATE DOLLAR RANGE OF SHARES
                                                                       OWNED BY DIRECTOR IN THE
NAME                                                                  RIVERSOURCE FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
---------------------------------------------------------------------------------------------------
Kathleen Blatz                                                                 Over $100,000
---------------------------------------------------------------------------------------------------
Arne H. Carlson                                                                Over $100,000
---------------------------------------------------------------------------------------------------
Pamela G. Carlton                                                              Over $100,000*
---------------------------------------------------------------------------------------------------
Patricia M. Flynn                                                         $50,000 - $100,000
---------------------------------------------------------------------------------------------------
Anne P. Jones                                                                  Over $100,000
---------------------------------------------------------------------------------------------------
Jeffrey Laikind                                                                Over $100,000
---------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                                          Over $100,000*
---------------------------------------------------------------------------------------------------
John F. Maher                                                                  Over $100,000*
---------------------------------------------------------------------------------------------------
Catherine James Paglia                                                         Over $100,000*
---------------------------------------------------------------------------------------------------
Leroy C. Richie                                                                Over $100,000*
---------------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                                           Over $100,000
---------------------------------------------------------------------------------------------------
AFFILIATED BOARD MEMBERS
---------------------------------------------------------------------------------------------------
William F. Truscott                                                            Over $100,000
---------------------------------------------------------------------------------------------------




    *    Total includes deferred compensation invested in share equivalents.


COMPENSATION

Total Directors' fees paid by the Fund to the current independent Directors for the year ended December 31, 2009 were as follows:


                                                                        TOTAL CASH COMPENSATION
                                                                         FROM RIVERSOURCE FUNDS
NAME                                                                       PAID TO DIRECTORS
-----------------------------------------------------------------------------------------------
Kathleen Blatz                                                                  $172,500
-----------------------------------------------------------------------------------------------
Arne H. Carlson                                                                  177,500
-----------------------------------------------------------------------------------------------
Pamela G. Carlton                                                                160,000(a)
-----------------------------------------------------------------------------------------------
Patricia M. Flynn(a)                                                             165,000(a)
-----------------------------------------------------------------------------------------------
Anne P. Jones                                                                    172,500
-----------------------------------------------------------------------------------------------
Jeffrey Laikind                                                                  160,000
-----------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.(a)                                                         400,000(a)
-----------------------------------------------------------------------------------------------
John F. Maher(a)                                                                 155,000(a)
-----------------------------------------------------------------------------------------------
Catherine James Paglia(a)                                                        177,500
-----------------------------------------------------------------------------------------------
Leroy C. Richie                                                                  165,000
-----------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                                             165,000
-----------------------------------------------------------------------------------------------





 (a) Ms. Carlton, Ms. Flynn, Mr. Lewis and Mr. Maher elected to defer a portion of the total compensation payable during the period in the amount of $64,000, $49,500, $60,000 and $155,000, respectively (none of which was in respect of the Fund).


The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Directors, the Independent Directors take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance,


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 22
government or academia). The Independent Directors also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Directors take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the Independent Directors, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2010, independent Board members are paid an annual retainer of $125,000. Committee and sub- committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. In 2010, the Board's Chair will receive total annual cash compensation of $430,000.

The Independent Directors may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more funds in the RiverSource Family of Funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.


COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during the fiscal year ended Dec. 31, 2009.



                                        AGGREGATE COMPENSATION FROM FUND
                         --------------------------------------------------------------
FUND                       BLATZ     CARLSON    CARLTON     FLYNN     JONES    LAIKIND
---------------------------------------------------------------------------------------
Capital -- total               17          18         16        16        17         16
Amount deferred                 0           0          6         5         0          0
---------------------------------------------------------------------------------------
Common Stock -- total           6           6          6         6         6          6
Amount deferred                 0           0          2         2         0          0
---------------------------------------------------------------------------------------
Communications and
Information -- total          110         113        102       105       110        102
Amount deferred                 0           0         41        32         0          0
---------------------------------------------------------------------------------------
Global                         13          13         12        13        13         12
Technology -- total
Amount deferred                 0           0          5         4         0          0
---------------------------------------------------------------------------------------
International                   4           4          4         4         4          4
Growth -- total
Amount deferred                 0           0          1         1         0          0
---------------------------------------------------------------------------------------
Investment Grade Fixed
Income -- total                 5           5          4         4         5          4
Amount deferred                 0           0          2         1         0          0
---------------------------------------------------------------------------------------
Large-Cap                       5           5          4         5         5          4
Value -- total
Amount deferred                 0           0          2         1         0          0
---------------------------------------------------------------------------------------
Smaller-Cap                   211         216        196       201       211        196
Value -- total
Amount deferred                 0           0         78        60         0          0
---------------------------------------------------------------------------------------
                                     AGGREGATE COMPENSATION FROM FUND
                         --------------------------------------------------------
                                                                        TAUNTON-
FUND                       LEWIS      MAHER      PAGLIA      RICHIE       RIGBY
---------------------------------------------------------------------------------
Capital -- total               39          15          17          16          16
Amount deferred                 6          15           0           0           0
---------------------------------------------------------------------------------
Common Stock -- total          15           6           7           6           6
Amount deferred                 2           6           0           0           0
---------------------------------------------------------------------------------
Communications and
Information -- total          253          99         113         105         105
Amount deferred                38          99           0           0           0
---------------------------------------------------------------------------------
Global                         30          12          13          12          12
Technology -- total
Amount deferred                 4          12           0           0           0
---------------------------------------------------------------------------------
International                   9           3           4           4           4
Growth -- total
Amount deferred                 1           3           0           0           0
---------------------------------------------------------------------------------
Investment Grade Fixed
Income -- total                11           4           5           4           4
Amount deferred                 2           4           0           0           0
---------------------------------------------------------------------------------
Large-Cap                      11           4           5           5           5
Value -- total
Amount deferred                 2           4           0           0           0
---------------------------------------------------------------------------------
Smaller-Cap                   485         189         216         201         201
Value -- total
Amount deferred                73         189           0           0           0
---------------------------------------------------------------------------------



CODE OF ETHICS
RIVERSOURCE INVESTMENTS
The funds in the RiverSource Family of Funds, RiverSource Investments, the investment manager for the funds and the distributor have each adopted a Code of Ethics (collectively, the "Codes") and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund's access persons from engaging in any conduct prohibited


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 23
by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

WELLINGTON MANAGEMENT
Wellington Management, subadviser for the Subadvised Portfolio, has adopted its own Code of Ethics meeting the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Subadvised Portfolio. The Fund's Board of Directors reviews the Code of Ethics of Wellington Management at least annually and receives certifications from Wellington Management regarding compliance with such Code of Ethics annually.

PROXY VOTING POLICIES

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds in the RiverSource Family of Funds uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and votes proxies. The funds' investment manager, RiverSource Investments, and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

    - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

    - The Board supports annual election of all directors and proposals to eliminate classes of directors.

    - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

    - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

    - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.



Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 24

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 25
securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain funds may invest in shares of other Seligman funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

A NOTE WITH RESPECT TO UNDERLYING FUNDS: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC's website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


The following table identifies those investors who, as of March 31, 2010, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote.





PORTFOLIO                                  NAME, CITY AND STATE OF INVESTOR      SHARE CLASS  PERCENTAGE     PERCENT OF FUND
----------------------------------------------------------------------------------------------------------------------------------
Capital                                Great-West Life & Annuity, Greenwood        Class 1      93.34%            32.20%
                                       Village, CO
                                      --------------------------------------------------------------------------------------------
                                       First Great West Life, Denver, CO           Class 1       6.66%                --
                                      --------------------------------------------------------------------------------------------
                                       Kansas City Life Insurance Company,         Class 2      91.88%            60.19%
                                       Kansas City, MO
----------------------------------------------------------------------------------------------------------------------------------

Common Stock                           Great-West Life & Annuity, Greenwood        Class 1      95.36%            95.36%
                                       Village, CO
----------------------------------------------------------------------------------------------------------------------------------

Communications and Information         Great-West Life & Annuity, Greenwood        Class 1      96.20%            42.49%
                                       Village, CO
                                       Guardian Insurance & Annuity Co., New       Class 2      40.39%                --
                                       York, NY
                                      --------------------------------------------------------------------------------------------
                                       Jefferson National Life Insurance,          Class 2      11.61%                --
                                       Louisville, KY
                                      --------------------------------------------------------------------------------------------
                                       Great-West Life & Annuity, Greenwood        Class 2      10.39%                --
                                       Village, CO
                                      --------------------------------------------------------------------------------------------
                                       Kansas City Life Insurance Company,         Class 2       8.74%                --
                                       Kansas City, MO
                                      --------------------------------------------------------------------------------------------
                                       AMERITAS Life Inc., Lincoln, NE             Class 2       7.84%                --
----------------------------------------------------------------------------------------------------------------------------------

Global Technology                      Great-West Life & Annuity, Greenwood        Class 1      52.79%            34.04%
                                       Village, CO
                                      --------------------------------------------------------------------------------------------
                                       Allianz Life, Minneapolis, MN               Class 1      42.23%            27.23%
                                      --------------------------------------------------------------------------------------------
                                       Jefferson National Life Insurance,          Class 2      94.41%            33.54%
                                       Louisville, KY
----------------------------------------------------------------------------------------------------------------------------------

International Growth                   Great-West Life & Annuity, Greenwood        Class 1      95.02%            95.02%
                                       Village, CO
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income          Great-West Life & Annuity, Greenwood        Class 1      99.81%            99.81%
                                       Village, CO
----------------------------------------------------------------------------------------------------------------------------------

Large-Cap Value                        Great-West Life & Annuity, Greenwood        Class 1      83.14%            83.14%
                                       Village, CO
                                      --------------------------------------------------------------------------------------------
                                       Jefferson National Life Insurance,          Class 1      11.29%                --
                                       Louisville, KY
                                      --------------------------------------------------------------------------------------------
                                       Great West, Denver, CO                      Class 1       5.57%                --

----------------------------------------------------------------------------------------------------------------------------------




Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 26

PORTFOLIO                                  NAME, CITY AND STATE OF INVESTOR      SHARE CLASS  PERCENTAGE     PERCENT OF FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                <-
                                                                                                                                C>
Smaller-Cap Value                      Allianz Life, Minneapolis, MN               Class 1      83.77%            63.44%
                                      --------------------------------------------------------------------------------------------
                                       Merrill Lynch Life Insurance Co., Cedar     Class 1      10.47%                --
                                       Rapids, IA
                                      --------------------------------------------------------------------------------------------
                                       The Union Central Life Insurance            Class 2      81.37%                --
                                       Company, Lincoln, NE
                                      --------------------------------------------------------------------------------------------
                                       Kansas City Life Insurance Company,         Class 2       7.19%                --
                                       Kansas City, MO
----------------------------------------------------------------------------------------------------------------------------------



INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
With the completion of the Acquisition of Seligman by RiverSource Investments and with shareholders having previously approved (at a special meeting held on November 3, 2008) the Management Agreement between the Fund (on behalf of each Portfolio) and RiverSource Investments, RiverSource Investments is the new investment manager effective November 7, 2008. Shareholders of Seligman International Growth Portfolio also approved at the November meeting the Subadvisory Agreement between RiverSource Investments and Wellington Management.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.


Effective November 7, 2008, each Portfolio pays RiverSource Investments a fee for managing its assets. The fee paid is equal to a percentage of the Portfolio's average daily net assets.



INVESTMENT MANAGEMENT FEE SCHEDULE



The table below outlines the investment management fees charged to the funds by RiverSource Investments for providing investment management services. The asset charge for each calendar day of each year will be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:



--------------------------------------------------------------------------------------------------------------------------
                                                                                                           DAILY RATE
                                                                                                       ON LAST DAY OF MOST
FUND                                        NET ASSETS (BILLIONS)   ANNUAL RATE AT EACH ASSET LEVEL   RECENT FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------------
Capital                                        All asset levels                  0.355%                       0.355%
--------------------------------------------------------------------------------------------------------------------------
Common Stock                                   All asset levels                  0.355%                       0.355%
--------------------------------------------------------------------------------------------------------------------------

Communications and Information                 All asset levels                  0.705%                       0.705%
--------------------------------------------------------------------------------------------------------------------------

Global Technology                              First $2 billion                  0.950%                       0.950%
                                               Next $2 billion                   0.910%
                                               Over $4 billion                   0.870%
--------------------------------------------------------------------------------------------------------------------------

International Growth                          First $50 million                  0.950%                       0.950%
                                               Next $1 billion                   0.900%
                                              Over $1.05 billion                 0.860%
--------------------------------------------------------------------------------------------------------------------------

Investment Grade Fixed Income                  All asset levels                  0.345%                       0.345%
--------------------------------------------------------------------------------------------------------------------------

Large-Cap Value                               First $500 million                 0.755%                       0.755%
                                              Next $500 million                  0.660%
                                               Over $1 billion                   0.565%
--------------------------------------------------------------------------------------------------------------------------

Smaller-Cap Value                             First $500 million                 0.935%                       0.935%
                                              Next $500 million                  0.840%
                                               Over $1 billion                   0.745%
--------------------------------------------------------------------------------------------------------------------------




The following table shows the Investment management fee schedule for the fiscal years ended December 31, 2008 and 2007.





Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 27

                                                                MANAGEMENT FEE RATE
                                                            (AS A% OF AVERAGE DAILY NET
PORTFOLIO                                                             ASSETS)
---------                                                --------------------------------
Capital                                                                0.40%
-----------------------------------------------------------------------------------------
Common Stock                                                           0.40%
-----------------------------------------------------------------------------------------
Communications and Information                                         0.75%
-----------------------------------------------------------------------------------------
Global Technology                                           1.00% on first $2 billion;
                                                             0.95% on next $2 billion;
                                                                 0.90% thereafter
-----------------------------------------------------------------------------------------
International Growth                                        1.00% on first $50 million;
                                                             0.95% on next $1 billion;
                                                                 0.90% thereafter
-----------------------------------------------------------------------------------------
Investment Grade Fixed Income                                          0.40%
-----------------------------------------------------------------------------------------
Large-Cap Value                                            0.80% on first $500 million;
                                                            0.70% on next $500 million;
                                                                 0.60% thereafter
-----------------------------------------------------------------------------------------
Smaller-Cap Value                                          1.00% on first $500 million;
                                                            0.90% on next $500 million;
                                                                 0.80% thereafter
-----------------------------------------------------------------------------------------




The following table indicates the management fees paid and the amount of management and other fees waived/reimbursed for the years ended December 31, 2009, 2008 and 2007.



                                          2009                        2008                         2007
                                ------------------------   --------------------------   --------------------------
                                              WAIVER/                      WAIVER/                      WAIVER/
PORTFOLIO                          FEE     REIMBURSEMENT       FEE      REIMBURSEMENT       FEE      REIMBURSEMENT
---------                       --------   -------------   ----------   -------------   ----------   -------------
Capital                         $ 24,523      $    --      $   34,357      $     --     $   44,328      $    --
Common Stock                       9,201       18,885          16,622            --         28,080           --
Communications and Information   305,415           --         333,001            --        430,167           --
Global Technology                 48,653       93,220          61,619       101,372         85,706       97,403
International Growth              15,188       96,059          30,535        80,200         42,745       86,100
Investment Grade Fixed Income      6,562       47,932           7,772        26,207          7,934       32,224
Large-Cap Value                   14,699       37,711          23,120        11,906         34,194           --
Smaller-Cap Value                798,571          830       1,319,550            --      2,203,083           --



Subject to the control of the Board of Directors, RiverSource Investments is responsible for the investments of each Portfolio (with the assistance of Wellington Management in the case of the Subadvised Portfolio). Other than the Subadvisory Agreement with Wellington Management, there are no other management-related service contracts under which services are or may be provided to the Portfolios. No person or persons, other than the directors, officers, employees of RiverSource Investments, or the Fund regularly advise the Fund or the Portfolios with respect to their investments (other than Wellington Management, as discussed below).

Under the Management Agreement, RiverSource Investments, subject to the control of the Board of Directors, manages the affairs of the Subadvised Portfolio and provides the services described in such agreement on the terms set forth therein. The Management Agreement provides that RiverSource Investments will enter into a subadvisory agreement, pursuant to which Wellington Management will provide the Subadvised Portfolio with investment management services, including investment research, advice and supervision, determining which securities will be purchased or sold by the Subadvised Portfolio, making purchases and sales of securities on behalf of the Subadvised Portfolio and determining how voting and other rights with respect to securities of the Subadvised Portfolio shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Prospectus and the requirements of the 1940 Act and other applicable law. Pursuant to the Management Agreement, RiverSource Investments continues to have responsibility for investment management services provided under the Subadvisory Agreement. Further, in the event Wellington Management ceases to provide such investment management services to the Subadvised Portfolio, they shall be provided by RiverSource Investments or by such other firm as may be selected by the Subadvised Portfolio and approved in accordance with applicable requirements.

The Management Agreement provides that it is effective on November 7, 2008 and shall continue in full force and effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of a Portfolio and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party). The


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 28

Management Agreement may be terminated by either a Portfolio or RiverSource Investments at any time by giving the other party 60 days' written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of a Portfolio. The Management Agreement will terminate automatically in the event of its assignment, as such term is defined in the 1940 Act.

Except for bad faith, intentional misconduct or negligence in regard to the performance of its duties under the Management Agreement, neither RiverSource Investments, nor any of its respective directors, officers, partners, principals, employees, or agents will be liable for any acts or omissions or for any loss suffered by the Fund, the Portfolios or its shareholders or creditors. Each of RiverSource Investments, and its respective directors, officers, partners, principals, employees and agents, will be entitled to rely, and will be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. RiverSource Investments does not warrant any rate of return, market value or performance of any assets in a Portfolio. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, the Portfolio does not waive any right which it may have under such laws or regulations.

SUBADVISORY ARRANGEMENT
On September 15, 2003, Wellington Management assumed responsibility for providing investment advisory services to the Subadvised Portfolio under a subadvisory arrangement between Wellington Management and Seligman, the Fund's predecessor investment manager. The subadvisory arrangement was initially approved by the Board of Directors of the Fund in respect of the Subadvised Portfolio on September 4, 2003. The engagement of Wellington Management was approved by the shareholders of the Subadvised Portfolio at a Special Meeting of Shareholders held on December 4, 2003. The Subadvisory Agreement between RiverSource Investments and Wellington Management was initially approved by the Directors on July 29, 2008 and by the shareholders of the Subadvised Portfolio at a special meeting held on November 3, 2008. The Subadvisory Agreement became effective on November 7, 2008.

The fees payable by the Subadvised Portfolio did not increase as a result of the engagement of Wellington Management. The fees of Wellington Management are paid by RiverSource Investments (not by the Subadvised Portfolio), and the fees payable by the Subadvised Portfolio to RiverSource Investments were unchanged.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Under the Subadvisory Agreement, Wellington Management is responsible for providing investment advisory services to the Subadvised Portfolio. Wellington Management is also responsible for selecting brokers for the execution of purchases and sales on behalf of the Subadvised Portfolio.

TERMS OF THE SUBADVISORY AGREEMENT
SERVICES. Under the Subadvisory Agreement, Wellington Management, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Subadvised Portfolio set forth in the applicable Prospectus and Statement of Additional Information and the requirements of the 1940 Act and other applicable law, furnishes RiverSource Investments and the Subadvised Portfolio with such investment advice, research and assistance as RiverSource Investments or the Subadvised Portfolio shall from time to time reasonably request. In this regard, it is the responsibility of Wellington Management, in respect of the Subadvised Portfolio: (i) to participate in the development of the Subadvised Portfolio's overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Subadvised Portfolio with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and (vi) unless otherwise agreed to by RiverSource Investments, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. Wellington Management's responsibilities extend to the Subadvised Portfolio's assets. Under the Management Agreement, RiverSource Investments continues to have responsibility for investment management services provided under the Subadvisory Agreement.

LIABILITY. The Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, Wellington Management shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the Subadvisory Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 29

Subadvisory Agreement, provided, however, that Wellington Management will be liable for any loss incurred by the Fund, the Subadvised Portfolio, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington Management which results, directly or indirectly, in a material error in the net asset value of the Subadvised Portfolio.

COMPENSATION. Under the Subadvisory Agreement, Wellington Management receives in respect of the Subadvised Portfolio, each month a fee calculated on each day during such month at the annual rates set forth below:


                                                                        SUBADVISORY FEE
                                                                      AS A PERCENTAGE OF
SUBADVISED PORTFOLIO                                               AVERAGE DAILY NET ASSETS
--------------------                                               ------------------------
International Growth
  - up to $50 million                                                        0.45%
  - over $50 million                                                         0.40%



This fee is paid by RiverSource Investments and does not affect the fee paid by the Subadvised Portfolio to RiverSource Investments pursuant to the Management Agreement.

EXPENSES. Pursuant to the Subadvisory Agreement, Wellington Management pays all of its expenses arising from the performance of its duties under the Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of the Subadvised Portfolio's investments.

TERMINATION. The Subadvisory Agreement provides that it is effective November 7, 2008 and will continue in effect until November 7, 2010 and from year to year if such continuance is approved in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time, with respect to the Subadvised Portfolio, without payment of penalty, by the Fund on 60 days' written notice to Wellington Management by vote of the Directors or by vote of the majority of the outstanding voting securities of the Subadvised Portfolio, as defined by the 1940 Act. The Subadvisory Agreement also provides that it may also be terminated, with respect to the Subadvised Portfolio, by Wellington Management or RiverSource Investments at any time upon not less than 60 days' written notice to the other and to the Fund. The Subadvisory Agreement will automatically terminate in the event of its assignment in respect of the Subadvised Portfolio, and upon termination of the Management Agreement in respect of the Subadvised Portfolio.



SERVICES PROVIDED BY THE INVESTMENT MANAGER
Under the Management Agreement, dated November 7, 2008, subject to the control of the Fund's Board of Directors, RiverSource Investments manages the investment of the assets of the Portfolios, including making purchases and sales of portfolio securities consistent with the Portfolios' investment objectives and policies.

ADMINISTRATIVE SERVICES

Under an Administrative Services Agreement, Ameriprise Financial provides the Portfolios with administration and accounting services. Effective May 11, 2009, the Portfolios pay Ameriprise Financial a fee for its services (which would be reflected in each Portfolio's "Other Expenses" in the fee table of the prospectus). Prior to May 11, 2009, the Portfolios did not pay an administrative services fee. There will be no net impact to the fees that a Portfolio will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Portfolio.



ADMINISTRATIVE SERVICES FEE SCHEDULE



The table below outlines the administrative services fees charged to the funds by Ameriprise Financial for providing administrative services. The asset charge for each calendar day of each year will be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:



-------------------------------------------------------------------------------------------------------------------------------
                                                             ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                                             500,000,001     1,000,000,001    3,000,000,001
FUNDS                                    0 - 500,000,000   -1,000,000,000   -3,000,000,000   -12,000,000,000   12,000,000,001 +
-------------------------------------------------------------------------------------------------------------------------------
Global Technology                             0.080%            0.075%           0.070%           0.060%             0.050%
International Growth
Smaller-Cap Value
-------------------------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income                 0.070%            0.065%           0.060%           0.050%             0.040%

-------------------------------------------------------------------------------------------------------------------------------




Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 30

-------------------------------------------------------------------------------------------------------------------------------
                                                             ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                                             500,000,001     1,000,000,001    3,000,000,001
FUNDS                                    0 - 500,000,000   -1,000,000,000   -3,000,000,000   -12,000,000,000   12,000,000,001 +
-------------------------------------------------------------------------------------------------------------------------------
Capital                                       0.060%            0.055%           0.050%           0.040%             0.030%
Common Stock
Communications and Information
Large-Cap Value
-------------------------------------------------------------------------------------------------------------------------------






The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid the last fiscal period are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period.



                                                            ADMINISTRATIVE
                                                          SERVICES FEES PAID   DAILY RATE APPLIED
FUND                                                            IN 2009          TO FUND ASSETS
----                                                      ------------------   ------------------
Capital                                                         $ 2,792               0.060%
Common Stock                                                      1,011               0.060
Communications and Information                                   18,678               0.060
Global Technology                                                 2,902               0.080
International Growth                                                869               0.080
Investment Grade Fixed Income                                       821               0.070
Large-Cap Value                                                     799               0.060
Smaller-Cap Value                                                46,508               0.080



OTHER INVESTMENT ADVICE
No person or persons, other than directors, officers, or employees of RiverSource Investments, or Wellington Management, regularly advise the Fund's Portfolios or Subadvised Portfolio, as the case may be, with respect to the Portfolios' investments.


PRINCIPAL UNDERWRITER


RiverSource Fund Distributors, Inc., formerly Seligman Advisors, Inc., an affiliate of RiverSource Investments, located at 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55402, acts a general distributor of the shares of the Portfolios as well as the other funds in the RiverSource Family of Funds. The distributor is an "affiliated person" (as defined in the 1940 Act) of RiverSource Investments, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and the distributor are affiliated persons of both entities.


RULE 12B-1 PLAN
Each Portfolio has adopted a Shareholder Servicing and Distribution Plan ("12b-1 Plan") with respect to each Portfolio's Class 2 shares in accordance with
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Portfolio, with respect to Class 2 shares, is authorized to pay monthly to the distributor, an annual shareholder servicing and distribution fee of up to 0.25% of the average daily net assets attributable to Class 2 shares. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares including, but not limited to, (1) the printing and delivering of prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials related to the Portfolios to current Contract owners, (2) providing facilities to answer questions from current Contract owners about the Portfolios, (3) receiving and answering correspondence, (4) providing information to RiverSource Investments and to Contract owners with respect to shares of the Portfolios attributable to Contract owner Accounts, (5) complying with federal and state securities laws pertaining to the sale of shares of the Portfolios, (6) assisting Contract owners in completing application forms and selecting dividend and other Account options, and (7) other distribution related services. Additionally, the distributor may also use this fee to make payments to administrators or their affiliates for similar services provided to Qualified Plans and their beneficiaries. Because these 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in the Portfolio and may cost shareholders more than other types of charges related to an investment. The participating insurance companies will also provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 31
services to owners. No fees payable pursuant to the Rule 12b-1 Plan are retained by the distributor. The total amounts paid by the Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio to the distributor in respect of Class 2 shares for the year ended December 31, 2009 and such amounts stated as a percentage of the Portfolios' Class 2 shares' average daily net assets, are as follows:


PORTFOLIO*                                                              TOTAL FEES PAID
----------                                                              ---------------
Capital                                                                     $10,460
Communications and Information                                               47,901
Global Technology                                                             4,401
Large-Cap Value                                                                   0
Smaller-Cap Value                                                            48,589




    * There were no Class 2 shares issued or outstanding during the year ended December 31, 2009 with respect to Large-Cap Value and the other Portfolios of the Fund not otherwise listed above.


RiverSource Investments, in its sole discretion, may also make similar payments to the distributor, participating insurance companies or Plan administrators from its own resources, which may include the management fee that RiverSource Investments receives from the Portfolios. Payments made by the Portfolios under the 12b-1 Plan are intended to be used to encourage sales of Class 2 shares to Contract owners, as well as to discourage redemptions and/or exchanges.

Fees paid by each Portfolio under the 12b-1 Plan in respect of Class 2 shares may not be used to pay expenses incurred solely in respect of Class 1 shares or any other Seligman mutual fund.

The amounts expended by the distributor in any one year with respect to Class 2 shares of a Portfolio may exceed the 12b-1 fees paid by the Portfolio in that year. Each Portfolio's 12b-1 Plan permits expenses incurred by the distributor in respect of Class 2 shares in one fiscal year to be paid from Class 2 12b-1 fees in any other fiscal year; however, in any fiscal year the Portfolios are not obligated to pay any 12b-1 fees in excess of those described above. The 12b-1 Plan with respect to the Class 2 shares of each Portfolio was initially approved on March 16, 2000 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan ("Qualified Directors"). The 12b-1 Plan will continue in effect until December 31 of each year, so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to the distributor without the approval of a majority of the outstanding voting securities of the relevant class. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plans will be reviewed by the Directors annually.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS, AND COMPENSATION. For purposes of this discussion, each member of a Portfolio's portfolio team is referred to as a "portfolio manager". Set forth below, by Portfolio, for each portfolio manager is: (i) the number of accounts managed (other than the Portfolio managed by the particular portfolio manager) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts; (ii) those accounts that have an advisory fee based on the performance of the account; and (iii) an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Unless noted


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Statement of Additional Information - April 30, 2010                     Page 32
otherwise, all information is provided as of December 31, 2009. For purposes of this table, each series or portfolio of a registered investment company is treated as a separate registered investment company.




                                                    Other Accounts Managed (excluding the fund)
                                            -----------------------------------------------------------
                                                                    Approximate         Performance       Ownership    Structure
                                               NUMBER AND TYPE       Total Net             Based           of Fund         of
FUND                    PORTFOLIO MANAGER       OF ACCOUNT(a)          Assets           Accounts(b)       Shares(c)   Compensation
----------------------------------------------------------------------------------------------------------------------------------
Capital               Erik J. Voss          3 RICs                $2.12 billion    1 RIC ($240.72 M)     None
                                            9 other accounts      $201.47 million                                         (1)
----------------------------------------------------------------------------------------------------------------------------------
Common Stock          Dimitris Bertsimas    29 RICs               $11.59 billion   7 RICs ($7.04 B)
                                            1 PIV                 $591.86 million
                                            18 other accounts(d)  $2.57 billion                          None             (2)
                      -----------------------------------------------------------------------------------
                      Gina Mourtzinou       9 RICs                $9.05 billion    6 RICs ($6.52 B)
                                            14 other accounts     $116.72 million
----------------------------------------------------------------------------------------------------------------------------------
Communications and    Paul Wick             4 RICs                $4.48 billion
Information                                 5 PIVs                $1.82 billion
                                            6 other accounts      $266.43 million
                      -------------------------------------------------------------
                      Ajay Diwan            4 RICs                $4.48 billion
                                            5 PIVs                $1.82 billion
                                            7 other accounts      $262.94 million
                      -------------------------------------------------------------
                      Richard Parower       3 RICs                $4.19 billion
                                            5 PIVs                $1.82 billion    None                  None             (3)
                                            8 other accounts      $265.53 million
                      -------------------------------------------------------------
                      Reema Shah            3 RICs                $4.19 billion
                                            5 RICs                $1.82 billion
                                            8 other accounts      $270.3 million
                      -------------------------------------------------------------
                      Sangeeth Peruri       1 RIC                 $3.68 billion
                                            12 PIVs               $891.27 million
----------------------------------------------------------------------------------------------------------------------------------
Global Technology     Paul Wick             4 RICs                $4.53 billion
                                            5 PIVs                $1.82 billion
                                            6 other accounts      $266.43 million
                      -------------------------------------------------------------
                      Ajay Diwan            4 RICs                $4.53 billion
                                            5 PIVs                $1.82 billion
                                            7 other accounts      $262.94 million
                      -------------------------------------------------------------
                      Richard Parower       3 RICs                $4.24 billion
                                            5 PIVs                $1.82 billion    None                  None             (3)
                                            8 other accounts      $265.53 million
                      -------------------------------------------------------------
                      Reema Shah            3 RICs                $4.24 billion
                                            5 RICs                $1.82 billion
                                            8 other accounts      $270.3 million
                      -------------------------------------------------------------
                      Benjamin Lu           1 RIC                 $504.09 million
                                            2 PIVs                $44.25 million
                                            1 other account       $0.001 million
----------------------------------------------------------------------------------------------------------------------------------
International Growth  WELLINGTON MANAGEMENT:
                      ------------------------------------------------------------------------------------------------------------
                      Matthew Hudson        6 RICs                $1.60 billion
                      ----------------------
                      Jean-Marc Berteaux    10 PIVs               $2.05 billion                          None             (4)
                                            9 other accounts      $954.01 million  1 other account
                                                                                   ($157.15 M)
----------------------------------------------------------------------------------------------------------------------------------
Investment Grade      Todd White            10 RICs               $15.13 billion   3 RICs ($821.26 M);
  Fixed
Income                                      7 PIVs                $2.87 billion    1 other account
                                            40 other accounts(d)  $20.35 billion   ($50.7 M)
                      -----------------------------------------------------------------------------------
                      Scott Schroepfer      7 RICs                $13.25 billion   3 RICs ($821.26 M)
                                            2 other accounts      $8.37 million                          None             (5)
                      -----------------------------------------------------------------------------------
                      Tom Murphy            6 RICs                $11.13 billion   2 RICs ($486.48 M)
                                            2 PIVs                $729.68 million
                                            17 other accounts     $12.58 billion
----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value       Neil T. Eigen         6 RICs                $923.06 million
                                            2 PIVs                $149.37 million
                                            65 other accounts(d)  $2.92 billion    1 RIC ($137.29 M)     None             (1)
                      -------------------------------------------------------------
                      Richard S. Rosen      6 RICs                $923.06 million
                                            2 PIVs                $149.37 million
                                            70 other accounts(d)  $2.88 billion
----------------------------------------------------------------------------------------------------------------------------------

Smaller-Cap Value     Neil T. Eigen         6 RICs                $829.33 million
                                            2 PIVs                $149.37 million
                                            65 other accounts(d)  $2.92 billion
                      -------------------------------------------------------------
                      Richard S. Rosen      6 RICs                $829.33 million  1 RIC ($137.29 M)     None             (1)
                                            2 PIVs                $149.37 million
                                            70 other accounts(d)  $2.88 billion
----------------------------------------------------------------------------------------------------------------------------------






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Statement of Additional Information - April 30, 2010                     Page 33

   (a) RIC refers to a Registered Investment Company (each series or portfolio of a RIC is treated as a separate RIC); PIV refers to a Pooled Investment Vehicle.



   (b) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.



   (c) All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.



   (d) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.



STRUCTURE OF COMPENSATION



     (1) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.



     (2) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year, five-year and ten-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.



     (3) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With



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Statement of Additional Information - April 30, 2010                     Page 34
         respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.



     (4) Wellington Management receives a fee based on the assets under management of the Subadvised Portfolio as set forth in the Subadvisory Agreement between Wellington Management and RiverSource Investments on behalf of the Subadvised Portfolio.. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Subadvised Portfolio. The following information relates to the fiscal year ended December 31, 2009.



     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Subadvised Portfolio managers who are primarily responsible for the day-to-day management of the Subadvised Portfolio ("Investment Professionals") includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of Wellington Management. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for the other Investment Professional is determined by his experience and performance in his role as an Investment Professional. Base salaries for Wellington Management employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of Wellington Management.



     Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Subadvised Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the Subadvised Portfolio is linked to the gross pre-tax performance of the Subadvised Portfolio managed by the Investment Professional compared to the MSCI EAFE Growth Index (prior to March 1, 2006, the MSCI EAFE Index) over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.



     Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The investment professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan the contributions to which are made pursuant to an actuarial formula. Mr. Berteaux is a partner of Wellington Management.



     (5) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments



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Statement of Additional Information - April 30, 2010                     Page 35
         portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.


CONFLICTS OF INTEREST -- RIVERSOURCE INVESTMENTS:
RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts noted above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

CONFLICTS OF INTEREST -- WELLINGTON MANAGEMENT:
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Investment Professionals generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of Seligman International Growth Portfolio (the Subadvised Portfolio). The Investment Professionals make investment decisions for each account, including the Subadvised Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Subadvised Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Subadvised Portfolio, or make investment decisions that are similar to those made for the Subadvised Portfolio, both of which have the potential to adversely impact the Portfolio depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Subadvised Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Subadvised Portfolios' holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Subadvised Portfolio to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and


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Statement of Additional Information - April 30, 2010                     Page 36
places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

SECURITIES OWNERSHIP. The Portfolios are available only to participating insurance companies to fund benefits of variable annuity and variable life insurance contracts and, in respect of Seligman Communications and Information Portfolio Class 2 shares, also to certain qualified pension and retirement plans. As such, a direct ownership of shares in the Portfolios is not available to individual investors, including the portfolio managers.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to any Portfolio subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser is authorized to determine, consistent with a Portfolio's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each Portfolio, the investment manager, any subadviser and RiverSource Fund Distributors, Inc. (principal underwriter and distributor of the RiverSource Family of Funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Portfolios.

A Portfolio's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

COMMISSION DOLLARS
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the Portfolio, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate


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Statement of Additional Information - April 30, 2010                     Page 37
responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple RiverSource accounts, including the Portfolios (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or Portfolio.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to a Portfolio and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of Portfolio commissions may create potential conflicts of interest between the investment manager or subadviser and a Portfolio.

However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of Portfolio commissions falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that Portfolio commissions pay only for the investment decision-making portion of a mixed-use item.

TRADE AGGREGATION AND ALLOCATION
Generally, orders are processed and executed in the order received. When a Portfolio buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the Portfolio. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including a Portfolio.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis and Los Angeles, it operates in this structure subject to its duty to seek best execution.



Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 38

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a Portfolio according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Management Agreement.


For the years ended December 31, 2009, 2008 and 2007, the funds, except for International Growth, did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the funds, the investment manager, Wellington Management, or the distributor.



For the year ended December 31, 2009, International Growth had $615,638 in transactions and $504 in commissions specifically directed to forms in exchange for research services.


TOTAL BROKERAGE COMMISSIONS
Brokerage commissions of each Portfolio (except Seligman Investment Grade Fixed Income Portfolio) for the years ended December 31, 2009, 2008 and 2007, are set forth in the following table:


                                                             TOTAL BROKERAGE COMMISSIONS
                                                                      PAID FOR
                                                              EXECUTION AND STATISTICAL
                                                                   SERVICES(1)(2)
                                                           ------------------------------
PORTFOLIO                                                    2009       2008       2007
---------                                                  --------   --------   --------
Capital                                                    $ 28,350   $ 45,616   $ 49,328
Common Stock                                                  2,527     12,871     21,313
Communications and Information                              182,446    155,400    249,116
Global Technology                                            24,679     30,584     45,754
International Growth                                         10,509     24,441     24,729
Large-Cap Value                                               1,213      1,966      1,977
Smaller-Cap Value                                            54,981    150,656    172,691




 (1)    Not including any spreads on principal transactions on a net basis.

 (2) Changes in commissions paid from year to year result from, among other things, changes in portfolio turnover.



Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 39

REGULAR BROKER-DEALERS
During the year ended December 31, 2009, certain of the Portfolios of the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, as follows:


                                                                             VALUE OF SECURITIES OWNED
FUND                                                 NAME OF ISSUER            AT END OF FISCAL YEAR
--------------------------------------------  ----------------------------   -------------------------
Capital                                       None                                         N/A
------------------------------------------------------------------------------------------------------
Common Stock                                  Citigroup Funding                       $ 35,612
                                              Franklin Resources                         5,584
                                              Goldman Sachs Group                       87,458
                                              Lehman Brothers Holdings*                  9,636
                                              Morgan Stanley                            39,664
                                              PNC Financial Services Group              24,547
                                              Charles Schwab                             9,749
------------------------------------------------------------------------------------------------------
Communications and Information                None                                         N/A
------------------------------------------------------------------------------------------------------
Global Technology                             None                                         N/A
------------------------------------------------------------------------------------------------------
International Growth                          Credit Suisse Group                       25,152
------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income                 Citigroup                                 10,054
                                              Lehman Brothers Holdings*                  3,113
------------------------------------------------------------------------------------------------------
Large-Cap Value                               JPMorgan Chase & Co.                     104,175
                                              Morgan Stanley                            71,040
------------------------------------------------------------------------------------------------------
Smaller-Cap Value                             None                                         N/A
------------------------------------------------------------------------------------------------------




      * Subsequent to Aug. 31, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.


CAPITAL STOCK AND OTHER SECURITIES

CAPITAL STOCK
The Fund is authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders. The Fund presently offers nine separate series of common stock, each of which maintains a separate investment portfolio, designated as follows: Seligman Capital Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. Shares of capital stock of each Portfolio have a par value of $.001 and are divided into two classes, designated as Class 1 common stock and Class 2 common stock. Each share of a Fund's Class 1 and Class 2 common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate shareholder servicing and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no liquidation, conversion or prescriptive rights.

In accordance with current policy of the SEC, holders of the Accounts have the right to instruct the applicable participating insurance companies as to voting of Portfolio shares held by such Accounts on all matters to be voted on by Fund shareholders. Such rights may change in accordance with changes in policies of the SEC. Voting rights of the participants in the Accounts of participating insurance companies are more fully set forth in the prospectuses or disclosure documents relating to those Accounts, which should be read together with each Portfolio's Prospectus. A Plan's trustees generally holds the Portfolio shares sold to a Qualified Plan. The responsibility to vote these shares varies from plan to plan. Generally, more


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 40
detailed information regarding the voting responsibilities relating to a specific Plan's assets can be found in the plan's disclosure documents. These documents should be read in conjunction with each Portfolio's Prospectus.

The Directors of the Fund have authority to create additional portfolios and to classify and reclassify shares of capital stock without further action by shareholders, and additional series may be created in the future. Under Maryland corporate law, the Fund is not required to hold annual meetings and it is the intention of the Fund's Directors not to do so. However, special meetings of shareholders will be held for action by shareholders as may be required by the 1940 Act, the Fund's Articles of Incorporation and By-laws, or Maryland corporate law.

OTHER SECURITIES
The Fund has no authorized securities other than the above-mentioned common stock.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES
Shares of the Fund's Portfolios are only being offered to: (1) Accounts established by participating insurance companies to fund benefits of the Contracts and (2) with respect to Class 2 shares of Seligman Communications and Information Portfolio, Qualified Plans. The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. A more detailed description of such allocations rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying each Portfolio's Prospectus. Qualified Plans may invest in shares of Seligman Communications and Information Portfolio in accordance with applicable law and their own governing documents. Beneficiaries of such Plans are encouraged to consult their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Fund's Portfolios.

OFFERING PRICE
The net asset value per share of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) each day that the NYSE is open. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

VALUING FUND SHARES

FOR FUNDS OTHER THAN MONEY MARKET FUNDS. A Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the "Exchange"):

    - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

    - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

    - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

    - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

    - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

    - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

    - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.



Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 41

    - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

    - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

    - When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

REDEMPTION IN KIND
The procedures for redemption of Fund shares under ordinary circumstances are set forth in each Portfolio's Prospectus. In unusual circumstances, payment may be postponed, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund's Portfolios to fairly determine the value of the Portfolios' net assets; or (iii) such other periods as ordered by the SEC for the protection of the Portfolio's shareholders. It is not anticipated that shares will be redeemed for other than cash or its equivalent. However, the Fund reserves the right to pay the redemption price to the accounts in whole or in part, by a distribution in kind from the Portfolio's investment portfolio, in lieu of cash, taking the securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. The Fund reserves the right to make such an in-kind distribution for redemptions in excess of 15% of a Portfolio. If shares are redeemed in this way, brokerage costs will ordinarily be incurred by the accounts in converting such securities into cash. Participating Plans will also be subject to the policies and procedures set forth above.



ARRANGEMENTS PERMITTING FREQUENT TRADING OF FUND SHARES
The Fund has no arrangements with any person to permit frequent trading of a Portfolio's shares.

TAXATION OF THE FUND

Each Portfolio of the Fund is qualified and intends to continue to qualify for tax treatment as a "regulated investment company" under certain provisions of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund's Portfolios will be subject to federal income tax only with respect to undistributed net investment income and net realized capital gain. Each of the Fund's Portfolios will be treated as a separate entity. Dividends and capital gain distributions from each of the other Portfolios will be declared and paid annually and will be reinvested at the net asset value of such shares of the Portfolio that declared such dividend or capital gain distribution. Information regarding the tax consequences of an investment in the Fund's Portfolios is contained in the separate prospectuses or disclosure documents of the Accounts, which should be read together with this SAI.




For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as provided in the table below. Because the measurement periods for a regulated investment company's income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It



Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 42
is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.





                                                AMOUNT       AMOUNT      AMOUNT     AMOUNT     AMOUNT     AMOUNT      AMOUNT
                             TOTAL CAPITAL     EXPIRING     EXPIRING    EXPIRING   EXPIRING   EXPIRING   EXPIRING    EXPIRING
PORTFOLIO                   LOSS CARRYOVERS     IN 2010      IN 2011     IN 2012    IN 2013    IN 2014    IN 2015     IN 2016
---------                   ---------------   ----------   ----------   --------   --------   --------   --------   ----------
Capital                       $ 9,288,464     $6,090,929   $        0      $0       $     0    $     0      $0      $1,961,725
Common Stock                  $ 3,461,085     $  519,960   $  366,561      $0       $     0    $     0      $0      $  632,912
Communications and
  Information                 $15,686,110     $7,829,524   $5,578,202      $0       $     0    $     0      $0      $2,165,560
Global Technology             $ 5,915,187     $4,941,506   $  108,762      $0       $     0    $     0      $0      $  544,777
International Growth          $ 2,134,598     $  481,073   $        0      $0       $     0    $     0      $0      $1,325,858
Investment Grade Fixed
  Income                      $   145,093     $        0   $        0      $0       $56,149    $75,089      $0      $        0
Large-Cap Value               $   127,528     $        0   $        0      $0       $     0    $     0      $0      $        0
Smaller-Cap Value             $14,399,624     $        0   $        0      $0       $     0    $     0      $0      $        0
                               AMOUNT      AMOUNT
                              EXPIRING    EXPIRING
PORTFOLIO                     IN 2017      IN 2018
---------                   -----------   --------
Capital                     $ 1,192,247   $ 43,563
Common Stock                $ 1,924,322   $ 17,330
Communications and
  Information               $   112,824   $      0
Global Technology           $   320,142   $      0
International Growth        $   249,980   $ 77,687
Investment Grade Fixed
  Income                    $    10,566   $  3,289
Large-Cap Value             $   121,250   $  6,278
Smaller-Cap Value           $14,150,615   $249,009





UNDERWRITERS

DISTRIBUTION OF SECURITIES
The Fund and the distributor are parties to a Distribution and Shareholder Servicing Agreement under which the distributor acts as the exclusive agent for distribution of shares of the Portfolios. The distributor accepts orders for the purchase of Portfolio shares, which are offered continuously.

COMPENSATION
The distributor, which is an affiliated person of RiverSource Investments, which is an affiliated person of the Fund, did not receive any commissions or other compensation from the Fund during the fiscal year ended December 31, 2009.


PAYMENTS TO UNAFFILIATED AND AFFILIATED INSURANCE COMPANIES


The Portfolios are sold as underlying investment options of variable insurance policies and annuity contracts (products) offered by unaffiliated insurance companies and affiliated insurance companies, such as RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies, as a result of the Companies including the Portfolios as investment options in the products. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Portfolios. The amount of payment from sponsors of unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as "revenue sharing payments," and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, subaccounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.




FINANCIAL STATEMENTS


The Annual Report to Shareholders for the year ended December 31, 2009 for the Fund's Portfolios contains a portfolio of the investments of each Portfolio as of December 31, 2009, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report were audited by the independent registered accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400 Minneapolis, MN55402-4509, and are incorporated herein by reference. The financial statements for periods ended on or before Dec. 31 , 2008 were audited by other auditors. The Annual Report and Mid-Year Report will be furnished without charge to investors who request copies of this SAI.




Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 43

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS


In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the "District Court"). In response to defendant's motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the "Eighth Circuit") on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary of judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court ("Supreme Court"), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in this case and remanded to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.


In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Board of Directors/Trustees.

In September 2006, the Office of the Attorney General of the State of New York ("NYAG") commenced a civil action in New York State Supreme Court against J. &
W. Seligman & Co. Incorporated ("Seligman"), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the "Seligman Parties"), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows:
$150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or


Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 44
its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

GENERAL INFORMATION


CUSTODIANS. The funds' securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.



As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund's custodian agreement.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Fund. Their address is 220 S. 6th Street #1400, Minneapolis, MN 55402.


On March 11, 2009, the Audit Committee of the Board of Directors recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Fund (as defined in the 1940 Act), approved Ernst & Young LLP as the independent registered public accounting firm to serve as auditors for the Fund. Ernst & Young LLP began service as the Fund's independent registered public accounting firm effective March 18, 2009. For the fiscal years ended December 31, 2008 and December 31, 2007, the Fund's independent registered public accounting firm was Deloitte & Touche LLP.




During the Fund's fiscal years ended December 31, 2008 and 2007 and the subsequent interim period preceding Ernst & Young LLP's appointment, neither the Fund nor anyone on behalf of the Fund consulted with Ernst & Young LLP on any matter regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, and neither a written report was provided to the Fund nor oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Fund in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.



Seligman Portfolio Funds
Statement of Additional Information - April 30, 2010                     Page 45

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (95.0%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.9%)
Goodrich                                                   860                $55,255
ITT                                                      1,000                 49,740
Precision Castparts                                      1,100                121,385
                                                                      ---------------
Total                                                                         226,380
-------------------------------------------------------------------------------------

AIRLINES (0.8%)
Delta Air Lines                                          5,760(b)              65,549
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.4%)
Alexion Pharmaceuticals                                    830(b)              40,521
Dendreon                                                 2,580(b,e)            67,802
Vertex Pharmaceuticals                                   1,800(b)              77,130
                                                                      ---------------
Total                                                                         185,453
-------------------------------------------------------------------------------------

CAPITAL MARKETS (0.7%)
Invesco                                                  2,300                 54,027
-------------------------------------------------------------------------------------

CHEMICALS (1.8%)
Celanese Series A                                        1,300                 41,730
Ecolab                                                     800                 35,664
Potash Corp of Saskatchewan                                560(c)              60,760
                                                                      ---------------
Total                                                                         138,154
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Avery Dennison                                           1,090                 39,774
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.6%)
Blue Coat Systems                                        6,060(b,e)           172,952
Brocade Communications Systems                           4,690(b,e)            35,785
F5 Networks                                              1,320(b)              69,934
                                                                      ---------------
Total                                                                         278,671
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.9%)
Seagate Technology                                       3,790(c)              68,940
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.6%)
Fluor                                                      800                 36,032
Foster Wheeler                                           4,060(b)             119,526
Quanta Services                                          1,990(b)              41,472
                                                                      ---------------
Total                                                                         197,030
-------------------------------------------------------------------------------------

CONSUMER FINANCE (1.0%)
Capital One Financial                                    2,020                 77,447
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (2.0%)
Coinstar                                                 5,697(b,e)           158,263
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Interactive Brokers Group Cl A                           2,340(b,e)            41,465
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
Qwest Communications Intl                               13,500                 56,835
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
ITC Holdings                                             2,400(e)             125,016
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
General Cable                                            2,010(b,e)            59,134
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.6%)
Cameron Intl                                             1,160(b)              48,488
Natl Oilwell Varco                                       2,670                117,720
Noble                                                      910(c)              37,037
                                                                      ---------------
Total                                                                         203,245
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.0%)
Dole Food                                               12,575(b,e)           156,056
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Alcon                                                      580(c)              95,323
Intuitive Surgical                                         120(b)              36,398
                                                                      ---------------
Total                                                                         131,721
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE PROVIDERS & SERVICES (1.5%)
Express Scripts                                            850(b)             $73,483
WellPoint                                                  690(b)              40,220
                                                                      ---------------
Total                                                                         113,703
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.0%)
Cerner                                                     920(b,e)            75,845
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.8%)
Bally Technologies                                       2,440(b,e)           100,747
Scientific Games Cl A                                    2,430(b,e)            35,357
                                                                      ---------------
Total                                                                         136,104
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.7%)
Lennar Cl A                                              4,850                 61,935
Meritage Homes                                           5,500(b,e)           106,314
NVR                                                         60(b)              42,643
                                                                      ---------------
Total                                                                         210,892
-------------------------------------------------------------------------------------

INSURANCE (3.1%)
AFLAC                                                    1,610                 74,463
Principal Financial Group                                1,619                 38,921
Prudential Financial                                     2,535                126,141
                                                                      ---------------
Total                                                                         239,525
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (4.4%)
Equinix                                                    690(b,e)            73,244
SAVVIS                                                  18,876(b)             265,207
                                                                      ---------------
Total                                                                         338,451
-------------------------------------------------------------------------------------

IT SERVICES (6.5%)
Cognizant Technology Solutions Cl A                      4,970(b)             225,141
MasterCard Cl A                                          1,090                279,018
                                                                      ---------------
Total                                                                         504,159
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (3.2%)
Illumina                                                 3,110(b,e)            95,321
Millipore                                                1,010(b)              73,074
Waters                                                   1,220(b)              75,591
                                                                      ---------------
Total                                                                         243,986
-------------------------------------------------------------------------------------

MACHINERY (2.0%)
Cummins                                                    950                 43,567
Joy Global                                               2,190(e)             112,982
                                                                      ---------------
Total                                                                         156,549
-------------------------------------------------------------------------------------

MEDIA (0.9%)
CBS Cl B                                                 4,870(e)              68,424
-------------------------------------------------------------------------------------

METALS & MINING (1.9%)
Agnico-Eagle Mines                                       1,350(c)              72,900
United States Steel                                      1,400(e)              77,168
                                                                      ---------------
Total                                                                         150,068
-------------------------------------------------------------------------------------

MULTILINE RETAIL (3.7%)
Big Lots                                                 2,110(b,e)            61,148
Dollar General                                           5,913(b)             132,629
Kohl's                                                   1,740(b)              93,838
                                                                      ---------------
Total                                                                         287,615
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.2%)
Atlas Energy                                             3,570                107,708
Massey Energy                                            1,340                 56,293
Noble Energy                                               570                 40,595
Southwestern Energy                                        820(b)              39,524
                                                                      ---------------
Total                                                                         244,120
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.9%)
Avon Products                                            4,660                146,790
-------------------------------------------------------------------------------------

PHARMACEUTICALS (3.4%)
Medicis Pharmaceutical Cl A                              7,110                192,325
Perrigo                                                  1,670(e)              66,533
                                                                      ---------------
Total                                                                         258,858
-------------------------------------------------------------------------------------

ROAD & RAIL (1.9%)
CSX                                                      2,130                103,284
JB Hunt Transport Services                               1,260(e)              40,660
                                                                      ---------------
Total                                                                         143,944
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.3%)
Intersil Cl A                                            7,600(e)             116,584
Marvell Technology Group                                12,960(b,c)           268,919
Microsemi                                                9,430(b,e)           167,383
                                                                      ---------------
Total                                                                         552,886
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOFTWARE (6.8%)
Activision Blizzard                                      6,510(b)             $72,326
Citrix Systems                                           1,800(b)              74,898
McAfee                                                     820(b)              33,267
Rovi                                                    10,902(b)             347,446
                                                                      ---------------
Total                                                                         527,937
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (5.0%)
American Eagle Outfitters                                9,190                156,047
Dick's Sporting Goods                                    4,220(b)             104,951
GUESS?                                                   2,980                126,054
                                                                      ---------------
Total                                                                         387,052
-------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (2.0%)
Aegean Marine Petroleum Network                          5,540(c)             152,239
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
NII Holdings                                             2,770(b)              93,017
SBA Communications Cl A                                  1,100(b,e)            37,576
                                                                      ---------------
Total                                                                         130,593
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $5,929,596)                                                         $7,332,900
-------------------------------------------------------------------------------------



MONEY MARKET FUND (5.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                425,232(d)            $425,232
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $425,232)                                                             $425,232
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (21.3%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     1,645,551             $1,645,551
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $1,645,551)                                                         $1,645,551
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $8,000,379)(f)                                                      $9,403,683
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 9.79% of net assets.

(d) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(e) At Dec. 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.


--------------------------------------------------------------------------------
16  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(f) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $8,183,369 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $1,344,826
     Unrealized depreciation                           (124,512)
     ----------------------------------------------------------
     Net unrealized appreciation                     $1,220,314
     ----------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

--------------------------------------------------------------------------------
18  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
     Common Stocks(a)             $7,332,900           $--             $--        $7,332,900
--------------------------------------------------------------------------------------------
Total Equity Securities            7,332,900            --              --         7,332,900
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
     Fund(b)                         425,232            --              --           425,232
  Investments of Cash
     Collateral Received
     for Securities on Loan        1,645,551            --              --         1,645,551
--------------------------------------------------------------------------------------------
Total Other                        2,070,783            --              --         2,070,783
--------------------------------------------------------------------------------------------
Total                             $9,403,683           $--             $--        $9,403,683
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  19

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $5,929,596)                      $ 7,332,900
  Affiliated money market fund (identified cost $425,232)                     425,232
  Investments of cash collateral received for securities on loan
    (identified cost $1,645,551)                                            1,645,551
-------------------------------------------------------------------------------------
Total investments in securities (identified cost $8,000,379)                9,403,683
Capital shares receivable                                                          95
Dividends and accrued interest receivable                                       2,797
-------------------------------------------------------------------------------------
Total assets                                                                9,406,575
-------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                          5,854
Payable upon return of securities loaned                                    1,645,551
Accrued investment management services fees                                     2,271
Accrued distribution fees                                                       1,017
Accrued transfer agency fees                                                      384
Accrued administrative services fees                                              384
Other accrued expenses                                                         28,212
-------------------------------------------------------------------------------------
Total liabilities                                                           1,683,673
-------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $ 7,722,902
-------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                          $       594
Additional paid-in capital                                                 15,790,608
Excess of distributions over net investment income                             (6,911)
Accumulated net realized gain (loss)                                       (9,464,693)
Unrealized appreciation (depreciation) on investments and on translation
  of assets and liabilities in foreign currencies                           1,403,304
-------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $ 7,722,902
-------------------------------------------------------------------------------------
*Value of securities on loan                                              $ 1,595,620
-------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                            NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class 1                     $2,794,644              211,823                      $13.19
Class 2                     $4,928,258              381,965                      $12.90
---------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                              46,873
Interest                                                                3,694
Income distributions from affiliated money market fund                    416
Income from securities lending -- net                                   2,135
  Less foreign taxes withheld                                            (993)
-----------------------------------------------------------------------------
Total income                                                           52,125
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                    24,523
Distribution fees -- Class 2                                           10,460
Transfer agency fees
  Class 1                                                               3,030
  Class 2                                                               4,554
Administrative services fees                                            2,792
Compensation of board members                                             203
Custodian fees                                                         18,601
Printing and postage                                                   13,833
Professional fees                                                      23,731
Other                                                                   1,033
-----------------------------------------------------------------------------
Total expenses                                                        102,760
-----------------------------------------------------------------------------
Investment income (loss) -- net                                       (50,635)
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                    (112,012)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                2,820,116
-----------------------------------------------------------------------------
Net gain (loss) on investments                                      2,708,104
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $2,657,469
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                       2009         2008
OPERATIONS
Investment income (loss) -- net                                    $   (50,635) $   (72,460)
Net realized gain (loss) on investments                               (112,012)  (3,182,383)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 2,820,116   (1,775,876)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      2,657,469   (5,030,719)
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class 1 shares                                                        41,379       68,375
  Class 2 shares                                                       760,536    1,804,456
Payments for redemptions
  Class 1 shares                                                      (506,596)    (913,055)
  Class 2 shares                                                    (1,009,101)    (998,243)
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     (713,782)     (38,467)
-------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              1,943,687   (5,069,186)
Net assets at beginning of year                                      5,779,215   10,848,401
-------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 7,722,902  $ 5,779,215
-------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $    (6,911) $      (541)
-------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges.

                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.87       $17.03      $14.62      $13.78      $12.25
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.07)        (.10)       (.14)       (.05)       (.06)
Net gains (losses) (both realized and
 unrealized)                                         4.39        (8.06)       2.55         .89        1.59
----------------------------------------------------------------------------------------------------------
Total from investment operations                     4.32        (8.16)       2.41         .84        1.53
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $13.19        $8.87      $17.03      $14.62      $13.78
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       48.70%      (47.92%)     16.48%       6.10%      12.49%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.43%        1.32%       1.18%       1.05%       1.03%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.63%)       (.71%)      (.83%)      (.33%)      (.50%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $3           $2          $5          $6          $8
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              144%         240%        196%        203%        174%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED DEC. 31,
CLASS 2                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.69       $16.74      $14.40      $13.61      $12.13
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.09)        (.13)       (.18)       (.08)       (.09)
Net gains (losses) (both realized and
 unrealized)                                         4.30        (7.92)       2.52         .87        1.57
----------------------------------------------------------------------------------------------------------
Total from investment operations                     4.21        (8.05)       2.34         .79        1.48
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.90        $8.69      $16.74      $14.40      $13.61
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       48.45%      (48.09%)     16.25%       5.80%      12.20%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.63%        1.57%       1.43%       1.30%       1.28%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.85%)       (.96%)     (1.08%)      (.58%)      (.75%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $5           $3          $5          $5          $5
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              144%         240%        196%        203%        174%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Capital Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940
Act) as a diversified, opened-end management investment company. The Fund has 100 million authorized shares of capital stock. The Fund primarily invests in the common stock of medium sized U.S. companies.

The Fund offers Class 1 and Class 2 shares, which are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.


--------------------------------------------------------------------------------
26  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually,

--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is equal to 0.355% of the Fund's average daily net assets. Prior to May 11, 2009, the Investment Manager received an annual fee equal to 0.40% of the Fund's average daily net assets. The management fee for the year ended Dec. 31, 2009 was 0.37% of the Fund's average daily net assets. The reduction in the investment management services fee on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.04% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.


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28  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $40.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. Effective May 11, 2009, the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays the Distributor a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class 1.............................................  0.99%
Class 2.............................................  1.24


* In addition to the fees and expenses which each Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales or maturities of securities (other than short-term obligations) aggregated $8,996,985 and $9,532,008, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares for the periods indicated are as follows:

YEAR ENDED DEC. 31,                              2009     2008
---------------------------------------------------------------
CLASS 1
Sold                                             3,383    4,505
Redeemed                                       (49,615) (63,152)
---------------------------------------------------------------
Net increase (decrease)                        (46,232) (58,647)
---------------------------------------------------------------
CLASS 2
Sold                                            74,072  146,298
Redeemed                                       (93,782) (70,421)
---------------------------------------------------------------
Net increase (decrease)                        (19,710)  75,877
---------------------------------------------------------------


6. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $1,595,620 were on loan, secured by cash collateral of $1,645,551 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the

--------------------------------------------------------------------------------
30  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $2,135 earned from securities lending for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $2,847,237 and $2,422,005, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

Under a credit facility which was effective until June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings for the period from Jan. 1, 2009 through June 17, 2009.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of passive foreign investment company (PFIC) holdings, investments in partnerships, post-October losses and losses deferred due to wash sales.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $44,265 and accumulated net realized loss has been increased by $3,459 resulting in a net reclassification adjustment to decrease paid-in capital by $40,806.

At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $        --
Undistributed accumulated long-term gain.......  $        --
Accumulated realized loss......................  $(9,288,464)
Unrealized appreciation (depreciation).........  $ 1,220,164


For federal income tax purposes, the Fund had a capital loss carry-over of $9,244,901 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:


   2010          2016          2017
$6,090,929    $1,961,725    $1,192,247


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund had a post-October loss of $43,563 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through

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32  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered

--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to

--------------------------------------------------------------------------------
34  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  -----------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
SELIGMAN CAPITAL PORTFOLIO


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Capital Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


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36  SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Capital Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
              SELIGMAN PORTFOLIOS -- CAPITAL PORTFOLIO -- 2009 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS -------------------------------------------------------


DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.6%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.7%)
General Dynamics                                          322                 $21,951
Northrop Grumman                                          253                  14,130
Raytheon                                                  197                  10,149
                                                                      ---------------
Total                                                                          46,230
-------------------------------------------------------------------------------------

BEVERAGES (3.4%)
Coca-Cola                                               1,120                  63,841
Coca-Cola Enterprises                                     467                   9,900
PepsiCo                                                   334                  20,307
                                                                      ---------------
Total                                                                          94,048
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Biogen Idec                                                96(b)                5,136
-------------------------------------------------------------------------------------

CAPITAL MARKETS (5.2%)
Charles Schwab                                            518(e)                9,749
Franklin Resources                                         53                   5,584
Goldman Sachs Group                                       518                  87,458
Morgan Stanley                                          1,340                  39,664
                                                                      ---------------
Total                                                                         142,455
-------------------------------------------------------------------------------------

CHEMICALS (1.3%)
Air Products & Chemicals                                  102                   8,268
Dow Chemical                                              945                  26,110
                                                                      ---------------
Total                                                                          34,378
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.8%)
BB&T                                                      312(e)                7,915
Fifth Third Bancorp                                       633                   6,172
PNC Financial Services Group                              465                  24,547
SunTrust Banks                                            469(e)                9,516
Wells Fargo & Co                                        1,060                  28,610
                                                                      ---------------
Total                                                                          76,760
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.7%)
Cisco Systems                                           3,119(b)               74,669
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (9.6%)
Apple                                                     623(b)              131,367
Dell                                                      920(b)               13,211
IBM                                                       701                  91,761
NetApp                                                    411(b)               14,134
Western Digital                                           311(b)               13,731
                                                                      ---------------
Total                                                                         264,204
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
Capital One Financial                                     303(e)               11,617
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.0%)
Bank of America                                         6,287                  94,683
Citigroup                                              10,759                  35,612
IntercontinentalExchange                                   64(b,e)              7,187
                                                                      ---------------
Total                                                                         137,482
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.7%)
AT&T                                                    2,676                  75,008
CenturyTel                                                131                   4,744
Verizon Communications                                  1,494                  49,496
                                                                      ---------------
Total                                                                         129,248
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
FirstEnergy                                               160                   7,432
Progress Energy                                           129                   5,290
                                                                      ---------------
Total                                                                          12,722
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.2%)
Corning                                                 1,346                  25,991
Tyco Electronics                                          298(c)                7,316
                                                                      ---------------
Total                                                                          33,307
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.5%)
Baker Hughes                                              323(e)               13,075
Ensco Intl ADR                                            245(c)                9,785
Natl Oilwell Varco                                        389                  17,151
                                                                      ---------------
Total                                                                          40,011
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

FOOD & STAPLES RETAILING (2.0%)
Walgreen                                                  264                  $9,694
Wal-Mart Stores                                           825                  44,096
                                                                      ---------------
Total                                                                          53,790
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Archer-Daniels-Midland                                    681                  21,322
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
CareFusion                                                 88(b)                2,201
St. Jude Medical                                          141(b)                5,186
                                                                      ---------------
Total                                                                           7,387
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.7%)
Aetna                                                     440                  13,948
Cardinal Health                                           375                  12,090
CIGNA                                                     799                  28,181
McKesson                                                  122                   7,625
UnitedHealth Group                                      1,596                  48,646
WellPoint                                                 322(b)               18,769
                                                                      ---------------
Total                                                                         129,259
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.1%)
McDonald's                                                616                  38,463
Starbucks                                                 861(b)               19,855
                                                                      ---------------
Total                                                                          58,318
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)
Procter & Gamble                                          238                  14,430
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.6%)
General Electric                                        4,007                  60,625
Tyco Intl                                                 267(c)                9,527
                                                                      ---------------
Total                                                                          70,152
-------------------------------------------------------------------------------------

INSURANCE (5.8%)
AFLAC                                                     145                   6,706
Allstate                                                1,474                  44,280
Chubb                                                     194                   9,541
Hartford Financial Services Group                         463                  10,769
Lincoln Natl                                              305                   7,588
MetLife                                                   350                  12,373
Principal Financial Group                                 476(e)               11,443
Progressive                                               582(b)               10,470
Prudential Financial                                      234                  11,644
Torchmark                                                 134(e)                5,889
Travelers Companies                                       573                  28,570
                                                                      ---------------
Total                                                                         159,273
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.0%)
Amazon.com                                                212(b)               28,518
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.5%)
eBay                                                      598(b,e)             14,077
-------------------------------------------------------------------------------------

IT SERVICES (1.1%)
Automatic Data Processing                                 149                   6,380
Cognizant Technology Solutions Cl A                       350(b)               15,856
Computer Sciences                                         146(b)                8,399
                                                                      ---------------
Total                                                                          30,635
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
Life Technologies                                         123(b)                6,424
-------------------------------------------------------------------------------------

MACHINERY (0.8%)
Illinois Tool Works                                       207                   9,934
Ingersoll-Rand                                            365(c)               13,045
                                                                      ---------------
Total                                                                          22,979
-------------------------------------------------------------------------------------

MEDIA (1.8%)
CBS Cl B                                                  921                  12,940
News Corp Cl A                                          1,544                  21,137
Viacom Cl B                                               497(b)               14,776
                                                                      ---------------
Total                                                                          48,853
-------------------------------------------------------------------------------------

METALS & MINING (3.9%)
Alcoa                                                   1,333                  21,488
Allegheny Technologies                                    151(e)                6,760
Freeport-McMoRan Copper & Gold                            469(b)               37,656
Newmont Mining                                            351                  16,606
Nucor                                                     140(e)                6,531
United States Steel                                       325(e)               17,914
                                                                      ---------------
Total                                                                         106,955
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
JC Penney                                                 339(e)                9,020
Kohl's                                                    162(b)                8,737
                                                                      ---------------
Total                                                                          17,757
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MULTI-UTILITIES (0.6%)
Consolidated Edison                                       134                  $6,088
PG&E                                                      209                   9,331
                                                                      ---------------
Total                                                                          15,419
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (12.1%)
Chevron                                                 2,085                 160,525
ConocoPhillips                                          1,179                  60,212
Hess                                                      224                  13,552
Marathon Oil                                            1,119                  34,935
Murphy Oil                                                181                   9,810
Occidental Petroleum                                      433                  35,225
Valero Energy                                           1,128                  18,894
                                                                      ---------------
Total                                                                         333,153
-------------------------------------------------------------------------------------

PHARMACEUTICALS (11.4%)
Abbott Laboratories                                       430                  23,216
Allergan                                                   85                   5,356
Forest Laboratories                                       352(b)               11,303
Johnson & Johnson                                       1,202                  77,421
Merck & Co                                              1,725                  63,032
Pfizer                                                  7,331                 133,350
                                                                      ---------------
Total                                                                         313,678
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
Broadcom Cl A                                             478(b)               15,033
NVIDIA                                                    827(b,e)             15,448
                                                                      ---------------
Total                                                                          30,481
-------------------------------------------------------------------------------------

SOFTWARE (0.1%)
Intuit                                                    123(b)                3,777
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.9%)
Bed Bath & Beyond                                         159(b)                6,142
Best Buy                                                  163                   6,432
Gap                                                       369                   7,731
Home Depot                                              1,981                  57,310
Sherwin-Williams                                           55(e)                3,391
                                                                      ---------------
Total                                                                          81,006
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Coach                                                     353                  12,895
Nike Cl B                                                 137                   9,052
                                                                      ---------------
Total                                                                          21,947
-------------------------------------------------------------------------------------

TOBACCO (0.3%)
Lorillard                                                  93                   7,461
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Sprint Nextel                                           2,810(b)               10,285
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $2,438,536)                                                         $2,709,603
-------------------------------------------------------------------------------------





EQUITY-LINKED NOTES (0.4%)(h)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

Lehman Brothers Holdings
 Sr Unsecured
 09-14-08                            53.31%            $33,000(b,d,f,g)        $4,568
 10-02-08                            39.50              33,000(b,d,f,g)         5,068
                                                                      ---------------
Total                                                                           9,636
-------------------------------------------------------------------------------------
TOTAL EQUITY-LINKED NOTES
(Cost: $66,000)                                                                $9,636
-------------------------------------------------------------------------------------





MONEY MARKET FUND (1.8%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                50,094(i)              $50,094
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $50,094)                                                               $50,094
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (4.8%)
                                                       SHARES                VALUE(a)
JPMorgan Prime Money Market Fund                      132,735                $132,735
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $132,735)                                                             $132,735
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,687,365)(j)                                                      $2,902,068
=====================================================================================






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depository Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities represented 1.44% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $9,636 or 0.35% of net assets.

(e) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(f)  This position is in bankruptcy.

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2009 was $9,636 representing 0.35% of net assets. Information concerning such security holdings at Dec. 31, 2009 is as follows:

                                             ACQUISITION
     SECURITY                                   DATES           COST
     ----------------------------------------------------------------
     Lehman Brothers Holdings Sr Unsecured
       53.31% 2008                             03-07-08       $33,000
       39.50% 2008                             03-26-08        33,000


(h) Equity-Linked Notes (ELNs) are notes created by a counterparty, typically an investment bank, that may bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities of third party issuers or the value of an index. The exchanged value may be limited to an amount less than the actual value of the underlying stocks or value of an index at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

(i) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(j) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $2,702,498 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $400,059
     Unrealized depreciation                          (200,489)
     ---------------------------------------------------------
     Net unrealized appreciation                      $199,570
     ---------------------------------------------------------





--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
18  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                $2,709,603             $--           $--        $2,709,603
--------------------------------------------------------------------------------------------
Total Equity Securities            2,709,603              --            --         2,709,603
--------------------------------------------------------------------------------------------
Other
  Equity-Linked Notes                     --           9,636            --             9,636
  Affiliated Money Market
    Fund(b)                           50,094              --            --            50,094
  Investments of Cash
    Collateral Received for
    Securities on Loan               132,735              --            --           132,735
--------------------------------------------------------------------------------------------
Total Other                          182,829           9,636            --           192,465
--------------------------------------------------------------------------------------------
Total                             $2,892,432          $9,636           $--        $2,902,068
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  19

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $2,504,536)               $ 2,719,239
  Affiliated money market fund (identified cost $50,094)                50,094
  Investments of cash collateral received for securities on loan
    (identified cost $132,735)                                         132,735
------------------------------------------------------------------------------
Total investments in securities (identified cost $2,687,365)         2,902,068
Dividends and accrued interest receivable                                2,707
------------------------------------------------------------------------------
Total assets                                                         2,904,775
------------------------------------------------------------------------------
LIABILITIES
Payable upon return of securities loaned                               132,735
Accrued investment management services fees                                825
Accrued transfer agency fees                                               140
Accrued administrative services fees                                       140
Other accrued expenses                                                  21,663
------------------------------------------------------------------------------
Total liabilities                                                      155,503
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 2,749,272
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $       379
Additional paid-in capital                                           5,982,270
Undistributed net investment income                                     28,138
Accumulated net realized gain (loss)                                (3,476,218)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                           214,703
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 2,749,272
------------------------------------------------------------------------------
Shares outstanding                                                     379,079
------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock             $      7.25
------------------------------------------------------------------------------
*Value of securities on loan                                       $   128,740
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  60,484
Interest                                                                 311
Income distributions from affiliated money market fund                    51
Income from securities lending -- net                                  1,311
----------------------------------------------------------------------------
Total income                                                          62,157
----------------------------------------------------------------------------
Expenses:
Investment management services fees                                    9,201
Transfer agency fees                                                   1,011
Administrative services fees                                           1,011
Compensation of board members                                            201
Custodian fees                                                         8,598
Printing and postage                                                   8,461
Professional fees                                                     23,102
Other                                                                    490
----------------------------------------------------------------------------
Total expenses                                                        52,075
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                       (18,885)
----------------------------------------------------------------------------
Total net expenses                                                    33,190
----------------------------------------------------------------------------
Investment income (loss) -- net                                       28,967
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                   (132,313)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         571,126
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                438,813
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 467,780
----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED DEC. 31,                                                      2009         2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   28,967  $   101,862
Net realized gain (loss) on security transactions                    (132,313)  (2,445,408)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                          571,126       27,510
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       467,780   (2,316,036)
------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                              (100,000)    (186,201)
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                          37,584      130,290
Net asset value of shares issued for reinvestment of
  distributions                                                       100,000      186,201
Payments for redemptions of shares                                   (403,209)    (866,634)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (265,625)    (550,143)
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               102,155   (3,052,380)
Net assets at beginning of year                                     2,647,117    5,699,497
------------------------------------------------------------------------------------------
Net assets at end of year                                          $2,749,272  $ 2,647,117
------------------------------------------------------------------------------------------
Undistributed net investment income                                $   28,138  $   100,700
------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of the Fund held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED DEC. 31,
                                                   -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.23       $12.19      $12.56      $10.87      $10.84
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07          .24         .34         .14         .10
Net gains (losses) (both realized and
 unrealized)                                         1.22        (5.73)       (.54)       1.70         .12
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.29        (5.49)       (.20)       1.84         .22
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.27)        (.47)       (.17)       (.15)       (.19)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.25        $6.23      $12.19      $12.56      $10.87
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       20.72%      (45.07%)     (1.60%)     16.92%       2.03%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               2.09%        1.26%       1.12%        .90%        .86%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.33%        1.26%       1.12%        .90%        .86%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.16%        2.45%       2.64%       1.14%        .95%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $3           $3          $6          $8          $8
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               77%         131%        117%         96%         70%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Common Stock Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. The Fund offers Class 1 shares as an investment medium for variable annuity and life insurance separate accounts offered by various insurance companies. The Fund has 100 million authorized shares of capital stock. The Fund usually invests in the common stock of larger U.S. companies (e.g. companies with market capitalizations over $3 billion at the time of investment); however, it may invest in companies of any size. The Fund may also invest in fixed-income securities and cash equivalents.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included

--------------------------------------------------------------------------------
24  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61(st) day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the

--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At Dec. 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Dec. 31, 2009 was $9,636 representing 0.35% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.


--------------------------------------------------------------------------------
26  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices.

--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

OPTION TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange, or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments

--------------------------------------------------------------------------------
28  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



(undiscounted) that the Fund could be required to make as a guarantor for written put options. For OTC option contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


   AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN
                              INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              OPTIONS
-----------------------------------------------------------------
Equity contracts                                   $(31,478)
-----------------------------------------------------------------
Total                                              $(31,478)
-----------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                       RECOGNIZED IN INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              OPTIONS
-----------------------------------------------------------------
Equity contracts                                    $30,878
-----------------------------------------------------------------
Total                                               $30,878
-----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
OPTIONS
At Dec. 31, 2009, the Fund had no outstanding options contracts. During the year ended Dec. 31, 2009, the Fund's transactions in options contracts were limited to the expiration of those contracts open at the beginning of the year.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is equal to 0.355% of the Fund's average daily net assets. Prior to May 11, 2009, the Investment Manager received an annual fee equal to 0.40% of the Fund's average daily net assets. The management fee for the year ended Dec. 31, 2009 was 0.37% of the Fund's average daily net assets. The reduction in the investment management services fee on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. For the period from May 11, 2009 to Dec. 31, 2009, the fee was 0.04% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $17.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family


--------------------------------------------------------------------------------
30  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. Effective May 11, 2009 the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were 1.33% of the Fund average daily net assets.

The management fees and other expenses waived/reimbursed at the Fund level were $18,885.

Effective May 11, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 1.26% of the class average daily net assets.

Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.91% of the class average daily net assets.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,910,573 and $2,251,692, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                              2009    2008*
---------------------------------------------------------------
Sold                                             5,553   12,217
Reinvested distributions                        13,661   29,603
Redeemed                                       (65,041) (84,322)
---------------------------------------------------------------
Net increase (decrease)                        (45,827) (42,502)
---------------------------------------------------------------


* Certain line items from the prior year have been renamed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $128,740 were on loan, secured by cash collateral of $132,735 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for

--------------------------------------------------------------------------------
32  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



services provided and any other securities lending expenses. Net income of $1,311 earned from securities lending for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $278,661 and $228,567, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

Under a credit facility which was effective until June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings for the period from Jan. 1, 2009 through June 17, 2009.

10. LEHMAN BROTHERS HOLDINGS INC. EQUITY-LINKED NOTES

At Dec. 31, 2009, the Fund held two Lehman Brothers Holdings Inc. (Lehman Brothers) equity-linked notes that went into default as of their respective maturity dates, Sept. 14, 2008 and Oct. 2, 2008, each with a principal amount of $33,000. Lehman Brothers filed a Chapter 11 bankruptcy petition on Sept. 15, 2008. It is likely that the Fund will receive less than the maturity value of the notes (amounting to $46,439) pending the outcome of the bankruptcy proceedings. These holding have been determined to be illiquid.

The notes are being valued by the Investment Manager at an estimate of the amount recoverable based on the maturity value of the notes discounted by the observable price of Lehman Brothers senior notes. At Dec. 31, 2009, the

--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


aggregate value of the notes was $9,636 which represented 0.35% of the Fund's net assets.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of options contracts, re-characterization of real estate investment trust (REIT) distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,529 and accumulated net realized loss has been decreased by $1,529.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31                              2009      2008
----------------------------------------------------------------
Ordinary income                               $100,000  $186,201


At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income....................  $    28,195
Undistributed accumulated long-term gain.........  $        --
Accumulated realized loss........................  $(3,461,085)
Unrealized appreciation (depreciation)...........  $   199,513


For federal income tax purposes, the Fund had a capital loss carry-over of $3,443,755 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:


  2010        2011        2016         2017
$519,960    $366,561    $632,912    $1,924,322


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund

--------------------------------------------------------------------------------
34  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


had a post-October loss of $17,330 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a

--------------------------------------------------------------------------------
36  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN COMMON STOCK PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Common Stock Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
38  SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Common Stock Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
         SELIGMAN PORTFOLIOS -- COMMON STOCK PORTFOLIO -- 2009 ANNUAL REPORT  39

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (94.3%)
ISSUER                                                 SHARES                VALUE(a)

COMMUNICATIONS EQUIPMENT (9.0%)
Cisco Systems                                          113,200(b)          $2,710,008
Nortel Networks                                             16(b,c,e)              --
Polycom                                                  6,600(b)             164,802
QUALCOMM                                                46,800              2,164,968
                                                                      ---------------
Total                                                                       5,039,778
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (15.0%)
Apple                                                   12,900(b)           2,720,094
Dell                                                    20,500(b)             294,380
Electronics for Imaging                                 66,200(b)             861,262
EMC                                                     57,000(b)             995,790
Hewlett-Packard                                         28,300              1,457,733
NetApp                                                  27,921(b)             960,203
Teradata                                                21,800(b)             685,174
Western Digital                                          9,400(b)             415,010
                                                                      ---------------
Total                                                                       8,389,646
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
Deutsche Telekom ADR                                    36,600(c)             538,020
Qwest Communications Intl                               62,700                263,967
Telecom Italia                                         161,300(c)             251,251
                                                                      ---------------
Total                                                                       1,053,238
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.2%)
AGA Medical Holdings                                    13,273(b)             196,042
Inverness Medical Innovations                            3,200(b)             132,832
Medtronic                                                6,200                272,676
St. Jude Medical                                        32,700(b)           1,202,706
                                                                      ---------------
Total                                                                       1,804,256
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Emdeon Cl A                                              3,811(b)              58,118
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (6.6%)
eBay                                                    22,328(b)             525,601
Open Text                                               58,071(b,c)         2,360,586
VeriSign                                                34,700(b,d)           841,128
                                                                      ---------------
Total                                                                       3,727,315
-------------------------------------------------------------------------------------

IT SERVICES (6.0%)
Amdocs                                                 100,587(b,c)         2,869,747
Fidelity Natl Information Services                      20,900                489,896
                                                                      ---------------
Total                                                                       3,359,643
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.4%)
Life Technologies                                        4,562(b)             238,273
-------------------------------------------------------------------------------------

MEDIA (1.2%)
DreamWorks Animation SKG Cl A                           16,600(b)             663,170
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.0%)
Xerox                                                   61,800                522,828
-------------------------------------------------------------------------------------

PHARMACEUTICALS (1.5%)
Abbott Laboratories                                     16,000                863,840
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.5%)
Avago Technologies                                      18,800(b,c)           343,852
Lam Research                                             4,400(b)             172,524
Marvell Technology Group                                21,159(b,c,d)         439,049
Microchip Technology                                     6,200                180,172
Natl Semiconductor                                      18,700(d)             287,232
Novellus Systems                                        45,900(b)           1,071,306
Teradyne                                                31,300(b,d)           335,849
Xilinx                                                  11,100                278,166
                                                                      ---------------
Total                                                                       3,108,150
-------------------------------------------------------------------------------------

SOFTWARE (42.9%)
Adobe Systems                                           12,200(b)             448,716
Aspen Technology                                        34,400(b)             337,292
BMC Software                                            55,700(b)           2,233,570
Check Point Software Technologies                       88,165(b,c)         2,987,031
McAfee                                                  10,700(b)             434,099
Mentor Graphics                                        106,200(b)             937,746
Micro Focus Intl                                        26,700(c)             195,353
Microsoft                                               97,800              2,981,922
NICE Systems ADR                                         5,500(b,c)           170,720
Nuance Communications                                  116,800(b)           1,815,072
Oracle                                                 113,200              2,777,928
Parametric Technology                                  134,607(b)           2,199,478
Solar Winds                                              5,294(b)             121,815


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SOFTWARE (CONT.)
SonicWALL                                               16,700(b)            $127,087
Symantec                                               157,223(b)           2,812,719
Synopsys                                               156,000(b)           3,475,681
                                                                      ---------------
Total                                                                      24,056,229
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $47,694,848)                                                       $52,884,484
-------------------------------------------------------------------------------------



MONEY MARKET FUND (6.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%              3,512,809(f)          $3,512,809
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $3,512,809)                                                         $3,512,809
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (12.0%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     6,704,191             $6,704,191
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $6,704,191)                                                         $6,704,191
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $57,911,848)(g)                                                    $63,101,484
=====================================================================================





The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depository Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 18.11% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e)  Negligible market value.

(f) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(g) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $58,322,302 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $6,402,137
     Unrealized depreciation                         (1,622,955)
     ----------------------------------------------------------
     Net unrealized appreciation                     $4,779,182
     ----------------------------------------------------------





--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
18 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                              --------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)
    Diversified
     Telecommunication
     Services                       $801,987        $251,251          $--         $1,053,238
    Software                      23,860,876         195,353           --         24,056,229
  All Other Industries(b)         27,775,017              --           --         27,775,017
--------------------------------------------------------------------------------------------
Total Equity Securities           52,437,880         446,604           --         52,884,484
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                        3,512,809              --           --          3,512,809
  Investments of Cash
    Collateral Received
    for Securities on Loan         6,704,191              --           --          6,704,191
--------------------------------------------------------------------------------------------
Total Other                       10,217,000              --           --         10,217,000
--------------------------------------------------------------------------------------------
Total                            $62,654,880        $446,604          $--        $63,101,484
--------------------------------------------------------------------------------------------


(a) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(b) All industry classifications are identified in the Portfolio of Investments.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.





--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
20 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $47,694,848)                52,884,484
  Affiliated money market fund (identified cost $3,512,809)           3,512,809
  Investments of cash collateral received for securities on loan
    (identified cost $6,704,191)                                      6,704,191
-------------------------------------------------------------------------------
Total investments in securities (identified cost $57,911,848)        63,101,484
Foreign currency holdings (identified cost $15)                              15
Capital shares receivable                                                53,191
Dividends and accrued interest receivable                                10,835
Receivable for investment securities sold                               129,524
-------------------------------------------------------------------------------
Total assets                                                         63,295,049
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   15,279
Payable for investment securities purchased                             421,195
Payable upon return of securities loaned                              6,704,191
Accrued investment management services fees                              32,901
Accrued distribution fees                                                 6,022
Accrued transfer agency fees                                              2,800
Accrued administrative services fees                                      2,800
Other accrued expenses                                                   32,808
-------------------------------------------------------------------------------
Total liabilities                                                     7,217,996
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 56,077,053
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $      2,835
Additional paid-in capital                                           66,982,251
Excess of distributions over net investment income                       (1,113)
Accumulated net realized gain (loss)                                (16,096,564)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          5,189,644
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 56,077,053
-------------------------------------------------------------------------------
*Value of securities on loan                                       $  6,453,184
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $26,653,931            1,329,584                      $20.05
Class B                     $29,423,122            1,505,482                      $19.54
----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  21

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                              164,293
Interest                                                                 4,196
Income distributions from affiliated money market fund                   6,448
Income from securities lending -- net                                    5,804
  Less foreign taxes withheld                                             (669)
------------------------------------------------------------------------------
Total income                                                           180,072
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    305,415
Distribution fees -- Class 2                                            47,901
Transfer agency fees
  Class 1                                                               18,761
  Class 2                                                                7,756
Administrative services fees                                            18,678
Compensation of board members                                            1,317
Custodian fees                                                          34,405
Printing and postage                                                    26,322
Professional fees                                                       41,239
Other                                                                    5,932
------------------------------------------------------------------------------
Total expenses                                                         507,726
------------------------------------------------------------------------------
Investment income (loss) -- net                                       (327,654)
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                              1,247,400
  Foreign currency transactions                                         (2,670)
------------------------------------------------------------------------------
Net realized gain (loss) on investments                              1,244,730
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                18,625,606
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               19,870,336
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $19,542,682
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                       2009          2008
OPERATIONS
Investment income (loss) -- net                                    $  (327,654) $   (382,458)
Net realized gain (loss) on investments                              1,244,730    (3,689,499)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                18,625,606   (15,112,469)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     19,542,682   (19,184,426)
--------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class 1 shares                                                       292,196     1,342,451
  Class 2 shares                                                    17,154,202     4,018,842
Payments for redemptions
  Class 1 shares                                                    (4,542,598)   (7,143,629)
  Class 2 shares                                                    (6,445,241)   (5,959,598)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    6,458,559    (7,741,934)
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             26,001,241   (26,926,360)
Net assets at beginning of year                                     30,075,812    57,002,172
--------------------------------------------------------------------------------------------
Net assets at end of year                                          $56,077,053  $ 30,075,812
--------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $    (1,113) $       (811)
--------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  23

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $12.54       $19.66      $17.04      $13.93      $12.92
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.11)        (.13)       (.11)       (.08)       (.10)
Net gains (losses) (both realized and
 unrealized)                                         7.62        (6.99)       2.73        3.19        1.11
----------------------------------------------------------------------------------------------------------
Total from investment operations                     7.51        (7.12)       2.62        3.11        1.01
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $20.05       $12.54      $19.66      $17.04      $13.93
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       59.89%      (36.22%)     15.37%      22.33%       7.82%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.10%        1.15%       1.10%       1.05%       1.10%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.68%)       (.78%)      (.59%)      (.54%)      (.77%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $27          $20         $38         $42         $47
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              147%         129%        199%        181%        133%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
24 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED DEC. 31,
CLASS 2                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $12.26       $19.27      $16.74      $13.72      $12.76
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.14)        (.17)       (.15)       (.12)       (.13)
Net gains (losses) (both realized and
 unrealized)                                         7.42        (6.84)       2.68        3.14        1.09
----------------------------------------------------------------------------------------------------------
Total from investment operations                     7.28        (7.01)       2.53        3.02         .96
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $19.54       $12.26      $19.27      $16.74      $13.72
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       59.38%      (36.38%)     15.11%      22.01%       7.52%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.31%        1.40%       1.35%       1.30%       1.35%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.87%)      (1.03%)      (.84%)      (.79%)     (1.02%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $29          $10         $19         $16         $12
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              147%         129%        199%        181%        133%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  25

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Communications and Information Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, opened-end management investment company. The Fund has 150 million authorized shares of capital stock. The Fund invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries.

The Fund offers Class 1 and Class 2 shares.

- Class 1 shares are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

- Class 2 shares are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies and qualified pension or retirement plans.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. Shares are also offered through certain qualified pension or retirement plans. You invest by purchasing a variable annuity contract or life insurance policy or through a qualified pension or retirement plan and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending

--------------------------------------------------------------------------------
26 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Dec. 31, 2009, foreign currency holdings were entirely comprised of Taiwan dollars.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.


--------------------------------------------------------------------------------
28 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices.

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities. At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the Fund had no outstanding derivatives.


--------------------------------------------------------------------------------
30 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009
       AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------------

                                                FORWARD FOREIGN
RISK EXPOSURE CATEGORY                        CURRENCY CONTRACTS
----------------------------------------------------------------
Foreign exchange contracts                          $5,378
----------------------------------------------------------------
Total                                               $5,378
----------------------------------------------------------------



    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                         RECOGNIZED IN INCOME
----------------------------------------------------------------------
                                                FORWARD FOREIGN
RISK EXPOSURE CATEGORY                        CURRENCY CONTRACTS
----------------------------------------------------------------
Foreign exchange contracts                            $--
----------------------------------------------------------------
Total                                                 $--
----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $4,000 for the year ended Dec. 31, 2009.

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is equal to 0.705% of the Fund's average daily net assets. Prior to May 11, 2009, the Investment Manager received an annual fee equal to 0.75% of the Fund's average daily net assets. The management fee for the year ended Dec. 31, 2009 was 0.72% of the Fund's average daily net assets. The reduction in the investment management services fee on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.04% of the Fund's average


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $213.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records. Effective May 11, 2009 the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class 1.............................................  0.99%
Class 2.............................................  1.24




--------------------------------------------------------------------------------
32 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $61,671,602 and $57,640,362, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                             2009      2008*
----------------------------------------------------------------
CLASS 1
Sold                                            17,383    78,101
Redeemed                                      (281,750) (437,386)
----------------------------------------------------------------
Net increase (decrease)                       (264,367) (359,285)
----------------------------------------------------------------

CLASS 2
Sold                                         1,096,161   232,317
Redeemed                                      (413,492) (374,650)
----------------------------------------------------------------
Net increase (decrease)                        682,669  (142,333)
----------------------------------------------------------------


* Certain line items from the prior year have been renamed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $6,453,184 were on loan, secured by cash collateral of $6,704,191 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $5,804 earned from securities lending for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $25,777,588 and $22,264,779, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing the prior credit facilities. The credit facility agreement, which is a

--------------------------------------------------------------------------------
34 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to the Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

For the period from June 17, 2009 through to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to the Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

Prior to June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings during the year ended Dec. 31, 2009.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $327,352 and accumulated net realized loss has been increased by $1,688 resulting in a net reclassification adjustment to decrease paid-in capital by $325,664.

At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $         --
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(15,686,110)
Unrealized appreciation (depreciation).........  $  4,778,077


For federal income tax purposes, the Fund had a capital loss carry-over of $15,686,110 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:

   2010          2011          2016         2017
$7,829,524    $5,578,202    $2,165,560    $112,824


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. RISKS RELATING TO CERTAIN INVESTMENTS

CONCENTRATION RISK.
The Fund concentrates its investments in companies in the communications, information and related industries. Therefore, the Fund may be susceptible to factors affecting these industries and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid

--------------------------------------------------------------------------------
36 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.


--------------------------------------------------------------------------------
38 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications & Information Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
40 SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Communications & Information Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- COMMUNICATIONS AND INFORMATION PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  41

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.3%)
ISSUER                                                 SHARES                VALUE(a)
APPLICATION SOFTWARE (21.3%)
Adobe Systems                                           1,600(b)              $58,848
AsiaInfo Holdings                                         560(b,c,d)           17,063
Aspen Technology                                        6,341(b)               62,173
JDA Software Group                                      3,800(b)               96,786
Longtop Financial Technologies ADR                      2,000(b,c,d)           74,040
Mentor Graphics                                         9,495(b,d)             83,841
Micro Focus Intl                                       31,215(c)              228,388
Misys                                                   9,500(b,c)             32,986
NICE Systems ADR                                        1,100(b,c,d)           34,144
Nuance Communications                                  11,300(b,d)            175,602
Parametric Technology                                  12,600(b,d)            205,884
SolarWinds                                                674(b)               15,509
Synopsys                                               12,600(b,d)            280,728
                                                                      ---------------
Total                                                                       1,365,992
-------------------------------------------------------------------------------------
AUTO COMPONENTS (0.5%)
NGK Spark Plug                                          3,000(c)               34,061
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (6.5%)
Cisco Systems                                           9,000(b)              215,460
QUALCOMM                                                4,300                 198,918
                                                                      ---------------
Total                                                                         414,378
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (16.4%)
Acer                                                   12,130(c)               36,439
Apple                                                   1,100(b)              231,946
Dell                                                    2,500(b)               35,900
Electronics for Imaging                                 3,400(b)               44,234
EMC                                                     7,600(b)              132,772
Hewlett-Packard                                         4,400                 226,644
IBM                                                       700                  91,630
NetApp                                                  4,693(b)              161,392
Netezza                                                 6,800(b,d)             65,960
Teradata                                                  700(b)               22,001
                                                                      ---------------
Total                                                                       1,048,918
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.1%)
BM&FBOVESPA                                             9,700(c)               68,173
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
Deutsche Telekom ADR                                    4,400(c)               64,680
Koninklijke (Royal) KPN                                 2,624(c)               44,536
Telecom Italia                                         19,000(c)               29,596
                                                                      ---------------
Total                                                                         138,812
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (5.2%)
Hon Hai Precision Industry                             20,000(c)               93,635
Ibiden                                                  1,000(c)               35,893
Kyocera                                                   400(c)               35,257
Murata Mfg                                                900(c)               44,953
Nidec                                                     500(c)               46,248
TDK                                                       600(c)               36,697
Tripod Technology                                      11,000(c)               37,155
                                                                      ---------------
Total                                                                         329,838
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Hologic                                                 2,100(b,d)             30,450
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Emdeon Cl A                                               360(b)                5,490
-------------------------------------------------------------------------------------

HOME ENTERTAINMENT SOFTWARE (0.5%)
NCSoft                                                    240(c)               30,768
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Sharp                                                   2,000(c)               25,277
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (7.4%)
eBay                                                    2,271(b)               53,459
Open Text                                               6,100(b,c)            247,966
SINA                                                    1,000(b,c,d)           45,180
TelecityGroup                                           5,100(b,c)             31,445
VeriSign                                                3,800(b,d)             92,112
                                                                      ---------------
Total                                                                         470,162
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

IT SERVICES (9.3%)
Amdocs                                                  9,900(b,c)           $282,447
Fidelity Natl Information Services                      2,700                  63,288
Mphasis                                                 2,500(c)               38,713
Rolta India                                            16,400(c)               68,449
Tivit Terceirizacao de Tecnologia e Servicos           13,188(c)              121,136
Xchanging                                               6,524(c)               21,709
                                                                      ---------------
Total                                                                         595,742
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.1%)
Konica Minolta Holdings                                 3,500(c)               36,097
Xerox                                                   4,100                  34,686
                                                                      ---------------
Total                                                                          70,783
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)
Abbott Laboratories                                       600                  32,394
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.2%)
Avago Technologies                                      3,138(b,c)             57,394
Marvell Technology Group                                2,600(b,c)             53,950
Microchip Technology                                      700                  20,342
MPI                                                     6,000(c)               16,126
Natl Semiconductor                                      2,700(d)               41,472
Novellus Systems                                        2,600(b)               60,684
ON Semiconductor                                        8,200(b,d)             72,242
SUMCO                                                     400(c)                7,074
                                                                      ---------------
Total                                                                         329,284
-------------------------------------------------------------------------------------

SYSTEMS SOFTWARE (20.2%)
BMC Software                                            4,600(b)              184,460
Check Point Software Technologies                       8,947(b,c)            303,123
McAfee                                                    835(b)               33,876
Microsoft                                               6,600                 201,234
Oracle                                                  7,800                 191,412
SonicWALL                                               6,545(b,d)             49,807
Symantec                                               14,800(b)              264,772
Totvs                                                     400(c)               27,080
Websense                                                2,221(b,d)             38,779
                                                                      ---------------
Total                                                                       1,294,543
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $5,485,507)                                                         $6,285,065
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%               151,538(e)             $151,538
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $151,538)                                                             $151,538
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (13.5%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (13.5%)
JPMorgan Prime Money Market Fund                      860,234                $860,234
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $860,234)                                                             $860,234
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $6,497,279)(f)                                                      $7,296,837
=====================================================================================




The industries identified above are generally based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES BY COUNTRY

The following table represents the portfolio investments of the Fund by country as a percentage of net assets at Dec. 31, 2009.


COUNTRY                                        PERCENTAGE OF NET ASSETS
-----------------------------------------------------------------------
Bermuda                                                   0.8%
Brazil                                                    3.4%
Canada                                                    3.9%
China                                                     2.1%
Germany                                                   1.0%
Guernsey                                                  4.4%
India                                                     1.6%
Israel                                                    5.3%
Italy                                                     0.5%
Japan                                                     4.8%
Netherlands                                               0.7%
Singapore                                                 0.9%
South Korea                                               0.5%
Taiwan                                                    2.9%
United Kingdom                                            4.9%
-----------------------------------------------------------------------
Total Foreign Securities*                                37.7%

United States                                            76.4%
-----------------------------------------------------------------------


* Amount shown does not include companies based in the U.S. that derive at least 50% of their revenue from business outside the U.S. or have at least 50% of their assets outside the U.S. If such companies were included, Total Foreign Securities would be greater than 40%.

NOTES TO PORTFOLIO OF INVESTMENTS


     ADR  --   American Depository Receipt



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 37.67% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(f) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $6,559,155 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $853,264
     Unrealized depreciation                          (115,582)
     ---------------------------------------------------------
     Net unrealized appreciation                      $737,682
     ---------------------------------------------------------





--------------------------------------------------------------------------------
18  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)
   Application Software           $1,104,618          $261,374         $--        $1,365,992
   Auto Components                        --            34,061          --            34,061
   Computers & Peripherals         1,012,479            36,439          --         1,048,918
   Diversified
    Telecommunication
    Services                          64,680            74,132          --           138,812
   Electronic Equipment,
    Instruments &
    Components                            --           329,838          --           329,838
   Home Entertainment
    Software                              --            30,768          --            30,768
   Household Durables                     --            25,277          --            25,277
   Internet Software &
    Services                         438,717            31,445          --           470,162
   IT Services                       466,871           128,871          --           595,742
   Office Electronics                 34,686            36,097          --            70,783
   Semiconductor &
    Semiconductor Equipment          306,084            23,200          --           329,284
   All Other Industries(b)         1,845,428                --          --         1,845,428
--------------------------------------------------------------------------------------------
Total Equity Securities            5,273,563         1,011,502          --         6,285,065
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                          151,538                --          --           151,538
  Investments of Cash
    Collateral Received for
    Securities on Loan               860,234                --          --           860,234
--------------------------------------------------------------------------------------------
Total Other                        1,011,772                --          --         1,011,772
--------------------------------------------------------------------------------------------
Total                             $6,285,335        $1,011,502         $--        $7,296,837
--------------------------------------------------------------------------------------------


(a) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(b) All industry classifications are identified in the Portfolio of Investments.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



--------------------------------------------------------------------------------
20  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $5,485,507)               $ 6,285,065
  Affiliated money market fund (identified cost $151,538)              151,538
  Investments of cash collateral received for securities on loan
    (identified cost $860,234)                                         860,234
------------------------------------------------------------------------------
Total investments in securities (identified cost $6,497,279)         7,296,837
Capital shares receivable                                                   20
Dividends and accrued interest receivable                                4,142
Receivable for investment securities sold                                4,363
------------------------------------------------------------------------------
Total assets                                                         7,305,362
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   3,893
Payable for investment securities purchased                              2,154
Payable upon return of securities loaned                               860,234
Accrued investment management services fees                              5,209
Accrued distribution fees                                                  539
Accrued transfer agency fees                                               329
Accrued administrative services fees                                       439
Other accrued expenses                                                  40,397
------------------------------------------------------------------------------
Total liabilities                                                      913,194
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 6,392,168
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $       359
Additional paid-in capital                                          11,569,428
Excess of distributions over net investment income                        (135)
Accumulated net realized gain (loss)                                (5,977,063)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                           799,579
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 6,392,168
------------------------------------------------------------------------------
*Value of securities on loan                                       $   825,559
------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                            NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class 1                     $4,021,757              224,536                      $17.91
Class 2                     $2,370,411              134,415                      $17.64
---------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $   27,276
Interest                                                                   18
Income distributions from affiliated money market fund                    626
Income from securities lending -- net                                     695
  Less foreign taxes withheld                                          (1,777)
-----------------------------------------------------------------------------
Total income                                                           26,838
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                    48,653
Distribution fees -- Class 2                                            4,401
Transfer agency fees
  Class 1                                                               4,413
  Class 2                                                               2,486
Administrative services fees                                            2,902
Compensation of board members                                             155
Custodian fees                                                         46,244
Printing and postage                                                   19,983
Professional fees                                                      62,732
Other                                                                   1,563
-----------------------------------------------------------------------------
Total expenses                                                        193,532
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (93,220)
-----------------------------------------------------------------------------
Total net expenses                                                    100,312
-----------------------------------------------------------------------------
Investment income (loss) -- net                                       (73,474)
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                                47,820
  Foreign currency transactions                                       (40,573)
-----------------------------------------------------------------------------
Net realized gain (loss) on investments                                 7,247
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                2,466,138
-----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               2,473,385
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $2,399,911
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                       2009         2008
OPERATIONS
Investment income (loss) -- net                                    $   (73,474) $   (88,590)
Net realized gain (loss) on investments                                  7,247     (890,975)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 2,466,138   (2,027,498)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      2,399,911   (3,007,063)
-------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class 1 shares                                                       160,070      124,499
  Class 2 shares                                                     1,486,640      799,399
Payments for redemptions
  Class 1 shares                                                      (485,495)    (990,797)
  Class 2 shares                                                    (1,081,794)  (1,555,793)
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions       79,421   (1,622,692)
-------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              2,479,332   (4,629,755)
Net assets at beginning of year                                      3,912,836    8,542,591
-------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 6,392,168  $ 3,912,836
-------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $      (135) $      (523)
-------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $11.03       $18.46      $15.99      $13.56      $12.54
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.19)        (.21)       (.25)       (.20)       (.19)
Net gains (losses) (both realized and
 unrealized)                                         7.07        (7.22)       2.72        2.63        1.21
----------------------------------------------------------------------------------------------------------
Total from investment operations                     6.88        (7.43)       2.47        2.43        1.02
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $17.91       $11.03      $18.46      $15.99      $13.56
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       62.38%      (40.25%)     15.45%      17.92%       8.13%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               3.86%        3.54%       3.04%       2.57%       2.49%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.90%        1.90%       1.90%       1.90%       1.90%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.38%)      (1.38%)     (1.44%)     (1.37%)     (1.53%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $4           $3          $6          $6          $7
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              153%         161%        198%        205%        155%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED DEC. 31,
CLASS 2                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period               $10.88       $18.25      $15.83      $13.45      $12.46
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.23)        (.24)       (.28)       (.22)       (.21)
Net gains (losses) (both realized and
 unrealized)                                         6.99        (7.13)       2.70        2.60        1.20
----------------------------------------------------------------------------------------------------------
Total from investment operations                     6.76        (7.37)       2.42        2.38         .99
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $17.64       $10.88      $18.25      $15.83      $13.45
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       62.13%      (40.38%)     15.29%      17.69%       7.95%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               3.79%        3.71%       3.19%       2.72%       2.64%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            2.15%        2.07%       2.05%       2.05%       2.05%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.60%)      (1.55%)     (1.59%)     (1.52%)     (1.68%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $1          $3          $2          $2
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              153%         161%        198%        205%        155%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Global Technology Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company and has 100 million authorized shares of capital stock. The Fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries.

The Fund offers Class 1 and Class 2 shares, which are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets,

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in

--------------------------------------------------------------------------------
28  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.


--------------------------------------------------------------------------------
30  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities. At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts.

OPTIONS TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange, or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


   AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------
                                              FORWARD FOREIGN
RISK EXPOSURE CATEGORY                      CURRENCY CONTRACTS  OPTIONS
-----------------------------------------------------------------------
Foreign exchange contracts                        $(2,197)        $--
-----------------------------------------------------------------------
Total                                             $(2,197)        $--
-----------------------------------------------------------------------




--------------------------------------------------------------------------------
32  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                          RECOGNIZED IN INCOME
-----------------------------------------------------------------------
                                              FORWARD FOREIGN
RISK EXPOSURE CATEGORY                      CURRENCY CONTRACTS  OPTIONS
-----------------------------------------------------------------------
Foreign exchange contracts                          $--           $--
-----------------------------------------------------------------------
Total                                               $--           $--
-----------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $9,000 for the year ended Dec. 31, 2009.

OPTIONS
At Dec. 31, 2009, the Fund had no outstanding options contracts. The monthly average gross notional amount for these contracts was $10,000 for the year ended Dec. 31, 2009.

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.95% to 0.87% as the Fund's assets increase. Prior to May 11, 2009, the Investment Manager received an annual fee equal to a percentage of the Fund's average daily net assets that declined from 1.00% to 0.90% as the Fund's net assets increased. The management fee for the year ended Dec. 31, 2009 was 0.96% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08 to 0.05% as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.06% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $29.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records. Effective May 11, 2009, the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class 1.............................................  1.90%
Class 2.............................................  2.15




--------------------------------------------------------------------------------
34  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The waived/reimbursed fees and expenses for the transfer agency fees and other expenses at the class level were as follows:

Class 1...........................................  $1,244
Class 2...........................................   2,485


The management fees waived/reimbursed at the Fund level were $89,491.

Under an agreement that was effective until May 10, 2009, the Investment Manager contractually agreed to waive certain fees and reimburse certain expenses such that the "other expenses" (those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses), would not exceed 0.90% per annum of the class' average daily net assets.

Effective May 11, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class 1.............................................  1.90%
Class 2.............................................  2.15


Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class 1.............................................  0.99%
Class 2.............................................  1.24


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $7,410,058 and $7,195,329, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                              2009    2008*
---------------------------------------------------------------
CLASS 1
Sold                                            10,315    7,507
Redeemed                                       (35,557) (63,517)
---------------------------------------------------------------
Net increase (decrease)                        (25,242) (56,010)
---------------------------------------------------------------

CLASS 2
Sold                                            99,079   47,638
Redeemed                                       (71,169) (99,986)
---------------------------------------------------------------
Net increase (decrease)                         27,910  (52,348)
---------------------------------------------------------------


* Certain line items from the prior year have been renamed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $825,559 were on loan, secured by cash collateral of $860,234 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.


--------------------------------------------------------------------------------
36  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $695 earned from securities lending from for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. OPTION CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended Dec. 31, 2009, are as follows:

                                                      CALLS
                                               CONTRACTS  PREMIUMS
------------------------------------------------------------------
Balance Dec. 31, 2008                              --      $    --
Opened                                              3        1,389
Exercised                                          (3)      (1,389)
------------------------------------------------------------------
Balance Dec. 31, 2009                              --      $    --
------------------------------------------------------------------


9. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $4,012,678 and $3,861,140, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

10. BANK BORROWINGS

Under a credit facility which was effective until June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


subject to certain other customary restrictions. The Fund had no borrowings for the period from Jan. 1, 2009 through June 17, 2009.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, post-October losses and losses deferred due to wash sales.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $73,862 and accumulated net realized loss has been decreased by $4,222,662 resulting in a net reclassification adjustment to decrease paid-in capital by $4,296,524.

At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $        --
Undistributed accumulated long-term gain.......  $        --
Accumulated realized loss......................  $(5,915,187)
Unrealized appreciation (depreciation).........  $   737,568


For federal income tax purposes, the Fund had a capital loss carry-over of $5,915,187 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:

   2010         2011        2016        2017
$4,941,506    $108,762    $544,777    $320,142


For the year ended Dec. 31, 2009, $4,220,678 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.


--------------------------------------------------------------------------------
38  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


13. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering

--------------------------------------------------------------------------------
40  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Global Technology Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
42  SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Global Technology Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- GLOBAL TECHNOLOGY PORTFOLIO -- 2009 ANNUAL REPORT  43

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (101.8%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (0.6%)
Toll Holdings                                           1,444                 $11,273
-------------------------------------------------------------------------------------

BELGIUM (1.7%)
Hansen Transmissions Intl                              17,506(b)               30,838
-------------------------------------------------------------------------------------

BRAZIL (2.1%)
Itau Unibanco Holding ADR                                 802                  18,318
Petroleo Brasileiro ADR                                   400(d)               19,072
                                                                      ---------------
Total                                                                          37,390
-------------------------------------------------------------------------------------

CANADA (5.4%)
Barrick Gold                                              700                  27,566
Potash Corp of Saskatchewan                               380                  41,230
Teck Resources Cl B                                       800(b)               27,985
                                                                      ---------------
Total                                                                          96,781
-------------------------------------------------------------------------------------

CHINA (5.6%)
Ctrip.com Intl ADR                                        300(b)               21,558
Golden Eagle Retail Group                               5,000                  10,142
Trina Solar ADR                                           500(b,d)             26,985
Yingli Green Energy Holding ADR                         1,700(b,d)             26,877
ZTE Series H                                            2,400                  14,756
                                                                      ---------------
Total                                                                         100,318
-------------------------------------------------------------------------------------

DENMARK (1.0%)
Vestas Wind Systems                                       287(b,d)             17,456
-------------------------------------------------------------------------------------

FRANCE (7.5%)
Danone                                                    396                  24,240
Essilor Intl                                              284(d)               16,961
PPR                                                        76                   9,109
Sanofi-Aventis                                            410                  32,196
Schneider Electric                                        189                  21,943
Valeo                                                     282(b)                9,856
Vallourec                                                 113(d)               20,414
                                                                      ---------------
Total                                                                         134,719
-------------------------------------------------------------------------------------

GERMANY (9.8%)
Adidas                                                    447                  24,285
Bayer                                                     171                  13,720
Daimler                                                   848                  45,029
HeidelbergCement                                          390                  26,668
Metro                                                     667(d)               40,991
Siemens                                                   206                  18,924
ThyssenKrupp                                              194                   7,332
                                                                      ---------------
Total                                                                         176,949
-------------------------------------------------------------------------------------

HONG KONG (2.7%)
Li & Fung                                               8,120                  33,571
Sun Hung Kai Properties                                 1,030                  15,315
                                                                      ---------------
Total                                                                          48,886
-------------------------------------------------------------------------------------

IRELAND (1.1%)
Experian                                                2,023                  19,989
-------------------------------------------------------------------------------------

ISRAEL (1.1%)
Teva Pharmaceutical Inds ADR                              370                  20,787
-------------------------------------------------------------------------------------

ITALY (1.1%)
Bulgari                                                 2,461(d)               20,239
-------------------------------------------------------------------------------------

JAPAN (9.5%)
JFE Holdings                                              200                   7,912
Komatsu                                                 1,360                  28,493
Mitsubishi UFJ Financial Group                          3,800                  18,733
Nikon                                                     700                  13,834
Nomura Holdings                                         2,000                  14,885
Rakuten                                                    17                  12,953
Shin-Etsu Chemical                                        400                  22,602
SoftBank                                                1,130                  26,512
Sony                                                      300                   8,729
Toshiba                                                 3,000(b)               16,660
                                                                      ---------------
Total                                                                         171,313
-------------------------------------------------------------------------------------

LUXEMBOURG (1.0%)
ArcelorMittal                                             400(d)               18,300
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

NETHERLANDS (8.8%)
ING Groep                                                 922(b)               $8,866
Koninklijke (Royal) KPN                                 1,798                  30,517
Koninklijke Philips Electronics                         1,176                  34,711
Qiagen                                                  1,850(b)               41,575
Unilever                                                1,338                  43,484
                                                                      ---------------
Total                                                                         159,153
-------------------------------------------------------------------------------------

SPAIN (3.4%)
Banco Santander                                         1,620                  26,731
Red Electrica de Espana                                   617(d)               34,380
                                                                      ---------------
Total                                                                          61,111
-------------------------------------------------------------------------------------

SWITZERLAND (13.6%)
Credit Suisse Group                                       508                  25,152
Kuehne & Nagel Intl                                       211                  20,502
Nestle                                                  1,157                  56,118
Roche Holding                                             119                  20,338
Sonova Holding                                             90                  10,897
STMicroelectronics                                        825                   7,612
Swatch Group                                              131                  33,138
Temenos Group                                             941(b)               24,233
UBS                                                       280(b)                4,357
Xstrata                                                 2,434(b)               43,426
                                                                      ---------------
Total                                                                         245,773
-------------------------------------------------------------------------------------

UNITED KINGDOM (25.8%)
Anglo American                                            458(b)               19,841
Antofagasta                                             2,422                  38,540
ARM Holdings                                           13,177                  37,637
AstraZeneca                                               713                  33,519
BG Group                                                1,242                  22,433
British American Tobacco                                1,188                  38,578
Burberry Group                                          2,810                  26,997
Compass Group                                           3,470                  24,840
HSBC Holdings                                             920                  10,499
Imperial Tobacco Group                                    439                  13,853
Reckitt Benckiser Group                                 1,271                  68,820
Rio Tinto                                                 830                  44,830
Standard Chartered                                      1,073                  27,096
Thomas Cook Group                                       5,074                  18,750
Vodafone Group                                         17,579                  40,720
                                                                      ---------------
Total                                                                         466,953
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,616,886)                                                         $1,838,228
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.4%)
ISSUER                                                 SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                 7,572(e)               $7,572
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $7,572)                                                                 $7,572
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (8.7%)
ISSUER                                                 SHARES                VALUE(a)
JPMorgan Prime Money Market Fund                      156,537                $156,537
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $156,537)                                                             $156,537
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,780,995)(f)                                                      $2,002,337
=====================================================================================






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Dec. 31, 2009:


                                         PERCENTAGE OF
INDUSTRY                                   NET ASSETS         VALUE(A)
-----------------------------------------------------------------------
Air Freight & Logistics                        0.6%             $11,273
Auto Components                                0.5                9,856
Automobiles                                    2.5               45,029
Capital Markets                                2.5               44,394
Chemicals                                      3.5               63,832
Commercial Banks                               5.6              101,377
Communications Equipment                       0.8               14,756
Computers & Peripherals                        0.9               16,660
Construction Materials                         1.5               26,668
Distributors                                   1.9               33,571
Diversified Financial Services                 0.5                8,866
Diversified Telecommunication Services         1.7               30,517
Electric Utilities                             1.9               34,380
Electrical Equipment                           5.2               93,261
Food & Staples Retailing                       2.3               40,991
Food Products                                  6.9              123,842
Health Care Equipment & Supplies               1.5               27,858
Hotels, Restaurants & Leisure                  3.6               65,148
Household Durables                             0.5                8,729
Household Products                             3.8               68,820
Industrial Conglomerates                       3.0               53,635
Internet & Catalog Retail                      0.7               12,953
Leisure Equipment & Products                   0.8               13,834
Life Sciences Tools & Services                 2.3               41,575
Machinery                                      4.4               79,745
Marine                                         1.1               20,502
Metals & Mining                               13.0              235,732
Multiline Retail                               1.1               19,251
Oil, Gas & Consumable Fuels                    2.3               41,505
Pharmaceuticals                                6.7              120,560
Professional Services                          1.1               19,989
Real Estate Management & Development           0.8               15,315
Semiconductors & Semiconductor                                   45,249
  Equipment                                    2.5
Software                                       1.3               24,233
Textiles, Apparel & Luxury Goods               5.8              104,659
Tobacco                                        2.9               52,431
Wireless Telecommunication Services            3.7               67,232
Other(1)                                       9.1              164,109
-----------------------------------------------------------------------
Total                                                        $2,002,337
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  --   American Depository Receipt



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(f) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $1,796,409 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $226,213
     Unrealized depreciation                           (20,285)
     ---------------------------------------------------------
     Net unrealized appreciation                      $205,928
     ---------------------------------------------------------







--------------------------------------------------------------------------------
18  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)
    Air Freight & Logistics             $--            $11,273         $--           $11,273
    Auto Components                      --              9,856          --             9,856
    Automobiles                          --             45,029          --            45,029
    Capital Markets                      --             44,394          --            44,394
    Chemicals                        41,230             22,602          --            63,832
    Commercial Banks                 18,317             83,060          --           101,377
    Communications
     Equipment                           --             14,756          --            14,756
    Computers & Peripherals              --             16,660          --            16,660
    Construction Materials               --             26,668          --            26,668
    Distributors                         --             33,571          --            33,571
    Diversified Financial
     Services                            --              8,866          --             8,866
    Diversified
     Telecommunication
     Services                            --             30,517          --            30,517
    Electric Utilities                   --             34,380          --            34,380
    Electrical Equipment             53,862             39,399          --            93,261
    Food & Staples
     Retailing                           --             40,991          --            40,991
    Food Products                        --            123,842          --           123,842
    Health Care Equipment &
     Supplies                            --             27,858          --            27,858
    Hotels, Restaurants &
     Leisure                         21,558             43,590          --            65,148
    Household Durables                   --              8,729          --             8,729
    Household Products                   --             68,820          --            68,820
    Industrial
     Conglomerates                       --             53,635          --            53,635
    Internet & Catalog
     Retail                              --             12,953          --            12,953
    Leisure Equipment &
     Products                            --             13,834          --            13,834
    Life Sciences Tools &
     Services                            --             41,575          --            41,575
    Machinery                            --             79,745          --            79,745
    Marine                               --             20,502          --            20,502


--------------------------------------------------------------------------------
20  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
    Metals & Mining                 $73,851           $161,881         $--          $235,732
    Multiline Retail                     --             19,251          --            19,251
    Oil, Gas & Consumable
     Fuels                           19,072             22,433          --            41,505
    Pharmaceuticals                  20,787             99,773          --           120,560
    Professional Services                --             19,989          --            19,989
    Real Estate Management
     & Development                       --             15,315          --            15,315
    Semiconductors &
     Semiconductor
     Equipment                           --             45,249          --            45,249
    Software                             --             24,233          --            24,233
    Textiles, Apparel &
     Luxury Goods                        --            104,659          --           104,659
    Tobacco                              --             52,431          --            52,431
    Wireless
     Telecommunication
     Services                            --             67,232          --            67,232
--------------------------------------------------------------------------------------------
Total Equity Securities             248,677          1,589,551          --         1,838,228
--------------------------------------------------------------------------------------------

Other
  Affiliated Money Market
    Fund(b)                           7,572                 --          --             7,572
  Investments of Cash
    Collateral Received for
    Securities on Loan              156,537                 --          --           156,537
--------------------------------------------------------------------------------------------
Total Other                         164,109                 --          --           164,109
--------------------------------------------------------------------------------------------
Total                              $412,786         $1,589,551         $--        $2,002,337
--------------------------------------------------------------------------------------------


(a) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value*
  Unaffiliated issuers (identified cost $1,616,886)                $ 1,838,228
  Affiliated money market fund (identified cost $7,572)                  7,572
  Investments of cash collateral received for securities on loan
    (identified cost $156,537)                                         156,537
------------------------------------------------------------------------------
Total investments in securities (identified cost $1,780,995)         2,002,337
Dividends and accrued interest receivable                                1,042
Reclaims receivable                                                      4,196
------------------------------------------------------------------------------
Total assets                                                         2,007,575
------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                             39
Capital shares payable                                                   2,641
Payable upon return of securities loaned                               156,537
Accrued investment management services fees                              1,463
Accrued transfer agency fees                                                92
Accrued administrative services fees                                       123
Other accrued expenses                                                  40,260
------------------------------------------------------------------------------
Total liabilities                                                      201,155
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 1,806,420
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $       196
Additional paid-in capital                                           3,733,622
Undistributed net investment income                                        922
Accumulated net realized gain (loss)                                (2,150,013)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                           221,693
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 1,806,420
------------------------------------------------------------------------------
Shares outstanding                                                     196,344
------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock             $      9.20
------------------------------------------------------------------------------
*Value of securities on loan                                       $   151,204
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $ 38,947
Income distributions from affiliated money market fund                  100
Income from securities lending -- net                                   429
  Less foreign taxes withheld                                        (8,425)
---------------------------------------------------------------------------
Total income                                                         31,051
---------------------------------------------------------------------------
Expenses:
Investment management services fees                                  15,188
Transfer agency fees                                                    651
Administrative services fees                                            869
Compensation of board members                                            48
Custodian fees                                                       66,064
Printing and postage                                                  8,236
Professional fees                                                    36,018
Other                                                                   460
---------------------------------------------------------------------------
Total expenses                                                      127,534
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                      (96,059)
---------------------------------------------------------------------------
Total net expenses                                                   31,475
---------------------------------------------------------------------------
Investment income (loss) -- net                                        (424)
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (12,808)
  Foreign currency transactions                                        (114)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                             (12,922)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                321,116
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               308,194
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $307,770
---------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                      2009         2008
OPERATIONS
Investment income (loss) -- net                                    $     (424) $    (6,669)
Net realized gain (loss) on investments                               (12,922)  (1,661,393)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  321,116     (705,291)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       307,770   (2,373,353)
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                         233,648      165,746
Payments for redemptions of shares                                   (308,441)    (772,441)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     (74,793)    (606,695)
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               232,977   (2,980,048)
Net assets at beginning of year                                     1,573,443    4,553,491
------------------------------------------------------------------------------------------
Net assets at end of year                                          $1,806,420  $ 1,573,443
------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $      922  $      (499)
------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of the Fund held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges.

                                                                     YEAR ENDED DEC. 31,
                                                   -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $7.51       $17.64      $14.38      $11.66      $11.10
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(a)      (.03)       (.02)       (.07)       (.03)
Net gains (losses) (both realized and
 unrealized)                                         1.69       (10.10)       3.28        2.79         .59
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.69       (10.13)       3.26        2.72         .56
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.20        $7.51      $17.64      $14.38      $11.66
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.50%      (57.43%)     22.67%      23.33%       5.04%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               8.11%        4.63%       4.02%       3.94%       5.05%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.00%        2.00%       2.00%       2.00%       2.00%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .01%        (.22%)      (.15%)      (.54%)      (.24%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $2          $5          $4          $4
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              327%         365%        235%        166%        189%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Rounds to zero.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman International Growth Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. The Fund offers Class 1 shares as an investment medium for variable annuity and life insurance separate accounts offered by various insurance companies. The Fund has 100 million authorized shares of capital stock. The Fund invests primarily in high-quality, large and mid-capitalization growth companies ($1 billion or more at the time of initial purchase by the Fund) that are considered leaders in their industries, emphasizing those industries that are growing on a global basis.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included

--------------------------------------------------------------------------------
26  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from

--------------------------------------------------------------------------------
28  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


transfers in), and the reasons(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment

--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


  AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------
                                                FORWARD FOREIGN
RISK EXPOSURE CATEGORY                        CURRENCY CONTRACTS
----------------------------------------------------------------------
Foreign exchange contracts                          $(1,884)
----------------------------------------------------------------------
Total                                               $(1,884)
----------------------------------------------------------------------



    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                         RECOGNIZED IN INCOME
----------------------------------------------------------------------
                                                FORWARD FOREIGN
RISK EXPOSURE CATEGORY                        CURRENCY CONTRACTS
----------------------------------------------------------------------
Foreign exchange contracts                            $--
----------------------------------------------------------------------
Total                                                 $--
----------------------------------------------------------------------




--------------------------------------------------------------------------------
30  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $20,000 for the year ended Dec. 31, 2009.

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.95% to 0.86% as the Fund's net assets increase. Prior to May 11, 2009, the Investment Manager received an annual fee that is equal to a percentage of the Fund's average daily net assets that declined from 1.00% to 0.90% as the Fund's net assets increased. The management fee for the year ended Dec. 31, 2009 was 0.97% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Wellington Management Company, LLP to subadvise the assets of the Fund.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.06% of the Fund's average daily net assets for the year ended Dec. 31, 2009. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation,

--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $11.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. Effective May 11, 2009, the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were 2.00% of the Fund's average daily net assets.

Under an agreement that was effective until May 10, 2009, the Investment Manager contractually agreed to waive certain fees and reimburse certain expenses such that "other expenses" (those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses), would not exceed 1.00% per annum of the Fund's average daily net assets.

Effective May 11, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 2.00% of the Fund's average daily net assets.

Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 1.19% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
32  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales or maturities of securities (other than short-term obligations) aggregated $4,990,074 and $5,012,938, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                              2009    2008*
---------------------------------------------------------------
Sold                                            26,863   11,174
Redeemed                                       (40,094) (59,688)
---------------------------------------------------------------
Net increase (decrease)                        (13,231) (48,514)
---------------------------------------------------------------


* Certain line items from the prior year have been removed to conform to the current year presentation.

7. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $151,204 were on loan, secured by cash collateral of $156,537 invested in short-term securities or in cash equivalents.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $429 earned from securities lending for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $1,584,548 and $1,576,976, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

Under a credit facility which was effective until June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings for the period from Jan. 1, 2009 through June 17, 2009.


--------------------------------------------------------------------------------
34  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October losses, foreign tax credits and losses deferred due to wash sales.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,845 and accumulated net realized loss has been increased by $1,845.

At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income....................................       $957
Undistributed accumulated long-term gain.........................        $--
                                                                   $(2,134,-
Accumulated realized loss........................................       598)
Unrealized appreciation (depreciation)...........................   $206,243


For federal income tax purposes, the Fund had a capital loss carry-over of $2,056,911 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:

  2010         2016         2017
$481,073    $1,325,858    $249,980


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund had a post-October loss of $77,687 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were

--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise

--------------------------------------------------------------------------------
36  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four

--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
38  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  -----------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN INTERNATIONAL GROWTH PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman International Growth Portfolio (the
Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
 SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman International Growth Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
40  SELIGMAN PORTFOLIOS -- INTERNATIONAL GROWTH PORTFOLIO -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (93.6%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SUPRANATIONAL (0.6%)(C)
Corp Andina de Fomento
 01-12-17                            5.75%             $10,000(e)             $10,177
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (53.4%)
Federal Farm Credit Bank
 02-07-13                            3.40               40,000                 41,704
Federal Home Loan Banks
 05-20-11                            2.63               45,000                 46,083
 12-30-11                            1.25               15,000                 14,890
 11-17-17                            5.00               10,000                 10,817
Federal Home Loan Mtge Corp
 12-15-11                            1.13                5,000                  4,992
 02-24-12                            1.50               25,000                 24,914
 10-26-12                            2.05               15,000                 14,911
 12-28-12                            0.50               25,000(i)              24,984
 07-15-14                            5.00                5,000                  5,493
Federal Natl Mtge Assn
 06-09-10                            3.26               15,000                 15,192
 08-12-10                            3.25               10,000                 10,178
 11-10-11                            1.30               25,000                 25,001
 08-17-12                            2.24                5,000                  5,010
 11-19-12                            4.75               10,000                 10,826
 01-02-14                            5.13                6,000                  6,370
 11-20-14                            2.63               15,000(e)              14,850
U.S. Treasury
 02-28-11                            4.50               95,000                 99,160
 11-15-12                            1.38               15,000                 14,892
 05-31-13                            3.50                5,000                  5,269
 12-31-13                            1.50               35,000                 34,079
 11-30-14                            2.13              155,000(e)             151,330
 08-15-15                            4.25               30,000                 32,109
 04-30-16                            2.63               20,000                 19,380
 08-15-19                            3.63               28,000                 27,528
 11-15-19                            3.38              125,000(e)             120,331
 02-15-29                            5.25               15,000                 16,252
 02-15-31                            5.38               16,000                 17,680
 08-15-39                            4.50               50,000                 48,867
U.S. Treasury Inflation-Indexed Bond
 04-15-10                            0.88                4,564(h)               4,580
 04-15-14                            1.25                8,172(h)               8,446
 01-15-15                            1.63               14,717(h)              15,307
 01-15-16                            2.00                5,446(h)               5,751
 07-15-16                            2.50               13,380(h)              14,571
 07-15-17                            2.63                7,823(h)               8,603
U.S. Treasury
 Principal Strip
 11-15-26                            6.50               50,000                 22,122
                                                                      ---------------
Total                                                                         942,472
-------------------------------------------------------------------------------------

ASSET-BACKED (1.5%)
Caterpillar Financial Asset Trust
 Series 2008A Cl A3
 04-25-14                            4.94               15,000                 15,352
Centex Home Equity
 Series 2002-D Cl M2
 12-25-32                            2.28               19,243(i)               1,827
Irwin Home Equity
 Series 2005-A Cl A3
 02-25-34                            0.61               10,757(i)               8,720
                                                                      ---------------
Total                                                                          25,899
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (17.2%)(f)
Banc of America Mtge Securities
 Collateralized Mtge Obligation
 Series 2004-F Cl 1A1
 07-25-34                            4.09                4,451(i)               3,952
Federal Home Loan Mtge Corp
 01-01-25                            5.50              100,000(g)             105,734
Federal Home Loan Mtge Corp #1Q0140
 08-01-36                            6.16               14,514(i)              15,388
Federal Natl Mtge Assn
 01-01-40                            6.50               25,000(g)              26,773
Federal Natl Mtge Assn #256901
 09-01-37                            6.50               28,066                 29,943
Federal Natl Mtge Assn #745392
 12-01-20                            4.50               13,188                 13,713


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #881886
 04-01-36                            5.36%             $16,918(i)             $17,830
Federal Natl Mtge Assn #886764
 08-01-36                            6.00               16,710(i)              17,731
GSR Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR4 Cl 4A1
 07-25-35                            5.36               14,905(i)              11,725
Homestar Mtge Acceptance
 Collateralized Mtge Obligation
 Series 2004-1 Cl A1
 03-25-34                            0.55                7,814(i)               5,167
Indymac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR3 Cl 2A1B
 03-25-36                            5.78               25,214(i)              12,887
Structured Asset Securities
 Series 2003-18XS Cl A6
 06-25-33                            4.04               30,021                 27,875
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2004-K Cl 2A3
 07-25-34                            4.72               14,676(i)              14,228
                                                                      ---------------
Total                                                                         302,946
-------------------------------------------------------------------------------------

BANKING (1.4%)
Bank of America
 Sr Unsecured
 05-01-18                            5.65               10,000                 10,176
Citigroup
 Sr Unsecured
 05-15-18                            6.13               10,000(e)              10,054
Wells Fargo & Co
 Sr Unsecured
 12-11-17                            5.63                5,000                  5,201
                                                                      ---------------
Total                                                                          25,431
-------------------------------------------------------------------------------------

BROKERAGE (0.2%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                            6.88               15,000(b,j)             3,113
-------------------------------------------------------------------------------------

CHEMICALS (0.7%)
Dow Chemical
 Sr Unsecured
 05-15-19                            8.55               10,000                 11,931
-------------------------------------------------------------------------------------

ELECTRIC (6.1%)
Cleveland Electric Illuminating
 1st Mtge
 11-15-18                            8.88               10,000                 12,346
Consumers Energy
 1st Mtge Series J
 02-15-14                            6.00               10,000                 10,992
Dominion Resources
 Sr Unsecured Series A
 11-15-16                            5.60               15,000                 15,566
DTE Energy
 Sr Unsecured
 05-15-14                            7.63                5,000                  5,582
Indiana Michigan Power
 Sr Unsecured
 03-15-19                            7.00                5,000                  5,580
Metropolitan Edison
 Sr Unsecured
 03-15-13                            4.95                5,000                  5,203
Nevada Power
 Series L
 01-15-15                            5.88               10,000                 10,731
NiSource Finance
 03-01-13                            6.15                5,000                  5,324
 09-15-17                            5.25                5,000                  4,918
 01-15-19                            6.80                5,000                  5,347
Potomac Electric Power
 1st Mtge
 04-15-14                            4.65               15,000                 15,743
Sierra Pacific Power
 Series M
 05-15-16                            6.00               10,000                 10,598
                                                                      ---------------
Total                                                                         107,930
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (2.1%)
Dr Pepper Snapple Group
 12-21-11                            1.70               10,000                  9,991


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOOD AND BEVERAGE (CONT.)
Kraft Foods
 Sr Unsecured
 10-01-13                            5.25%             $10,000                $10,567
 08-11-17                            6.50                5,000                  5,425
 02-01-18                            6.13                5,000                  5,258
SABMiller
 Sr Unsecured
 01-15-14                            5.70                5,000(c,d)             5,402
                                                                      ---------------
Total                                                                          36,643
-------------------------------------------------------------------------------------

GAS PIPELINES (4.0%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                            7.75               10,000                 10,576
CenterPoint Energy Resources
 Sr Unsecured Series B
 04-01-13                            7.88                5,000                  5,632
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                            6.80               30,000                 33,122
Northwest Pipeline
 Sr Unsecured
 06-15-16                            7.00                5,000                  5,630
Transcontinental Gas Pipe Line LLC
 Sr Unsecured
 04-15-16                            6.40               10,000                 10,909
Transcontinental Gas Pipe Line LLC
 Sr Unsecured Series B
 08-15-11                            7.00                5,000                  5,377
                                                                      ---------------
Total                                                                          71,246
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (1.2%)
Anadarko Petroleum
 Sr Unsecured
 09-15-16                            5.95                5,000                  5,408
EnCana
 Sr Unsecured
 12-01-17                            5.90               15,000(c)              16,132
                                                                      ---------------
Total                                                                          21,540
-------------------------------------------------------------------------------------

MEDIA CABLE (0.3%)
Comcast
 05-15-18                            5.70                5,000                  5,256
-------------------------------------------------------------------------------------

MEDIA NON CABLE (0.5%)
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                            6.13               10,000                  9,886
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.3%)
General Electric Capital
 Sr Unsecured
 01-10-39                            6.88                5,000                  5,163
-------------------------------------------------------------------------------------

RETAILERS (0.3%)
CVS Caremark
 Sr Unsecured
 09-15-39                            6.13                5,000                  4,956
-------------------------------------------------------------------------------------

WIRELESS (0.3%)
US Cellular
 Sr Unsecured
 12-15-33                            6.70                5,000                  4,917
-------------------------------------------------------------------------------------

WIRELINES (3.5%)
AT&T
 Sr Unsecured
 02-01-18                            5.50                5,000                  5,255
 02-15-39                            6.55                5,000                  5,268
BellSouth
 Sr Unsecured
 09-15-14                            5.20               15,000                 16,065
TELUS
 Sr Unsecured
 06-01-11                            8.00                7,000(c)               7,578
Verizon New York
 Sr Unsecured Series A
 04-01-12                            6.88               15,000                 16,320
Verizon New York
 Sr Unsecured Series B
 04-01-32                            7.38               10,000                 10,773
                                                                      ---------------
Total                                                                          61,259
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $1,674,763)                                                         $1,650,765
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

MONEY MARKET FUND (15.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%               266,290(k)             $266,290
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $266,290)                                                             $266,290
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (10.6%)
                                                       SHARES                VALUE(a)
JPMorgan Prime Money Market Fund                      186,416                $186,416
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $186,416)                                                             $186,416
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,127,469)(l)                                                      $2,103,471
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 2.23% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $5,402 or 0.31% of net assets.

(e) At Dec. 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Dec. 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $133,756. See Note 2 to the financial statements.

(h) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2009.

(j)  This position is in bankruptcy.

(k) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(l) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $2,127,544 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                           $46,147
     Unrealized depreciation                           (70,220)
     ---------------------------------------------------------
     Net unrealized depreciation                      $(24,073)
     ---------------------------------------------------------





--------------------------------------------------------------------------------
18 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations & Agencies               $--           $10,177         $--           $10,177
  U.S. Government
    Obligations & Agencies           609,000           333,472          --           942,472
  Asset-Backed Securities                 --            25,899          --            25,899
  Residential Mortgage-
    Backed Securities                     --           302,946          --           302,946
  Corporate Debt Securities               --           369,271          --           369,271
--------------------------------------------------------------------------------------------
Total Bonds                          609,000         1,041,765          --         1,650,765
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(a)                          266,290                --          --           266,290
  Investments of Cash
    Collateral Received for
    Securities on Loan               186,416                --          --           186,416
--------------------------------------------------------------------------------------------
Total Other                          452,706                --          --           452,706
--------------------------------------------------------------------------------------------
Total                             $1,061,706        $1,041,765         $--        $2,103,471
--------------------------------------------------------------------------------------------


(a) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
20 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $1,674,763)               $1,650,765
  Affiliated money market fund (identified cost $266,290)             266,290
  Investments of cash collateral received for securities on loan
    (identified cost $186,416)                                        186,416
-----------------------------------------------------------------------------
Total investments in securities (identified cost $2,127,469)        2,103,471
Cash                                                                      292
Dividends and accrued interest receivable                              13,242
Receivable for investment securities sold                                 102
-----------------------------------------------------------------------------
Total assets                                                        2,117,107
-----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  3,742
Payable for investment securities purchased                           133,776
Payable upon return of securities loaned                              186,416
Accrued investment management services fees                               525
Accrued transfer agency fees                                               91
Accrued administrative services fees                                      107
Other accrued expenses                                                 28,903
-----------------------------------------------------------------------------
Total liabilities                                                     353,560
-----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $1,763,547
-----------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $      220
Additional paid-in capital                                          1,913,800
Undistributed net investment income                                    18,693
Accumulated net realized gain (loss)                                 (145,168)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          (23,998)
-----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $1,763,547
-----------------------------------------------------------------------------
Shares outstanding                                                    219,902
-----------------------------------------------------------------------------
Net asset value per share of outstanding capital stock             $     8.02
-----------------------------------------------------------------------------
*Value of securities on loan                                       $  301,042
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  21

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Interest                                                           $ 58,543
Income distributions from affiliated money market fund                  674
Income from securities lending -- net                                   226
---------------------------------------------------------------------------
Total income                                                         59,443
---------------------------------------------------------------------------
Expenses:
Investment management services fees                                   6,562
Transfer agency fees                                                    704
Administrative services fees                                            821
Compensation of board members                                            55
Custodian fees                                                       16,888
Printing and postage                                                  9,341
Professional fees                                                    28,353
Other                                                                   531
---------------------------------------------------------------------------
Total expenses                                                       63,255
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                      (47,932)
---------------------------------------------------------------------------
Total net expenses                                                   15,323
---------------------------------------------------------------------------
Investment income (loss) -- net                                      44,120
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on investments                               9,572
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 36,192
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                45,764
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 89,884
---------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                 2009        2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   44,120  $   77,188
Net realized gain (loss) on investments                            9,572     (14,681)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                           36,192     (78,840)
------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      89,884     (16,333)
------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                         (100,000)    (89,938)
------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                    119,605     442,726
Net asset value of shares issued for reinvestment of
  distributions                                                  100,000      89,938
Payments for redemptions of shares                              (257,928)   (557,296)
------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                   (38,323)    (24,632)
------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (48,439)   (130,903)
Net assets at beginning of year                                1,811,986   1,942,889
------------------------------------------------------------------------------------
Net assets at end of year                                     $1,763,547  $1,811,986
------------------------------------------------------------------------------------
Undistributed net investment income                           $   18,693  $   74,790
------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  23

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of the Fund held for periods shown. Per share net investment income amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges, if any, and are not annualized for periods of less than one year.

                                                                  YEAR ENDED DEC. 31,
                                                   -------------------------------------------------
PER SHARE DATA                                      2009       2008       2007       2006       2005
Net asset value, beginning of period               $8.09      $8.57      $8.57      $8.80      $9.27
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .20        .34        .39        .41        .34
Net gains (losses) (both realized and
 unrealized)                                         .21       (.40)       .08       (.09)      (.26)
----------------------------------------------------------------------------------------------------
Total from investment operations                     .41       (.06)       .47        .32        .08
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.48)      (.42)      (.47)      (.55)      (.55)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.02      $8.09      $8.57      $8.57      $8.80
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       5.06%      (.70%)     5.59%      3.61%       .95%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              3.51%      2.20%      2.48%      2.38%      1.70%
----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .85%       .85%       .85%       .85%       .85%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       2.45%      3.97%      4.49%      4.59%      3.67%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $2         $2         $2         $2         $3
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                             284%(c)    232%       281%       768%       597%
----------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS.
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 249% for the year ended Dec. 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Investment Grade Fixed Income Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. The Fund offers Class 1 shares as an investment medium for variable annuity and life insurance separate accounts offered by various insurance companies. The Fund has 100 million authorized shares of capital stock. The Fund invests in fixed-income securities, diversified among a number of market sectors. The Fund has a fundamental policy that at least 80% of the Fund's assets will be invested in securities that are rated investment-grade when purchased by the Fund.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.


--------------------------------------------------------------------------------
26 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Dec. 31, 2009, the Fund has outstanding when-issued securities of $133,756.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.


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SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11,

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28  SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009
ANNUAL REPORT

--------------------------------------------------------------------------------


2009, the management fee is equal to 0.345% of the Fund's average daily net assets. Prior to May 11, 2009, the Investment Manager received an annual fee equal to 0.40% of the Fund's average daily net assets. The management fee for the year ended Dec. 31, 2009 was 0.36% of the Fund's average daily net assets. The reduction in the investment management services fee on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.05% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $13.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records.

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Effective May 11, 2009, the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were 0.85% of the Fund's average daily net assets.

Under an agreement that was effective until May 10, 2009, the Investment Manager contractually agreed to waive certain fees and reimburse certain expenses such that "other expenses" (those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses), would not exceed 0.45% per annum of the average daily net assets.

Effective May 11, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.85% of the Fund's average daily net assets.

Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.79% of the Fund's average daily net assets.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales or maturities of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $4,495,922 and $4,225,411, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
30 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                              2009     2008
---------------------------------------------------------------
Sold                                            14,247   51,096
Reinvested distributions                        12,438   11,063
Redeemed                                       (30,810) (64,946)
---------------------------------------------------------------
Net increase (decrease)                         (4,125)  (2,787)
---------------------------------------------------------------


6. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $301,042 were on loan, secured by U.S. government securities valued at $121,704 and by cash collateral of $186,416 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $226

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SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


earned from securities lending from May 8, 2009 through Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $1,077,815 and $811,525, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

Under a credit facility which was effective until June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings for the period from Jan. 1, 2009 through June 17, 2009.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


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32  SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009
ANNUAL REPORT

--------------------------------------------------------------------------------


In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $217 and accumulated net realized loss has been decreased by $217.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                             2009      2008
---------------------------------------------------------------
Ordinary income.............................  $100,000  $89,938


At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.....................  $  18,730
Undistributed accumulated long-term gain..........  $      --
Accumulated realized loss.........................  $(145,093)
Unrealized appreciation (depreciation)............  $ (24,110)


For federal income tax purposes, the Fund had a capital loss carry-over of $141,804 at Dec. 31, 2009, that if not offset by capital gains will expire as follows:

  2013       2014       2017
$56,149    $75,089    $10,566


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund had a post-October loss of $3,289 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.


--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


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34  SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009
ANNUAL REPORT

--------------------------------------------------------------------------------


On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in

--------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
36 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Investment Grade Fixed Income Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


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SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL
                                                                      REPORT  37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Investment Grade Fixed Income Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
38 SELIGMAN PORTFOLIOS -- INVESTMENT GRADE FIXED INCOME PORTFOLIO -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.7%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (9.3%)
General Dynamics                                        1,300                 $88,621
Honeywell Intl                                          1,500                  58,800
United Technologies                                       800                  55,528
                                                                      ---------------
Total                                                                         202,949
-------------------------------------------------------------------------------------

CAPITAL MARKETS (3.3%)
Morgan Stanley                                          2,400                  71,040
-------------------------------------------------------------------------------------

CHEMICALS (4.7%)
EI du Pont de Nemours & Co                              2,200                  74,074
Praxair                                                   350                  28,109
                                                                      ---------------
Total                                                                         102,183
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.1%)
US Bancorp                                              3,000                  67,530
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.1%)
Juniper Networks                                        2,500(b)               66,675
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (8.9%)
Bank of America                                         6,000                  90,360
JPMorgan Chase & Co                                     2,500                 104,175
                                                                      ---------------
Total                                                                         194,535
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.8%)
Costco Wholesale                                          600(c)               35,502
Wal-Mart Stores                                           500                  26,725
                                                                      ---------------
Total                                                                          62,227
-------------------------------------------------------------------------------------

FOOD PRODUCTS (5.1%)
Tyson Foods Cl A                                        9,000(c)              110,430
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Baxter Intl                                               800                  46,944
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.4%)
Humana                                                  1,700(b)               74,613
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (4.3%)
AES                                                     7,000(b)               93,170
-------------------------------------------------------------------------------------

INSURANCE (11.5%)
MetLife                                                 2,000                  70,700
Prudential Financial                                    1,500(c)               74,639
Travelers Companies                                     1,000                  49,860
Unum Group                                              3,000(c)               58,560
                                                                      ---------------
Total                                                                         253,759
-------------------------------------------------------------------------------------

MACHINERY (2.6%)
Caterpillar                                             1,000                  56,990
-------------------------------------------------------------------------------------

MULTILINE RETAIL (4.8%)
JC Penney                                               1,700                  45,237
Nordstrom                                               1,600(c)               60,128
                                                                      ---------------
Total                                                                         105,365
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.0%)
Chevron                                                   500                  38,495
Marathon Oil                                            2,000                  62,440
Valero Energy                                           2,500                  41,875
Williams Companies                                      2,500                  52,700
                                                                      ---------------
Total                                                                         195,510
-------------------------------------------------------------------------------------

PHARMACEUTICALS (4.6%)
Bristol-Myers Squibb                                    4,000                 101,000
-------------------------------------------------------------------------------------

ROAD & RAIL (5.4%)
CSX                                                     1,500                  72,735
Union Pacific                                             700                  44,730
                                                                      ---------------
Total                                                                         117,465
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (8.2%)
Gap                                                     4,000                  83,800
Lowe's Companies                                        2,800                  65,492
Sherwin-Williams                                          500(c)               30,825
                                                                      ---------------
Total                                                                         180,117
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

TOBACCO (3.5%)
Altria Group                                            1,400                 $27,482
Philip Morris Intl                                      1,000                  48,190
                                                                      ---------------
Total                                                                          75,672
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,918,446)                                                         $2,178,174
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.8%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                16,401(d)              $16,401
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $16,401)                                                               $16,401
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (14.2%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                      310,106                $310,106
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON LOAN
(Cost: $310,106)                                                             $310,106
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,244,953)(e)                                                      $2,504,681
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) At Dec. 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.

(d) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(e) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $2,248,454 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $428,451
     Unrealized depreciation                          (172,224)
     ---------------------------------------------------------
     Net unrealized appreciation                      $256,227
     ---------------------------------------------------------





--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model

--------------------------------------------------------------------------------
16  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                $2,178,174           $--             $--        $2,178,174
--------------------------------------------------------------------------------------------
Total Equity Securities            2,178,174            --              --         2,178,174
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(b)                           16,401            --              --            16,401
  Investments of Cash
    Collateral Received for
    Securities on Loan               310,106            --              --           310,106
--------------------------------------------------------------------------------------------
Total Other                          326,507            --              --           326,507
--------------------------------------------------------------------------------------------
Total                             $2,504,681           $--             $--        $2,504,681
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.

(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  17

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $1,918,446)               $2,178,174
  Affiliated money market fund (identified cost $16,401)               16,401
  Investments of cash collateral received for securities on loan
    (identified cost $310,106)                                        310,106
-----------------------------------------------------------------------------
Total investments in securities (identified cost $2,244,953)        2,504,681
Dividends and accrued interest receivable                               3,063
-----------------------------------------------------------------------------
Total assets                                                        2,507,744
-----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                     80
Payable upon return of securities loaned                              310,106
Accrued investment management services fees                             1,397
Accrued transfer agency fees                                              111
Accrued administrative services fees                                      111
Other accrued expenses                                                 12,040
-----------------------------------------------------------------------------
Total liabilities                                                     323,845
-----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $2,183,899
-----------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $      216
Additional paid-in capital                                          2,043,639
Undistributed net investment income                                    11,344
Accumulated net realized gain (loss)                                 (131,028)
Unrealized appreciation (depreciation) on investments                 259,728
-----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $2,183,899
-----------------------------------------------------------------------------
Shares outstanding                                                    215,962
-----------------------------------------------------------------------------
Net asset value per share of outstanding capital stock             $    10.11
-----------------------------------------------------------------------------
*Value of securities on loan                                       $  296,834
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
18  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  44,955
Income distributions from affiliated money market fund                    41
Income from securities lending -- net                                    127
----------------------------------------------------------------------------
Total income                                                          45,123
----------------------------------------------------------------------------
Expenses:
Investment management services fees                                   14,699
Transfer agency fees                                                     799
Administrative services fees                                             799
Compensation of board members                                             58
Custodian fees                                                         6,259
Printing and postage                                                  19,687
Professional fees                                                     22,724
Other                                                                    641
----------------------------------------------------------------------------
Total expenses                                                        65,666
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                       (37,711)
----------------------------------------------------------------------------
Total net expenses                                                    27,955
----------------------------------------------------------------------------
Investment income (loss) -- net                                       17,168
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on investments                             (129,424)
Net change in unrealized appreciation (depreciation) on
  investments                                                        611,978
----------------------------------------------------------------------------
Net gain (loss) on investments                                       482,554
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 499,722
----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                      2009         2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   17,168  $    25,093
Net realized gain (loss) on investments                              (129,424)     274,071
Net change in unrealized appreciation (depreciation) on
  investments                                                         611,978   (1,556,116)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       499,722   (1,256,952)
------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                               (30,001)     (22,736)
  Net realized gain                                                  (218,918)          --
------------------------------------------------------------------------------------------
Total distributions                                                  (248,919)     (22,736)
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                         219,232      284,580
Net asset value of shares issued for reinvestment of
  distributions                                                       248,919       22,736
Payments for redemptions of shares                                   (455,119)    (964,871)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions      13,032     (657,555)
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               263,835   (1,937,243)
Net assets at beginning of year                                     1,920,064    3,857,307
------------------------------------------------------------------------------------------
Net assets at end of year                                          $2,183,899  $ 1,920,064
------------------------------------------------------------------------------------------
Undistributed net investment income                                $   11,344  $    24,177
------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of the Fund held for periods shown. Per share net investment income amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $8.75       $14.29      $13.15      $11.67      $10.65
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09          .11         .07         .08         .07
Net gains (losses) (both realized and
 unrealized)                                         2.57        (5.55)       1.17        1.50        1.06
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.66        (5.44)       1.24        1.58        1.13
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)        (.10)       (.10)       (.10)       (.11)
Dividends from net realized gain (loss)             (1.14)          --          --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                 (1.30)        (.10)       (.10)       (.10)       (.11)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.11        $8.75      $14.29      $13.15      $11.67
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       30.23%      (38.03%)      9.43%      13.57%      10.63%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(A)
Gross expenses prior to expense
 waiver/reimbursement                               3.43%        1.95%       1.42%       1.32%       1.34%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.46%        1.54%       1.42%       1.32%       1.34%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .90%         .87%        .51%        .67%        .65%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $2          $4          $5          $5
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               39%          18%         11%         14%         27%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS.

(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statements.


--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Large-Cap Value Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. The Fund has 100 million authorized shares of capital stock. The Fund generally invests at least 80% of its net assets in the common stock of "value" companies with large market capitalization ($4 billion or more) at the time of purchase by the Fund.

The Fund offers Class 1 and Class 2 shares, which are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required. As of Dec. 31, 2009, there are no Class 2 shares outstanding.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets,

--------------------------------------------------------------------------------
22  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business in the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in

--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.


--------------------------------------------------------------------------------
24  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.755% to 0.565% as the Fund's net assets increase. Prior to May 11, 2009, the Investment Manager received an annual fee equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.60% as the Fund's net assets increased. The management fee for the year ended Dec. 31, 2009 was 0.77% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.04% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the

--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $13.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. Effective May 11, 2009, the Fund pays the Transfer Agent an annual rate of 0.06% of the Fund's average daily net assets.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses of the Fund's Class 1 shares (excluding fees and expenses of acquired funds*), were 1.46% of the class average daily net assets.

Under an agreement that was effective until May 10, 2009, the Investment Manager contractually agreed to waive certain fees and reimburse certain expenses such that "other expenses" (those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses), would not exceed 0.62% per annum of Class 1 average daily net assets.

Effective May 11, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 1.42% of Class 1 average daily net assets.


--------------------------------------------------------------------------------
26  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.95% of Class 1 average daily net assets.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales or maturities of securities (other than short-term obligations) aggregated $725,587 and $936,932, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                              2009    2008*
---------------------------------------------------------------
Sold                                            21,632   24,141
Reinvested distributions                        24,356    2,622
Redeemed                                       (49,393) (77,350)
---------------------------------------------------------------
Net increase (decrease)                         (3,405) (50,587)
---------------------------------------------------------------


* Certain line items from prior year have been renamed to conform to the current year presentation.

6. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of

--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $296,834 were on loan, secured by cash collateral of $310,106 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $127 earned from securities lending from May 8, 2009 through Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $324,022 and $307,621, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

Under a credit facility which was effective until June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings

--------------------------------------------------------------------------------
28  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings for the period from May 8, 2009 through June 17, 2009.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                             2009      2008
---------------------------------------------------------------
Ordinary income                               $ 30,001  $22,736
Long-term capital gain                         218,918       --


At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.....................  $  11,390
Undistributed accumulated long-term gain..........  $      --
Accumulated realized loss.........................  $(127,528)
Unrealized appreciation (depreciation)............  $ 256,182


For federal income tax purposes, the Fund had a capital loss carry-over of $121,250 at Dec. 31, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund had a post-October loss of $6,278 that is treated for income tax purposes as occurring on Jan. 1, 2010.


--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise

--------------------------------------------------------------------------------
30  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four

--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
32  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
SELIGMAN LARGE-CAP VALUE PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Large-Cap Value Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
      SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Large-Cap Value Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
34  SELIGMAN PORTFOLIOS -- LARGE-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (100.2%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (3.5%)
Cubic                                                    90,000            $3,357,000
-------------------------------------------------------------------------------------

AIRLINES (7.9%)
Continental Airlines Cl B                               170,000(b,d)        3,046,400
Delta Air Lines                                         400,000(b,d)        4,552,000
                                                                      ---------------
Total                                                                       7,598,400
-------------------------------------------------------------------------------------

BEVERAGES (2.4%)
Central European Distribution                            80,000(b,d)        2,272,800
-------------------------------------------------------------------------------------

CHEMICALS (2.3%)
Minerals Technologies                                    40,000(d)          2,178,800
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.1%)
Brink's                                                  50,000             1,217,000
Waste Connections                                        80,000(b)          2,667,200
                                                                      ---------------
Total                                                                       3,884,200
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (4.1%)
F5 Networks                                              75,000(b)          3,973,500
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.8%)
Shaw Group                                               60,000(b)          1,725,000
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.5%)
Owens-Illinois                                           45,000(b)          1,479,150
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (2.7%)
Sotheby's                                               115,000(d)          2,585,200
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (6.5%)
Belden                                                   85,000             1,863,200
EnerSys                                                 125,000(b)          2,733,750
Thomas & Betts                                           46,500(b)          1,664,235
                                                                      ---------------
Total                                                                       6,261,185
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.0%)
Exterran Holdings                                        70,000(b,d)        1,501,500
TETRA Technologies                                      210,000(b)          2,326,800
                                                                      ---------------
Total                                                                       3,828,300
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.1%)
Smithfield Foods                                        130,000(b,d)        1,974,700
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.7%)
Analogic                                                 17,400(d)            670,074
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.2%)
Select Medical Holdings                                  30,000(b)            318,600
WellCare Health Plans                                   100,000(b)          3,676,000
                                                                      ---------------
Total                                                                       3,994,600
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (2.7%)
Eclipsys                                                140,000(b)          2,592,800
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (5.4%)
Burger King Holdings                                     25,400               478,028
Penn Natl Gaming                                         90,000(b)          2,446,200
Texas Roadhouse                                         200,000(b)          2,246,000
                                                                      ---------------
Total                                                                       5,170,228
-------------------------------------------------------------------------------------

INSURANCE (17.1%)
Aspen Insurance Holdings                                110,000(c)          2,799,500
Endurance Specialty Holdings                             70,000(c)          2,606,100
Hanover Insurance Group                                  70,000(d)          3,110,100
Infinity Property & Casualty                             50,000             2,032,000
Lincoln Natl                                            130,000             3,234,400
WR Berkley                                              105,000             2,587,200
                                                                      ---------------
Total                                                                      16,369,300
-------------------------------------------------------------------------------------

IT SERVICES (2.6%)
CACI Intl Cl A                                           50,000(b,d)        2,442,500
-------------------------------------------------------------------------------------

MACHINERY (2.3%)
Mueller Inds                                             85,000             2,111,400
Navistar Intl                                             3,000(b)            115,950
                                                                      ---------------
Total                                                                       2,227,350
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.9%)
Fred's Cl A                                             185,000(d)          1,887,000
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PERSONAL PRODUCTS (3.6%)
Herbalife                                                85,000(c)         $3,448,450
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (2.7%)
School Specialty                                        112,000(b,d)        2,619,680
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.9%)
Cypress Semiconductor                                   200,000(b,d)        2,112,000
ON Semiconductor                                        263,600(b,d)        2,322,316
Varian Semiconductor Equipment Associates                60,950(b,d)        2,186,886
                                                                      ---------------
Total                                                                       6,621,202
-------------------------------------------------------------------------------------

SOFTWARE (6.1%)
Lawson Software                                         390,000(b,d)        2,593,500
Quest Software                                          175,000(b)          3,220,000
                                                                      ---------------
Total                                                                       5,813,500
-------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.1%)
Aegean Marine Petroleum Network                          37,600(c)          1,033,248
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $88,746,359)                                                       $96,008,167
-------------------------------------------------------------------------------------



MONEY MARKET FUND (--%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                  23,998(e)            $23,998
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $23,998)                                                               $23,998
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (19.4%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     18,605,706           $18,605,706
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $18,605,706)                                                       $18,605,706
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $107,376,063)(f)                                                  $114,637,871
=====================================================================================



The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 10.32% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(f) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $107,376,063 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $21,889,171
     Unrealized depreciation                         (14,627,363)
     -----------------------------------------------------------
     Net unrealized appreciation                      $7,261,808
     -----------------------------------------------------------





--------------------------------------------------------------------------------
16  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator.

Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                              ---------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)               $96,008,167          $--             $--         $96,008,167
---------------------------------------------------------------------------------------------
Total Equity Securities           96,008,167           --              --          96,008,167
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(b)                           23,998           --              --              23,998
  Investments of Cash
    Collateral Received
    for Securities on Loan        18,605,706           --              --          18,605,706
---------------------------------------------------------------------------------------------
Total Other                       18,629,704           --              --          18,629,704
---------------------------------------------------------------------------------------------
Total                           $114,637,871          $--             $--        $114,637,871
---------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
18  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $88,746,359)                     $ 96,008,167
  Affiliated money market fund (identified cost $23,998)                        23,998
  Investments of cash collateral received for securities on loan
    (identified cost $18,605,706)                                           18,605,706
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $107,376,063)             114,637,871
Capital shares receivable                                                       19,783
Dividends and accrued interest receivable                                       11,728
--------------------------------------------------------------------------------------
Total assets                                                               114,669,382
--------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                         151,555
Payable upon return of securities loaned                                    18,605,706
Accrued investment management services fees                                     75,434
Accrued distribution fees                                                        4,728
Accrued transfer agency fees                                                     4,841
Accrued administrative services fees                                             6,454
Other accrued expenses                                                          42,525
--------------------------------------------------------------------------------------
Total liabilities                                                           18,891,243
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $ 95,778,139
--------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                          $     15,184
Additional paid-in capital                                                 102,902,670
Excess of distributions over net investment income                              (1,900)
Accumulated net realized gain (loss)                                       (14,399,623)
Unrealized appreciation (depreciation) on investments                        7,261,808
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $ 95,778,139
--------------------------------------------------------------------------------------
*Value of securities on loan                                              $ 17,878,060
--------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class 1                     $73,255,391           11,532,576                       $6.35
Class 2                     $22,522,748            3,651,762                       $6.17
----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  19

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                     $    484,819
Income distributions from affiliated money market fund                 835
Income from securities lending -- net                               11,647
--------------------------------------------------------------------------
Total income                                                       497,301
--------------------------------------------------------------------------
Expenses:
Investment management services fees                                798,571
Distribution fees -- Class 2                                        48,589
Transfer agency fees
  Class 1                                                           36,501
  Class 2                                                            5,654
Administrative services fees                                        46,508
Compensation of board members                                        2,523
Custodian fees                                                      37,635
Printing and postage                                                47,224
Professional fees                                                   44,627
Other                                                                5,155
--------------------------------------------------------------------------
Total expenses                                                   1,072,987
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                    (830)
--------------------------------------------------------------------------
Total net expenses                                               1,072,157
--------------------------------------------------------------------------
Investment income (loss) -- net                                   (574,856)
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions              (11,122,955)
Net change in unrealized appreciation (depreciation) on
  investments                                                   37,693,309
--------------------------------------------------------------------------
Net gain (loss) on investments                                  26,570,354
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $ 25,995,498
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                   2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   (574,856) $    (890,509)
Net realized gain (loss) on investments                        (11,122,955)    (1,089,345)
Net change in unrealized appreciation (depreciation) on
  investments                                                   37,693,309    (62,280,091)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    25,995,498    (64,259,945)
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class 1                                                     (1,588,590)   (33,558,758)
    Class 2                                                       (501,310)   (10,283,193)
  Tax return of capital
    Class 1                                                            (63)            --
    Class 2                                                            (19)            --
-----------------------------------------------------------------------------------------
Total distributions                                             (2,089,982)   (43,841,951)
-----------------------------------------------------------------------------------------
Proceeds from sales
  Class 1 shares                                                 8,075,270     44,163,742
  Class 2 shares                                                 2,136,746      2,503,070
Reinvestment of distributions at net asset value
  Class 1 shares                                                 1,588,653     33,558,758
  Class 2 shares                                                   501,329     10,283,193
Payments for redemptions
  Class 1 shares                                               (18,783,752)   (77,916,550)
  Class 2 shares                                                (4,787,236)   (10,017,638)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                 (11,268,990)     2,574,575
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         12,636,526   (105,527,321)
Net assets at beginning of year                                 83,141,613    188,668,934
-----------------------------------------------------------------------------------------
Net assets at end of year                                     $ 95,778,139  $  83,141,613
-----------------------------------------------------------------------------------------
Excess of distributions over net investment income            $     (1,900) $      (1,558)
-----------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  21

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges.

                                                                     YEAR ENDED DEC. 31,
CLASS 1                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.79       $17.21      $18.51      $16.67      $19.40
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.03)        (.09)       (.11)       (.12)       (.07)
Net gains (losses) (both realized and
 unrealized)                                         1.73        (6.83)        .90        3.66        (.71)
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.70        (6.92)        .79        3.54        (.78)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --          --          --        (.11)
Dividends from net realized gain (loss)              (.14)       (5.50)      (2.09)      (1.70)      (1.84)
Tax return of capital                                (.00)(a)       --          --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.14)       (5.50)      (2.09)      (1.70)      (1.95)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.35        $4.79      $17.21      $18.51      $16.67
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       35.46%      (39.53%)      4.14%      21.25%      (3.98%)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.23%        1.22%       1.14%       1.13%       1.14%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.23%        1.22%       1.14%       1.13%       1.14%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.64%)       (.63%)      (.58%)      (.66%)      (.37%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $73          $64        $148        $188        $199
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                8%          14%         27%         32%         23%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
22  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED DEC. 31,
CLASS 2                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.67       $17.03      $18.37      $16.59      $19.26
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)        (.11)       (.15)       (.15)       (.10)
Net gains (losses) (both realized and
 unrealized)                                         1.68        (6.75)        .90        3.63        (.70)
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.64        (6.86)        .75        3.48        (.80)
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --          --          --        (.03)
Dividends from net realized gain (loss)              (.14)       (5.50)      (2.09)      (1.70)      (1.84)
Tax return of capital                                (.00)(a)       --          --          --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.14)       (5.50)      (2.09)      (1.70)      (1.87)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.17        $4.67      $17.03      $18.37      $16.59
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       35.09%      (39.58%)      3.96%      20.99%      (4.13%)
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.45%        1.42%       1.33%       1.32%       1.33%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.45%        1.42%       1.33%       1.32%       1.33%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.86%)       (.83%)      (.77%)      (.85%)      (.56%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $23          $19         $41         $41         $36
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                8%          14%         27%         32%         23%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Rounds to zero.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Smaller-Cap Value Portfolio (the Fund) is a series of Seligman Portfolios, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. The Fund has 150 million authorized shares of capital stock. The Fund invests at least 80% of its net assets in the common stock of "value" companies with smaller market capitalization ($3 billion or less) at the time of purchase by the Fund.

The Fund offers Class 1 and Class 2 shares, which are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets,

--------------------------------------------------------------------------------
24  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.


--------------------------------------------------------------------------------
26  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. Effective May 11, 2009, the management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.935% to 0.745% as the Fund's net assets increase. Prior to May 11, 2009, the Investment Manager received an annual fee equal to a percentage of the Fund's average daily net assets that declined from 1.00% to 0.80% as the Fund's net assets increased. The management fee for the year ended Dec. 31, 2009 was 0.96% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on May 11, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective May 11, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. For the period from May 11, 2009 through Dec. 31, 2009, the fee was 0.06% of the Fund's average daily net assets. Prior to May 11, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on May 11, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $546.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency and Servicing agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. Effective May 11, 2009, the Fund pays the Transfer Agent at an annual rate of 0.06% of the Fund's average daily net assets.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays the Distributor a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), were as follows:

Class 1.............................................  1.23%
Class 2.............................................  1.45


The management fees waived/reimbursed at the Fund level were $830.

Effective May 11, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net

--------------------------------------------------------------------------------
28  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class 1.............................................  1.22%
Class 2.............................................  1.47


Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired Funds*) will not exceed the following percentage of the class' average daily net assets:

Class 1.............................................  1.02%
Class 2.............................................  1.27


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales or maturities of securities (other than short-term obligations) aggregated $6,407,020 and $18,993,391, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED DEC. 31,                            2009        2008*
------------------------------------------------------------------
CLASS 1
Sold                                         1,929,617   3,947,171
Reinvested distributions                       247,069   7,155,385
Redeemed                                    (3,975,316) (6,357,579)
------------------------------------------------------------------
Net increase (decrease)                     (1,798,630)  4,744,977
------------------------------------------------------------------

CLASS 2
Sold                                           424,412     200,590
Reinvested distributions                        80,341   2,250,152
Redeemed                                      (971,602)   (733,602)
------------------------------------------------------------------
Net increase (decrease)                       (466,849)  1,717,140
------------------------------------------------------------------


* Certain line items from the prior year have been removed to conform to the current year presentation.


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    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $17,878,060 were on loan, secured by cash collateral of $18,605,706 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $11,647 earned from securities lending for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares

--------------------------------------------------------------------------------
30  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



of RiverSource Short-Term Cash Fund aggregated $6,387,778 and $6,363,780, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing the prior credit facilities. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to the Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

For the period from June 17, 2009 through to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to the Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

Prior to June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings during the year ended Dec. 31, 2009.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of post-October losses. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $574,514 resulting in a net reclassification adjustment to decrease paid-in capital by $574,514.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                           2009         2008
------------------------------------------------------------------
Ordinary income..........................          --  $ 6,182,790
Long-term capital gain...................  $2,089,900   37,659,161
Tax return of capital....................          82           --


At Dec. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $         --
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(14,399,624)
Unrealized appreciation (depreciation).........  $  7,259,909


For federal income tax purposes, the Fund had a capital loss carry-over of $14,150,615 at Dec. 31, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as

--------------------------------------------------------------------------------
32  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



occurring on the first day of the following tax year. At Dec. 31, 2009, the Fund had a post-October loss of $249,009 that is treated for income tax purposes as occurring on Jan. 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 18, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v.

--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other

--------------------------------------------------------------------------------
34  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN SMALLER-CAP VALUE PORTFOLIO:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Smaller-Cap Value Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
36  SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Smaller-Cap Value Portfolio of the Seligman Portfolios, Inc. at December 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 18, 2010


--------------------------------------------------------------------------------
    SELIGMAN PORTFOLIOS -- SMALLER-CAP VALUE PORTFOLIO -- 2009 ANNUAL REPORT  37

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1) Articles Supplementary in respect of Seligman Smaller-Cap Value Portfolio filed December 17, 2004, effective January 1, 2005. (Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed on April 29, 2005.)

(a)(2) Articles of Amendment to the Articles of Amendment and Restatement in respect of Seligman Income and Growth Portfolio (formerly, Seligman Income Portfolio) filed April 24, 2003. (Incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed on April 16, 2004.)

(a)(3) Form of Articles of Amendment and Restatement of Articles of Incorporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

(a)(4) Articles Supplementary in respect of Seligman Large-Cap Growth Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on April 28, 1999.)

(a)(5) Articles Supplementary in respect of Class 2 shares of the Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

(a)(6) Articles of Amendment dated April 24, 2002, in respect of Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed on April 30, 2002.)

(b) Amended and Restated By-laws of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed on April 24, 2006).

(c)    Stock Certificate: Not applicable.

(d)(1) Investment Management Services Agreement, between Registrant and RiverSource Investments, LLC, dated Nov. 7, 2008, amended and restated April 6, 2010, is filed electronically herewith as Exhibit (d)(1) to Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 33-15253.

(d)(2) Form of Subadvisory Agreement dated November 7, 2008 between the Registrant, RiverSource Investments, LLC and Wellington Management Company LLP, in respect of Seligman International Growth Portfolio filed electronically on or about April 30, 2009 as Exhibit (d)(1) to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 33-15253 is incorporated by reference.

(e) Distribution Agreement between Registrant and RiverSource Fund Distributors, Inc., dated May 1, 2009, amended and restated April 6, 2010 is filed electronically on or about April 29, 2010 as Exhibit (e) to RiverSource Variable Series Trust Post-Effective Amendment No. 9 to Registration Statement No. 333-146374 is incorporated by reference.

(f) Deferred Compensation Plan, amended and restated Jan. 1, 2009, filed electronically on or about Jan. 27, 2009 as Exhibit (f) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 105 to Registration Statement No. 2-13188 is incorporated by reference.

(g) Form of Master Global Custody Agreement with JP Morgan Chase Bank, N.A. filed electronically on or about Dec. 23, 2008 as Exhibit (g) to RiverSource International Mangers, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(1) Administrative Services Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between Registrant and Ameriprise Financial, Inc. filed electronically on or about April 29, 2010 as Exhibit (h)(1) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(2) Transfer Agency and Servicing Agreement, dated November 8, 2007, amended and restated April 6, 2010, between Registrant and RiverSource Service Corporation filed electronically on or as Exhibit (h)(2) to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-146374.

(h)(3) Master Fee Cap/Fee Waiver Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between RiverSource Investments, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, RiverSource Fund Distributors, Inc. and the Registrant filed electronically on or about April 29, 2010 as Exhibit (h)(4) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(4) License Agreement, effective May 1, 2006, amended and restated as of Nov. 12, 2008, between Ameriprise Financial, Inc. and RiverSource Family of Funds filed electronically on or about Feb. 27, 2009 as Exhibit (h)(4) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)(1) Consent of Independent Registered Public Accounting Firm (Ernst & Young
       LLP) is filed electronically herewith.

(j)(2) Consent of Independent Registered Public Accounting Firm (Deloitte& Touche LLP) is filed electronically herewith.

(k)    Omitted Financial Statements: Not Applicable.

(l)(1) Form of Investment Letter of the Registrant on behalf of the Class 2 shares of the Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

(l)(2) Form of Investment Letter on behalf of Registrant's Seligman Large-Cap Value Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on April 28, 1999.)

(l)(3) Form of Investment Letter on behalf of Registrant's Seligman Smaller-Cap Value Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on April 28, 1999.)

(l)(4) Form of Purchase Agreement on behalf of Registrant's Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

(l)(5) Investment Letter on behalf of Registrant's Seligman International Growth Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

(m) Plan and Agreement of Distribution between Registrant and RiverSource Fund Distributors, Inc., dated May 1, 2009, amended and restated April 6, 2010 filed electronically on or about April 29,

       2010 as Exhibit (m) to RiverSource Variable Series Trust Post-Effective Amendment No. 9 to Registration Statement No. 333-146374 is incorporated by reference.

(n) Rule 18f - 3(d) Plan, amended and restated April 6, 2010, filed electronically on or about April 29, 2010 as Exhibit (n) to RiverSource Variable Series Trust Post-Effective Amendment No. 9 to Registration Statement No. 333-146374 is incorporated by reference.

(o)    Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Feb. 27, 2009 as Exhibit (p)(1) to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's principal underwriter, dated April 2008, filed electronically on or about April 25, 2008 as Exhibit (p)(2) to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(3) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser, dated Nov. 15, 2009, filed electronically on or about Nov. 30, 2009 as Exhibit (p)(3) to RiverSource Tax-Exempt Income Series, Inc. Post-Effective Amendment No. 51 to Registration Statement No. 2-63552 is incorporated by reference.

(p)(4) Code of Ethics adopted under Rule 17j-1 for Seligman International Growth Portfolio's Subadviser Wellington Management Company LLP. filed electronically on or about March 2, 2009 as Exhibit (p)(4) to Seligman Global Fund Series, Inc. Post-Effective Amendment No. 48 to Registration Statement No. 33-44186 is incorporated by reference.

(q) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated April 6, 2010, is filed electronically herewith as Exhibit (q) to Registrant's Post-Effective Amendment No. 45 Registration Statement No. 33-15253.

Item 29. Persons Controlled by or Under Common Control with Registrant.

RiverSource Investments, LLC, ("RiverSource Investments"), as sponsor of the RiverSource Family of Funds, which includes Seligman branded funds, may make initial capital investments in funds (seed accounts). RiverSource Investments also serves as investment manager of certain funds-of-funds that invest primarily in shares of affiliated funds (the "underlying funds"). RiverSource Investments does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that RiverSource Investments may be deemed to control certain funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, RiverSource Investments (which votes proxies for the seed accounts) and the Boards of Directors or Trustees of the underlying funds (which votes proxies for the underlying funds) vote on each proposal in the same proportion that other shareholders vote on the proposal.

Item 30. Indemnification.

Reference is made to the provisions of Article Eleventh of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) of Registrant's Post-Effective Amendment No. 22 to the Registration Statement filed on April 28, 1998 and Article X of Registrant's Amended and Restated By-laws filed as Exhibit
Item 23(b) of Post-Effective Amendment No. 36 filed on April 24, 2006.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser (RiverSource Investments, LLC)

The following are directors and principal officers of RiverSource Investments, LLC who are directors and/or officers of one or more other companies:

Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
Neysa M. Alecu,         American Enterprise Investment   70400 AXP Financial Center,        Anti-Money Laundering Officer and
Anti-Money Laundering   Services Inc.                    Minneapolis, MN 55474              Identity Theft Prevention Officer
Officer
                        Ameriprise Auto & Home           3500 Packerland Drive              Anti-Money Laundering Officer and
                        Insurance Agency, Inc.           De Pere, WI 54115                  Identity Theft Prevention Officer

                        Ameriprise Bank, FSB             7 World Trade Center               Bank Secrecy Act/Anti-Money
                                                         250 Greenwich Street,              Laundering Officer
                                                         Suite 3900 New York, NY 10007

                        Ameriprise Financial, Inc.       200 Ameriprise Financial Center,   Anti-Money Laundering Officer and
                                                         Minneapolis, MN 55474              Identity Theft Prevention Officer

                        Ameriprise Financial Services,   5221 Ameriprise Financial          Anti-Money Laundering Officer and
                        Inc.                             Center, Minneapolis, MN 55474      Identity Theft Prevention Officer

                        Ameriprise Trust Company         200 Ameriprise Financial Center,   Anti-Money Laundering Officer
                                                         Minneapolis, MN 55474

                        IDS Capital Holdings Inc.                                           Anti-Money Laundering Officer

                        IDS Management Corporation                                          Anti-Money Laundering Officer

                        Kenwood Capital Management LLC   333 S. 7th Street, Suite 2330,     Anti-Money Laundering Officer
                                                         Minneapolis, MN 55402

                        RiverSource Distributors, Inc.   50611 Ameriprise Financial         Anti-Money Laundering Officer and
                                                         Center, Minneapolis, MN 55474      Identity Theft Prevention Officer

                        RiverSource Life Insurance       829 Ameriprise Financial Center,   Anti-Money Laundering Officer and
                        Company                          Minneapolis, MN 55474              Identity Theft Prevention Officer

                        RiverSource Life Insurance       20 Madison Ave. Ext.               Identity Theft Prevention Officer
                        Company of New York              Albany, NY 12005

                        RiverSource Service              734 Ameriprise Financial Center,   Anti-Money Laundering Officer and
                        Corporation                      Minneapolis, MN 55474              Identity Theft Prevention Officer

Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
Patrick Thomas          Ameriprise Trust Company         200 Ameriprise Financial Center,   Director, Senior Vice President
Bannigan,                                                Minneapolis, MN 55474
Director and Senior
Vice President -
Asset Management,
Products and
Marketing
                        J. & W. Seligman & Co.           100 Park Avenue                    Director, Senior Vice President -
                        Incorporated                     New York, NY 10017                 Asset Management, Products &
                                                                                            Marketing Group

                        RiverSource Distributors, Inc.   50611 Ameriprise Financial         Director and Vice President
                                                         Center, Minneapolis, MN 55474

                        RiverSource Fund Distributors,                                      Director and Vice President
                        Inc.

                        RiverSource Service Corporation  734 Ameriprise Financial Center,   Director
                                                         Minneapolis, MN 55474

                        RiverSource Services, Inc.                                          Director and Vice President

Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
Walter S. Berman,       Advisory Capital Strategies                                         Treasurer
Treasurer               Group Inc.

                        American Enterprise Investment   70400 AXP Financial Center,        Treasurer
                        Services Inc.                    Minneapolis, MN 55474

                        Ameriprise Auto & Home           3500 Packerland Drive              Treasurer
                        Insurance Agency Inc.            De Pere, WI 54115

                        Ameriprise Bank, FSB             9393 Ameriprise Financial          Treasurer
                                                         Center, Minneapolis, MN 55474

                        Ameriprise Captive Insurance                                        Director and Treasurer
                        Company

                        Ameriprise Financial, Inc.       200 Ameriprise Financial Center,   Director, Executive Vice President,
                                                         Minneapolis, MN 55474              Chief Financial Officer and Treasurer

                        Ameriprise Financial Services,   5221 Ameriprise Financial          Director and Treasurer
                        Inc.                             Center, Minneapolis, MN 55474

                        Ameriprise Holdings, Inc.                                           Chief Financial Officer

                        Ameriprise Insurance Company     3500 Packerland Drive              Treasurer
                                                         De Pere, WI 54115

                        IDS Capital Holdings Inc.                                           Treasurer

                        IDS Management Corporation                                          Treasurer

                        IDS Property Casualty            3500 Packerland Drive              Treasurer
                        Insurance Company                De Pere, WI 54115

                        Investors Syndicate                                                 Vice President and Treasurer
                        Development Corporation

                        J. & W. Seligman & Co.           100 Park Avenue                    Treasurer
                        Incorporated                     New York, NY 10017

                        RiverSource CDO Seed                                                Treasurer
                        Investments, LLC

                        RiverSource Distributors, Inc.   50611 Ameriprise Financial         Treasurer
                                                         Center, Minneapolis, MN 55474

                        RiverSource Fund Distributors,                                      Treasurer
                        Inc.

                        RiverSource Fund Distributors    60 St. Mary Axe, London EC3A 8JQ   Treasurer
                        Ltd

                        RiverSource Life Insurance       20 Madison Ave. Extension,         Vice President and Treasurer
                        Company of New York              Albany, NY 12005

                        RiverSource Life Insurance       829 Ameriprise Financial Center,   Vice President and Treasurer
                        Company                          Minneapolis, MN 55474

                        RiverSource Service              734 Ameriprise Financial Center,   Treasurer
                        Corporation                      Minneapolis, MN 55474

                        RiverSource Services, Inc.                                          Treasurer

                        RiverSource Tax Advantaged                                          Treasurer
                        Investments, Inc.

                        Securities America Advisors      12325 Port Grace Blvd., Lavista,   Director
                        Inc.                             NE68128-8204

                        Securities America Financial     7100 W. Center Rd., Ste. 500,      Director
                        Corporation                      Omaha, NE 68106-2716

                        Securities America, Inc.         12325 Port Grace Blvd., Lavista,   Director
                                                         NE68128

                        Threadneedle Asset Management    60 St. Mary Axe, London EC3A 8JQ   Director
                        Holdings Ltd.

                        Threadneedle Asset Management    60 St. Mary Axe, London EC3A 8JQ   Director
                        Holdings Sarl

Name and Title           Other Companies                  Address*                           Title within other companies
----------------------   ------------------------------   --------------------------------   -------------------------------------
Amy K. Johnson           J. & W. Seligman & Co.           100 Park Avenue,                   Chief Administrative Officer
Chief Administrative     Incorporated                     New York, NY 10017
Officer

                         Ameriprise Trust Company         200 Ameriprise Financial Center,   President
                                                          Minneapolis, MN 55474

                         Ameriprise Financial Inc.        200 Ameriprise Financial Center,   Vice President - Asset Management
                                                          Minneapolis, MN 55474              and Trust Services

Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
Christopher Paul        Advisory Capital Strategies                                         Vice President
Keating, Director and   Group, Inc.
Head of Institutional
Sales, Client Service
and Consultant
Relationships

                        Ameriprise Trust Company         200 Ameriprise Financial Center,   Director and Vice President
                                                         Minneapolis, MN 55474

                        Boston Equity General Partner                                       Vice President
                        LLC

                        J. & W. Seligman & Co.           100 Park Avenue                    Head of Institutional Sales, Client
                        Incorporated                     New York, NY 10017                 Service and Consultant Relationships

                        RiverSource Fund Distributors,                                      Vice President
                        Inc.

                        RiverSource Services, Inc.                                          Vice President

                        Seligman Focus Partners LLC      100 Park Avenue                    Vice President
                                                         New York, NY 10017

                        Seligman Health Partners LLC     100 Park Avenue                    Vice President
                                                         New York, NY 10017

                        Seligman Health Plus Partners    100 Park Avenue                    Vice President
                        LLC                              New York, NY 10017

                        Seligman Partners LLC            100 Park Avenue                    Vice President
                                                         New York, NY 10017

Name and Title          Other Companies                  Address*                            Title within other companies
----------------------  -------------------------------  ----------------------------------  --------------------------------------
Eleanor T.M. Hoagland,  Ameriprise Certificate Company   70100 Ameriprise Financial Center,  Chief Compliance Officer
Chief Compliance                                         Minneapolis, MN 55474
Officer, Money
Laundering Prevention
Officer and Identity
Theft Prevention
Officer

                        Ameriprise Trust Company         200 Ameriprise Financial Center,    Chief Resolution Officer
                                                         Minneapolis, MN 55474

                        J. & W. Seligman & Co.           100 Park Avenue,                    Money Laundering Prevention Officer
                        Incorporated                     New York, NY 10017

                        Kenwood Capital Management LLC   333 S. 7th Street, Suite 2330,      Chief Compliance Officer
                                                         Minneapolis, MN 55474

                        RiverSource Fund Distributors,                                       Money Laundering Prevention Officer
                        Inc.

                        RiverSource Service Corporation  734 Ameriprise Financial Center,    Chief Compliance Officer
                                                         Minneapolis, MN 55474

                        RiverSource Services, Inc.                                           Money Laundering Prevention Officer

                        Seligman Data Corp.              100 Park Avenue,                    Chief Compliance Officer
                                                         New York, NY 10017

Name and Title          Other Companies                  Address*                            Title within other companies
----------------------  -------------------------------  ----------------------------------  --------------------------------------
Brian Joseph McGrane,   Advisory Capital Strategies                                          Vice President and Chief Financial
Director, Vice          Group Inc.                                                           Officer
President and Chief
Financial Officer

                        Advisory Select LLC               Dissolved                          Vice President and Chief Financial
                                                                                             Officer (resigned 5/1/07)

                        Ameriprise Certificate Company   70100 Ameriprise Financial          Vice President and Chief Financial
                                                         Center, Minneapolis, MN 55474       Officer (resigned 8/24/07)

                        Ameriprise Financial, Inc.       200 Ameriprise Financial Center,    Senior Vice President and Lead
                                                         Minneapolis, MN 55474               Financial Officer

                        Ameriprise Financial Services,   5221 Ameriprise Financial           Vice President and Lead Financial
                        Inc.                             Center, Minneapolis, MN 55474       Officer - Finance

                        Ameriprise Holdings, Inc.                                           Director

                        Ameriprise Trust Company         200 Ameriprise Financial Center,   Director, Vice President and Chief
                                                         Minneapolis, MN 55474              Financial Officer

                        Boston Equity General Partner                                       Vice President and Chief Financial
                        LLC                                                                 Officer

                        J. & W. Seligman & Co.           100 Park Avenue, New York, NY      Director, Vice President and Chief
                        Incorporated                     10017                              Financial Officer

                        RiverSource CDO Seed                                                Board Member
                        Investments, LLC

                        RiverSource Life Insurance       829 Ameriprise Financial Center,   Director, Executive Vice President
                        Company                          Minneapolis, MN 55474              and Chief Financial Officer

                        Seligman Focus Partners LLC      100 Park Avenue, New York, NY      Vice President and Chief Financial
                                                         10017                              Officer

                        Seligman Health Partners LLC     100 Park Avenue, New York, NY      Vice President and Chief Financial
                                                         10017                              Officer

                        Seligman Health Plus Partners    100 Park Avenue, New York, NY      Vice President and Chief Financial
                        LLC                              10017                              Officer

                        Seligman Partners LLC            100 Park Avenue, New York, NY      Vice President and Chief Financial
                                                         10017                              Officer

Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
Thomas R. Moore,        Advisory Capital Strategies                                         Secretary
Secretary               Group Inc.

                        American Enterprise Investment   70400 AXP Financial Center,        Secretary
                        Services Inc.                    Minneapolis, MN 55474

                        Ameriprise Bank, FSB             9393 Ameriprise Financial          Secretary
                                                         Center, Minneapolis, MN 55474

                        Ameriprise Financial, Inc.       200 Ameriprise Financial Center,   Vice President, Chief Governance
                                                         Minneapolis, MN 55474              Officer and Corporate Secretary

                        Ameriprise Financial Services,   5221 Ameriprise Financial          Secretary
                        Inc.                             Center, Minneapolis, MN 55474

                        Ameriprise Holdings, Inc.                                           Secretary

                        Ameriprise Insurance Company     3500 Packerland Drive              Secretary
                                                         De Pere, WI 54115

                        Ameriprise Trust Company         200 Ameriprise Financial Center,   Secretary
                                                         Minneapolis, MN 55474

                        Boston Equity General Partner                                       Secretary
                        LLC

                        IDS Capital Holdings Inc.                                           Secretary

                        IDS Futures Corporation          570 Ameriprise Financial Center,   Secretary
                                                         Minneapolis, MN 55474

                        IDS Management Corporation                                          Secretary

                        IDS Property Casualty            3500 Packerland Drive              Secretary
                        Insurance Company                De Pere, WI 54115

                        Investors Syndicate                                                 Secretary
                        Development Corporation

                        J. & W. Seligman & Co.           100 Park Avenue, New York, NY      Secretary
                        Incorporated                     10017

                        RiverSource CDO Seed                                                Secretary
                        Investments, LLC

                        RiverSource Fund Distributors,                                      Secretary
                        Inc.

                        RiverSource Distributors, Inc.   50611 Ameriprise Financial         Secretary
                                                         Center, Minneapolis, MN 55474

                        RiverSource Life Insurance       20 Madison Ave. Extension,         Secretary
                        Company of New York              Albany, NY 12005

                        RiverSource Life Insurance       829 Ameriprise Financial Center,   Secretary
                        Company                          Minneapolis, MN 55474

                        RiverSource Service              734 Ameriprise Financial Center,   Secretary
                        Corporation                      Minneapolis, MN 55474

                        RiverSource Services, Inc.                                          Secretary

                        RiverSource Tax Advantaged                                          Secretary
                        Investments, Inc.

                        Seligman Focus Partners LLC      100 Park Avenue, New York, NY      Secretary
                                                         10017

                        Seligman Health Partners LLC     100 Park Avenue, New York, NY      Secretary
                                                         10017

                        Seligman Health Plus Partners    100 Park Avenue, New York, NY      Secretary
                        LLC                              10017

                        Seligman Partners LLC            100 Park Avenue, New York, NY      Secretary
                                                         10017

Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
Scott Roane Plummer,    Advisory Capital Strategies                                         Chief Legal Officer
Chief Legal Officer     Group Inc.
and Assistant
Secretary

                        Ameriprise Certificate Company   70100 Ameriprise Financial         Vice President, General Counsel and
                                                         Center, Minneapolis, MN 55474      Secretary

                        Ameriprise Financial, Inc.       200 Ameriprise Financial Center,   Vice President - Asset Management
                                                         Minneapolis, MN 55474              Compliance

                        Ameriprise Financial Services,   5221 Ameriprise Financial          Vice President and Chief Counsel -
                        Inc.                             Center, Minneapolis, MN 55474      Asset Management

                        Ameriprise Trust Company                                            Chief Legal Officer

                        Boston Equity General Partner                                       Chief Legal Officer
                        LLC

                        J. & W. Seligman & Co.           100 Park Avenue, New York, NY      Chief Legal Officer
                        Incorporated                     10017

                        RiverSource Distributors, Inc.   50611 Ameriprise Financial         Chief Counsel
                                                         Center, Minneapolis, MN 55474

                        RiverSource Service Corporation  734 Ameriprise Financial Center,   Vice President and Chief Legal
                                                         Minneapolis, MN 55474              Officer

                        RiverSource Fund Distributors,                                      Chief Counsel
                        Inc.

                        RiverSource Services, Inc.                                          Chief Counsel

                        Seligman Focus Partners LLC      100 Park Avenue, New York, NY      Chief Counsel
                                                         10017

                        Seligman Health Partners LLC     100 Park Avenue, New York, NY      Chief Counsel
                                                         10017

                        Seligman Health Plus Partners    100 Park Avenue, New York, NY      Chief Counsel
                        LLC                              10017

                        Seligman Partners LLC            100 Park Avenue, New York, NY      Chief Counsel
                                                         10017

Name and Title          Other Companies                  Address*                           Title within other companies
----------------------  -------------------------------  ---------------------------------  --------------------------------------
William Frederick       Advisory Capital Strategies                                         Director and President
'Ted' Truscott          Group Inc.
Chairman, Chief
Investment Officer
and President

                        Ameriprise Certificate Company   70100 Ameriprise Financial         Director, President and Chief
                                                         Center, Minneapolis, MN 55474      Executive Officer

                        Ameriprise Financial, Inc.       200 Ameriprise Financial Center,   President - U.S. Asset Management,
                                                         Minneapolis, MN 55474              Annuities and Chief Investment Officer

                        Ameriprise Financial Services,   5221 Ameriprise Financial          Senior Vice President and Chief
                        Inc.                             Center, Minneapolis, MN 55474      Investment Officer

                        Ameriprise Trust Company         200 Ameriprise Financial Center,   Director
                                                         Minneapolis, MN 55474

                        Boston Equity General Partner                                       President
                        LLC

                        IDS Capital Holdings Inc.                                           Director and President

                        J. & W. Seligman & Co.           100 Park Avenue, New York, NY      Chairman and President
                        Incorporated                     10017

                        Kenwood Capital Management LLC   333 S. 7th Street, Suite 2330,     Board Member
                                                         Minneapolis, MN 55402

                        RiverSource Distributors, Inc.   50611 Ameriprise Financial         Chairman and Chief Executive Officer
                                                         Center, Minneapolis, MN 55474

                        RiverSource Fund Distributors,                                      Chairman and Chief Executive Officer
                        Inc.

                        RiverSource Life Insurance       829 Ameriprise Financial Center,   Director
                        Company                          Minneapolis, MN 55474

                        RiverSource Services, Inc.                                          Chairman and Chief Executive Officer

                        Seligman Focus Partners LLC      100 Park Avenue, New York, NY      President
                                                         10017

                        Seligman Health Partners LLC     100 Park Avenue, New York, NY      President
                                                         10017

                        Seligman Health Plus Partners    100 Park Avenue, New York, NY      President
                        LLC                              10017

                        Seligman Partners LLC            100 Park Avenue, New York, NY      President
                                                         10017

                        Threadneedle Asset Management    60 St. Mary Axe, London EC3A 8JQ   Director
                        Holdings Ltd.

                        Threadneedle Asset Management    60 St. Mary Axe, London EC3A 8JQ   Director
                        Holdings Sarl

* Unless otherwise noted, address is 50606 Ameriprise Financial Center, Minneapolis, MN 55474

Item 32. Principal Underwriter


(a) RiverSource Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

THE RIVERSOURCE FUNDS: RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series, Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc., RiverSource Tax-Exempt Series, Inc.; and RiverSource Variable Series Trust.

THE SELIGMAN FUNDS: RiverSource Government Money Market Fund, Inc., Seligman Capital Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Value Fund Series, Inc.

(b) As to each director, principal officer or partner of RiverSource Fund Distributors, Inc.

Name and
Principal Business Address          Positions and Offices with Underwriter   Positions and Offices with Fund
---------------------------------   --------------------------------------   -----------------------------------
William Frederick "Ted" Truscott*   Chairman and Chief Executive Officer     Director and Vice President
Jeffrey Lee McGregor, Sr.*          Director and President                   None
Patrick Thomas Bannigan*            Director and Vice President              President
Paul J. Dolan*                      Chief Operating Officer and Chief        None
                                    Administrative Officer
Jeffrey P. Fox*                     Chief Financial Officer                  Treasurer
Christopher P. Keating*             Vice President                           None
Emily Calcagno**                    Vice President                           None
Scott Roane Plummer*                Chief Counsel                            Vice President, General Counsel and
                                                                             Secretary
James F. Angelos*                   Chief Compliance Officer                 None
Thomas R. Moore*                    Secretary                                None
Walter Berman*                      Treasurer                                None
Eleanor T. M. Hoagland**            Anti-Money Laundering Officer            None

*    Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN
     55474

**   Business address is: 100 Park Avenue, New York, NY 10017.

(c) Not Applicable

Item 33. Location of Accounts and Records

         Ameriprise Financial, Inc.
         707 Second Avenue, South
         Minneapolis, MN 55402

         Iron Mountain Records Management
         920 & 950 Apollo Road
         Eagan, MN 55121

         Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records.

Item 34. Management Services

         Not Applicable

Item 35. Undertakings

         Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, SELIGMAN PORTFOLIOS, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and the State of Minnesota on the 29th day of April, 2010.

SELIGMAN PORTFOLIOS, INC.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of April, 2010.

Signature                               Capacity
---------                               --------

/s/ Stephen R. Lewis, Jr.*              Chair of the Board
-------------------------------------
Stephen R. Lewis, Jr.


/s/ Kathleen A. Blatz*                  Director
-------------------------------------
Kathleen A. Blatz


/s/ Arne H. Carlson*                    Director
-------------------------------------
Arne H. Carlson


/s/ Pamela G. Carlton*                  Director
-------------------------------------
Pamela G. Carlton


/s/ Patricia M. Flynn*                  Director
-------------------------------------
Patricia M. Flynn


/s/ Anne P. Jones*                      Director
-------------------------------------
Anne P. Jones

Signature                               Capacity
---------                               --------

/s/ Jeffrey Laikind*                    Director
-------------------------------------
Jeffrey Laikind


/s/ John F. Maher*                      Director
-------------------------------------
John F. Maher


/s/ Catherine James Paglia*             Director
-------------------------------------
Catherine James Paglia


/s/ Leroy C. Richie*                    Director
-------------------------------------
Leroy C. Richie


/s/ Alison Taunton-Rigby*               Director
-------------------------------------
Alison Taunton-Rigby


/s/ William F. Truscott*                Director
-------------------------------------
William F. Truscott

* Signed pursuant to Directors/Trustees Power of Attorney, dated April 6, 2010, filed electronically herewith as Exhibit (q) to Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 33-15253, by:


/s/ Scott R. Plummer
-------------------------------------
Scott R. Plummer

                CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 45
                     TO REGISTRATION STATEMENT NO. 33-15253

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Part A.

     Prospectuses for

          Seligman Capital Portfolio
          Seligman Common Stock Portfolio
          Seligman Communications and Information Portfolio
          Seligman Global Technology Portfolio
          Seligman International Growth Portfolio
          Seligman Investment Grade Fixed Income Portfolio
          Seligman Large-Cap Value Portfolio
          Seligman Smaller-Cap Value Portfolio

Part B.

     Statement of Additional Information
     Financial Statements

Part C.

     Other information

The signatures

                                  EXHIBIT INDEX

(d)(1) Investment Management Services Agreement, between Registrant and RiverSource Investments, LLC, dated Nov. 7, 2008, amended and restated April 6, 2010.

(i) Opinion and consent of counsel as to the legality of the securities being registered.

(j)(1) Consent of Independent Registered Public Accounting Firm (Ernst & Young
       LLP).

(j)(2) Consent of Independent Registered Public Accounting Firm (Deloitte& Touche LLP).

(q) Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated April 6, 2010.